[COUPLES AT OPERA]

ANNUAL REPORT

MARCH 31, 2001          NORTHERN
                        FIXED INCOME
                        FUNDS

TRUST NORTHERN   FOR A LIFETIME OF INVESTING

                                                NORTHERN
                                                FUNDS-SM-

                                                MANAGED BY
                                         [LOGO]NORTHERN TRUST

A MESSAGE FROM
ORIE DUDLEY                     [PHOTO OF ORIE DUDLEY]
CHIEF INVESTMENT OFFICER

AGAINST A BACKDROP OF SLOW ECONOMIC GROWTH, falling interest rates and sustained stock market weakness, high-quality fixed income securities provided strongly positive returns during the period and reminded us of the important role bonds play in diversifying investment portfolios.

At the onset of the period, the Federal Reserve raised interest rates in its continuing effort to moderate robust economic growth and quell inflationary concerns. Soon after, expectations of a soft landing faded as GDP (gross domestic product) growth shrank from eight percent to two percent by the end of 2000.

Shortly following the New Year, in an aggressive attempt to keep the stagnating economy from slipping into recession, the Fed dramatically reversed its policy, lowering rates a total of 150 basis points by the fiscal year-end. Nevertheless, the Fed was widely criticized for reacting too late. Fearful of an extended economic downturn, stock market investors--already wearied by historically high volatility and crippling losses--began a broad market sell-off.

Investors seeking safe harbor raised demand for higher-quality fixed income investments, which in general outperformed lower-quality assets. Treasury securities benefited from a favorable supply/demand dynamic. Shorter maturities outperformed longer-term securities due to a steepening, but inverted yield curve. Municipal bonds, which tend to trade closely to Treasuries, remained extremely tight in terms of credit and sector spreads.

The market's risk aversion contributed negatively to the relatively poor performance of corporate bonds, which generally tracked the equity markets. As an asset class, high yield bonds experienced one of the most volatile years since 1990. While global bond markets rallied strongly in local currency terms, dollar-based investors suffered foreign exchange losses.

While we acknowledge that there has been a decrease in capital spending, leading economic indicators point to strength in the U.S. economy. We do not believe that any future reduction in interest rates will be necessary to avert recession. In addition, current market conditions are giving way to new investment opportunities.

The market's demand to be well compensated for risk is reflected in the generous yields of corporate bonds, which we believe are fundamentally less risky than at any time in the last five years. The rationalization of business models, increased focus on cost-cutting and decline in equity buybacks may not be reflected in credit ratings soon, but these moves signal a turn in corporate credit quality. We believe that high yield bonds will continue to have an attractive risk/return profile relative to other asset classes, with the notable exception of telecommunications issues. Finally, municipal bonds are poised to benefit from a reduction in issuance, which should drive prices up, and increased demand given their attractiveness as an after-tax investment vehicle.

Throughout this difficult period, we encourage you to stay the course of your long-term financial strategy. We firmly believe that in time, your patience, prudence and tenaciousness will be rewarded.

Sincerely,

/s/ Orie Dudley

Orie Dudley
Chief Investment Officer
Northern Trust

                                                              FIXED INCOME FUNDS
TABLE OF CONTENTS


2     PORTFOLIO MANAGEMENT COMMENTARY

14    STATEMENTS OF ASSETS AND LIABILITIES

16    STATEMENTS OF OPERATIONS

18    STATEMENTS OF CHANGES IN NET ASSETS

20    FINANCIAL HIGHLIGHTS

      SCHEDULES OF INVESTMENTS

      30  ARIZONA TAX-EXEMPT FUND

      33  CALIFORNIA INTERMEDIATE TAX-EXEMPT FUND

      37  CALIFORNIA TAX-EXEMPT FUND

      42  FIXED INCOME FUND

      49  FLORIDA INTERMEDIATE TAX-EXEMPT FUND

      52  GLOBAL FIXED INCOME FUND

      54  HIGH YIELD FIXED INCOME FUND

      58  HIGH YIELD MUNICIPAL FUND

      62  INTERMEDIATE TAX-EXEMPT FUND

      70  SHORT-INTERMEDIATE U.S. GOVERNMENT FUND

      71  TAX-EXEMPT FUND

      79  U.S. GOVERNMENT FUND

80    NOTES TO THE FINANCIAL STATEMENTS

85    REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS

86    ABBREVIATIONS AND OTHER INFORMATION


                                NOT FDIC INSURED

                       May lose value / No bank guarantee

The report has been prepared for the general information of Northern Funds shareholders. It is not authorized for distribution to prospective investors unless accompanied or preceded by a current Northern Funds prospectus, which contains more complete information about Northern Funds investment policies, management fees and expenses. Investors are reminded to read the prospectus carefully before investing or sending money.

Performance calculations reflect fee waivers in effect. In the absence of fee waivers, total return would have been reduced. Total return is based on net change in NAV assuming reinvestment of all dividends and distributions. Quality ratings, such as AAA, refer to the credit risk of individual securities, and not to the Fund.

Northern Funds Distributors, LLC, an independent third party.


                             NORTHERN FUNDS ANNUAL REPORT 1 FIXED INCOME FUNDS

FIXED INCOME FUNDS

   PORTFOLIO MANAGEMENT COMMENTARY

   ARIZONA TAX-EXEMPT FUND


During the twelve months ended March 31, 2001, interest rates fell sharply as convincing evidence of a greater-than-expected economic slowdown emerged.

The Federal Reserve responded by aggressively cutting its benchmark overnight rate. Consequently, the Arizona municipal yield curve steepened considerably, with yields on shorter-maturity bonds dropping more significantly than longer-dated bonds.

In this favorable rate environment, the Fund maintained a duration greater than the benchmark Lehman Brothers Arizona Municipal Bond Index. As a result, the Fund generated a strong return of 10.98 percent, outperforming the Index, which posted a total return of 9.95 percent for the fiscal year. The Fund benefited from its exposure to longer-intermediate bonds; these offered superior relative value by capturing the steepest part of the Arizona tax-exempt yield curve. Moreover, the portfolio's overweighting of deep-discount bonds--which tend to outperform against a backdrop of declining interest rates--meaningfully boosted the Fund's total return. In addition, we took advantage of periods of robust in-state retail demand to provide a ready source of funds for trading opportunities. During the period, the Fund added exposure to insured bonds and top-rated revenue bonds, thereby increasing its holdings of AAA-rated bonds.

Looking ahead, we plan to maintain the Fund's relative duration, enabling it to benefit from an expected period of low inflation. In an effort to enhance performance, we will continue to seek opportunities to provide relative value through careful evaluation of the yield curve and potential sector performance as well as individual credit quality and structure.

FUND MANAGER
[PHOTO OF ERIC V. BOECKMANN]

                      ERIC V. BOECKMANN
                      WITH NORTHERN TRUST
                      SINCE 1985

FUND STATISTICS

INCEPTION DATE: October 1, 1999

TOTAL NET ASSETS: $74 million

NET ASSET VALUE: $10.66

WALL STREET JOURNAL ABBREVIATION: AZTxEx

TICKER SYMBOL: NOAZX

AVERAGE MATURITY: 12.7 years

DURATION: 8.0 years

DIVIDEND SCHEDULE: Monthly

TOTAL RETURNS PERIOD ENDED 3/31/01
--------------------------------------------------------------------------------
  ONE YEAR                          10.98%
  AVERAGE ANNUAL SINCE INCEPTION     8.93%
--------------------------------------------------------------------------------

Past performance is no guarantee of future results, share prices and yields will fluctuate, and you may have a gain or loss when you redeem shares.

Income from the Fund may be subject to federal alternative minimum tax (AMT), state and local taxes.

The Fund is "non-diversified" under the Investment Company Act of 1940, and may invest more of its assets in fewer issuers than "diversified" mutual funds.

Visit northernfunds.com for the most recent performance information.

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT

[CHART]

               Arizona      Lehman Brothers
             Tax-Exempt    Arizona Municipal
                Fund          Bond Index
  10/1/1999    $10,000          $10,000
  3/31/2000    $10,243          $10,204
  3/31/2001    $11,368          $11,220

The Lehman Brothers Arizona Municipal Bond Index is an unmanaged index of investment grade (Baa or better) tax-exempt Arizona bonds with a remaining maturity of at least one year. The Index figures do not reflect any fees or expense.


FIXED INCOME FUNDS 2 NORTHERN FUNDS ANNUAL REPORT

                                                              FIXED INCOME FUNDS
PORTFOLIO MANAGEMENT COMMENTARY
CALIFORNIA INTERMEDIATE TAX-EXEMPT FUND


During the past twelve months, interest rates fell sharply as convincing evidence of a greater-than-expected economic slowdown emerged. The Federal Reserve responded by aggressively cutting its benchmark overnight rate. Consequently, the California municipal yield curve steepened considerably, with yields on shorter-maturity bonds dropping more significantly than longer-dated bonds.

In this favorable rate environment the Fund maintained a duration slightly greater than the benchmark Lehman Brothers Mutual Fund California Intermediate Tax-Exempt Index. As a result, the Fund generated a strong return of 8.83 percent for the period. Nevertheless, the Fund underperformed the Index, which posted a total return of 9.29 percent. The Fund benefited from its exposure to longer intermediate bonds, which offered superior relative value by capturing the steepest part of the California tax-exempt yield curve. Moreover, the portfolio's overweighting of deep-discount bonds--which tend to outperform against a backdrop of declining interest rates--meaningfully boosted the Fund's total return. In addition, we took advantage of periods of robust in-state retail demand to provide a ready source of funds for trading opportunities. During the period, the Fund added exposure to essential service revenue bonds, thereby increasing its holdings of AA-rated bonds.

Looking ahead, we plan to maintain the Fund's relative duration, enabling it to benefit from an expected period of low inflation. In an effort to enhance performance, we will continue to seek opportunities to provide relative value through careful evaluation of the yield curve and potential sector performance as well as individual credit quality and structure.

FUND MANAGER

[PHOTO OF ERIC V. BOECKMANN]

                      ERIC V. BOECKMANN
                      WITH NORTHERN TRUST
                      SINCE 1985

FUND STATISTICS
INCEPTION DATE: October 1, 1999

TOTAL NET ASSETS: $90 million

NET ASSET VALUE: $10.44

WALL STREET JOURNAL ABBREVIATION: CAIntTxEx

TICKER SYMBOL: NCITX

AVERAGE MATURITY: 9.8 years

DURATION: 5.9 years

DIVIDEND SCHEDULE: Monthly

TOTAL RETURNS PERIOD ENDED 3/31/01
--------------------------------------------------------------------------------
  ONE YEAR                           8.83%
  AVERAGE ANNUAL SINCE INCEPTION     7.48%
--------------------------------------------------------------------------------

Past performance is no guarantee of future results, share prices and yields will fluctuate, and you may have a gain or loss when you redeem shares.

Income from the Fund may be subject to federal alternative minimum tax (AMT), state and local taxes.

The Fund is "non-diversified" under the Investment Company Act of 1940, and may invest more of its assets in fewer issuers than "diversified" mutual funds.

Visit northernfunds.com for the most recent performance information.

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT

[CHART]

                     California
                    Intermediate         Lehman Brothers Mutual Fund
                     Tax-Exempt             California Intermediate
                        Fund                   Tax-Exempt Index
  10/1/1999           $10,000                       $10,000
  3/31/2000           $10,237                       $10,182
  3/31/2001           $11,141                       $11,128

The Lehman Brothers Mutual Fund California Intermediate Tax-Exempt Index is an unmanaged index of investment grade (Baa or better) tax-exempt California bonds with maturities of five to ten years. The Index figures do not reflect any fees or expenses.


                              NORTHERN FUNDS ANNUAL REPORT 3 FIXED INCOME FUNDS

FIXED INCOME FUNDS

PORTFOLIO MANAGEMENT COMMENTARY
CALIFORNIA TAX-EXEMPT FUND


During the past twelve months, interest rates fell sharply as convincing evidence of a greater-than-expected economic slowdown emerged. The Federal Reserve responded by aggressively cutting its benchmark overnight rate. Consequently, the California municipal yield curve steepened considerably, with yields on shorter-maturity bonds dropping more significantly than longer-dated bonds.

In this favorable rate environment, the Fund maintained a duration greater than the benchmark Lehman Brothers Mutual Fund California Municipal Index. As a result, the Fund generated a strong return of 11.29 percent, outperforming the Index, which posted a total return of 10.71 percent for the fiscal year. The Fund's performance benefited measurably from its exposure to longer-intermediate bonds that offered superior relative value by capturing the steepest part of the California tax-exempt yield curve. Moreover, the portfolio's overweighting of deep-discount bonds--which tend to outperform against a backdrop of declining interest rates--meaningfully boosted the Fund's total return. In addition, we took advantage of periods of robust in-state retail demand to provide a ready source of funds for trading opportunities. During the period, the Fund added exposure to essential service revenue bonds, thereby increasing its holdings of AA-rated bonds.

Looking ahead, we plan to maintain the Fund's relative duration, as it is structured to benefit from an expected period of low inflation. In an effort to enhance performance, we will continue to seek opportunities to provide relative value through careful evaluation of the yield curve and potential sector performance as well as individual credit quality and structure.

FUND MANAGER

[PHOTO OF ERIC V. BOECKMANN]


                      ERIC V. BOECKMANN
                      WITH NORTHERN TRUST
                      SINCE 1985

FUND STATISTICS

INCEPTION DATE: April 8, 1997

TOTAL NET ASSETS: $128 million

NET ASSET VALUE: $10.99

WALL STREET JOURNAL ABBREVIATION: CA TxE

TICKER SYMBOL: NCATX

AVERAGE MATURITY: 16.3 years

DURATION: 8.9 years

DIVIDEND SCHEDULE: Monthly

TOTAL RETURNS PERIOD ENDED 3/31/01

--------------------------------------------------------------------------------
  ONE YEAR                          11.29%
  THREE YEAR                         5.40%
  AVERAGE ANNUAL SINCE INCEPTION     7.02%
--------------------------------------------------------------------------------

Past performance is no guarantee of future results, share prices and yields will fluctuate, and you may have a gain or loss when you redeem shares.

Income from the Fund may be subject to federal alternative minimum tax (AMT), state and local taxes.

The Fund is "non-diversified" under the Investment Company Act of 1940, and may invest more of its assets in fewer issuers than "diversified" mutual funds.

Visit northernfunds.com for the most recent performance information.

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT

[CHART]

                 California                   Lehman Brothers
                 Tax-Exempt            Mutual Fund California Municipal
                   Fund                            Index
   4/8/1997       $10,000                         $10,000
  3/31/1998       $11,189                         $11,136
  3/31/1999       $11,885                         $11,901
  3/31/2000       $11,771                         $11,863
  3/31/2001       $13,099                         $13,134

The Lehman Brothers Mutual Fund California Municipal Index is an unmanaged index of investment grade (Baa or better) tax-exempt California bonds with a remaining maturity of at least one year. The Index figures do not reflect any fees or expenses.


FIXED INCOME FUNDS 4 NORTHERN FUNDS ANNUAL REPORT

FIXED INCOME FUNDS

PORTFOLIO MANAGEMENT COMMENTARY
FIXED INCOME FUND


Rapid economic growth spurred by technology spending prior to Y2K led the Federal Reserve to raise interest rates at the onset of the fiscal year. The economy later witnessed a cyclical slowdown brought about, in part, by the higher-rate environment. After being criticized for responding too slowly, the Fed acted aggressively by lowering short-term interest rates a total of 1.50 percent during the first quarter of 2001. Stock market investors seemingly took no comfort in this attempt to encourage growth. By the end of the period, the Standard & Poor's 500 Stock Index and Nasdaq had fallen firmly into bear market territory, and the Dow Jones Industrial Average approached losses of similar magnitude.

Because we believed that weak capital spending, declining consumer confidence and a difficult equity environment would lead to a downturn that would last longer than the consensus opinion of one to two quarters, we maintained the portfolio's overall longer maturity throughout the period. As consensus opinion began to reflect our viewpoint, we tempered our stance somewhat. Price gains resulting from falling interest rates and coupon income led to strong absolute returns for the Fund.

Going forward, we will seek to minimize interest rate risk while adding to credit risk in the form of corporate bonds. It might seem inconsistent to begin aggressively adding such securities in the face of economic weakness and declining corporate earnings. We believe, however, that the investment environment has changed. Investors' risk aversion is evident throughout the economy. Corporations have consequently begun the process of deleveraging. The rationalization of business models, increased focus on cost-cutting and the decline in equity buybacks may not buoy the stock market soon, but these moves signal the beginning of a turn in corporate credit quality. Though this trend may not be reflected in credit ratings for some time, we believe corporate bonds are becoming fundamentally less risky than at any time in the past few years. Given the currently generous yields for assuming this risk, we are moving funds in that direction.

FUND MANAGERS

[PHOTO OF MARK J. WIRTH]

[PHOTO OF STEVEN M. SCHAFER]

                      MARK J. WIRTH
                      WITH NORTHERN TRUST
                      SINCE 1986

                      STEVEN M. SCHAFER
                      WITH NORTHERN TRUST
                      SINCE 1988

FUND STATISTICS

INCEPTION DATE: April 1, 1994

TOTAL NET ASSETS: $733 million

NET ASSET VALUE: $10.10

WALL STREET JOURNAL ABBREVIATION: FixIn

TICKER SYMBOL: NOFIX

AVERAGE MATURITY: 8.7 years

DURATION: 4.8 years

DIVIDEND SCHEDULE: Monthly

TOTAL RETURNS PERIOD ENDED 3/31/01

--------------------------------------------------------------------------------
  ONE YEAR                          11.47%
  THREE YEAR                         5.64%
  FIVE YEAR                          6.65%
  AVERAGE ANNUAL SINCE INCEPTION     6.93%
--------------------------------------------------------------------------------

Past performance is no guarantee of future results, share prices and yields will fluctuate, and you may have a gain or loss when you redeem shares.

Visit northernfunds.com for the most recent performance information.

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT

[CHART]

                            Lehman Brothers
                Fixed       Aggregate Bond
               Income           Index
   4/1/1994    $10,000         $10,000
  3/31/1995    $10,424         $10,499
  3/31/1996    $11,588         $11,631
  3/31/1997    $12,118         $12,203
  3/31/1998    $13,558         $13,665
  3/31/1999    $14,265         $14,552
  3/31/2000    $14,341         $14,825
  3/31/2001    $15,986         $16,682

The Lehman Brothers Aggregate Bond Index is an unmanaged index of prices of U.S. dollar-denominated investment grade fixed income securities with remaining maturities of one year and longer. The Index figures do not reflect any fees or expenses.


                              NORTHERN FUNDS ANNUAL REPORT 5 FIXED INCOME FUNDS

FIXED INCOME FUNDS

PORTFOLIO MANAGEMENT COMMENTARY
FLORIDA INTERMEDIATE TAX-EXEMPT FUND


During the first half of the fiscal year, in its continued attempts to soften economic growth and quell inflationary concerns, the Federal Reserve raised interest rates a total of 50 basis points. By the fiscal year-end, however, the Fed had reversed its policy, lowering interest rates by a total of 150 basis points in an aggressive attempt to keep the economy from slipping into a recession. The Treasury market's yield curve steepened dramatically in response to the Fed's moves and the likelihood of future rate cuts. The Florida municipal market moved in tandem.

The Fund capitalized on the lower-rate environment by increasing its duration and convexity profile through the incorporation of longer-dated, deep-discount and non-callable structured bonds. At the same time, the Fund reduced its exposure to callable, premium-coupon bonds. Additionally, because of low supply during the year, credit spreads tightened significantly across the Florida yield curve. Taking advantage of this, the Fund reduced holdings in sectors with lower overall credit quality, swapping into high-grade bonds. The Fund also incorporated a "barbell" strategy using the one- to five-year and 10- to 20-year maturity sectors, which provided a decided yield advantage in comparison to "bulleted" portfolio structures. These factors were primarily responsible for the Fund's strongly positive performance for the annual period. Nevertheless, because demand was strongest for 10-year Florida bonds, the Fund underperformed the benchmark Lehman Brothers Mutual Fund Florida Intermediate Tax-Exempt Municipal Index, which had the majority of its holdings bulleted in the five- to 10-year maturity range.

As of the fiscal year-end, the Fund's duration (which measures its sensitivity to interest rate movements) stood at 5.56 years. We will seek to shorten the duration, while shifting to a bulleted structure to enable us to take advantage of the currently steep yield curve that exists in the seven- and eight-year maturity sectors. Additionally, we intend to continue to take advantage of relative value opportunities by reducing sectors that exhibit tighter credit spreads than historical norms, while increasing holdings in sectors that provide better total return profiles.

FUND MANAGER

[PHOTO OF GREGORY A. BELL]

                      GREGORY A. BELL
                      WITH NORTHERN TRUST
                      SINCE 1984

FUND STATISTICS

INCEPTION DATE: August 15, 1996

TOTAL NET ASSETS: $41 million

NET ASSET VALUE: $10.50

WALL STREET JOURNAL ABBREVIATION: FL ITxE

TICKER SYMBOL: NOFTX

AVERAGE MATURITY: 7.9 years

DURATION: 5.6 years

DIVIDEND SCHEDULE: Monthly

TOTAL RETURNS PERIOD ENDED 3/31/01
--------------------------------------------------------------------------------
  ONE YEAR                           8.68%
  THREE YEAR                         4.69%
  AVERAGE ANNUAL SINCE INCEPTION     5.46%
--------------------------------------------------------------------------------

Past performance is no guarantee of future results, share prices and yields will fluctuate, and you may have a gain or loss when you redeem shares.

Income from the Fund may be subject to federal alternative minimum tax (AMT), state and local taxes.

The Fund is "non-diversified" under the Investment Company Act of 1940, and may invest more of its assets in fewer issuers than "diversified" mutual funds.

Visit northernfunds.com for the most recent performance information.

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT

[CHART]

                   Florida             Lehman Brothers
                Intermediate         Mutual Fund Florida
                  Tax-Exempt        Intermediate Tax-Exempt
                    Fund               Municipal Index
  8/15/1996       $10,000                  $10,000
  3/31/1997       $10,272                  $10,196
  3/31/1998       $11,147                  $11,096
  3/31/1999       $11,736                  $11,743
  3/31/2000       $11,768                  $11,827
  3/31/2001       $12,790                  $12,868

The Lehman Brothers Mutual Fund Florida Intermediate Tax-Exempt Municipal Index is an unmanaged index of investment grade (Baa or better) tax-exempt Florida bonds with a remaining maturity of at least one year. The Index figures do not reflect any fees or expenses.


FIXED INCOME FUNDS 6 NORTHERN FUNDS ANNUAL REPORT

FIXED INCOME FUNDS

PORTFOLIO MANAGEMENT COMMENTARY
GLOBAL FIXED INCOME FUND


Over the past fiscal year global bond markets rallied strongly in local currency terms as economic growth weakened, equities tumbled and central banks eased. Unfortunately, dollar-based investors suffered foreign exchange losses as the dollar strengthened. We were positioned bullishly in regard to interest rates, added value through opportunistic purchases of single A/BBB credits and generated significant relative currency gains by underweighting the yen and periodically overweighting the euro.

Political factors did not play an important part in either market developments or our decision-making during the period. The most significant changes to our management strategy occurred in late spring and early summer 2000, when we raised portfolio duration sharply based on our view that global growth and monetary policy cycles had turned. In the first few months of 2001 we raised our exposure to corporate bonds steadily. We believe that historically wide credit spreads and signs of corporate deleveraging mean that credit, rather than duration, risk now offers the best risk-reward opportunity going forward.

During the period, we retained a core holding of government bonds, which we used to express interest rate and yield curve expectations cheaply and efficiently. The bulk of the portfolio was held in corporate bonds and other spread product. We used a relative value approach to identify and exploit inefficiencies and what we believed to be incorrect pricing in the market.

Normally, global and international bonds perform well during periods of U.S. equity weakness because the associated slower growth and lower interest rates tend to weigh on the dollar. The strength of the dollar over the past year has been frustrating in this regard. We expect that lower growth and lower returns on capital will ultimately weigh on the dollar and lead to foreign exchange gains on international bonds. We expect to capitalize on this movement by underweighting the U.S. dollar against European currencies. Credit represents the other major opportunity that we envisage will add value to the portfolio in the coming year.

FUND MANAGER

[PHOTO OF GUY WILIAMS]

                      GUY WILLIAMS
                      WITH NORTHERN TRUST
                      SINCE 1999

FUND STATISTICS

INCEPTION DATE: April 1, 1994

TOTAL NET ASSETS: $19 million

NET ASSET VALUE: $9.62

WALL STREET JOURNAL ABBREVIATION: GlbFxInc

TICKER SYMBOL: NOIFX

AVERAGE MATURITY: 8.6 years

DURATION: 6.0 years

DIVIDEND SCHEDULE: Annually

TOTAL RETURNS PERIOD ENDED 3/31/01
--------------------------------------------------------------------------------
  ONE YEAR                           1.54%
  THREE YEAR                         1.86%
  FIVE YEAR                          2.30%
  AVERAGE ANNUAL SINCE INCEPTION     4.25%
--------------------------------------------------------------------------------

Past performance is no guarantee of future results, share prices and yields will fluctuate, and you may have a gain or loss when you redeem shares.

The Fund is "non-diversified" under the Investment Company Act of 1940, and may invest more of its assets in fewer issuers than "diversified" mutual funds.

Foreign securities may involve additional risk, including social and political instability, reduced market liquidity and currency volatility.

Visit northernfunds.com for the most recent performance information.

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT

[CHART]

                                      J.P. Morgan
                Global Fixed           Government
                Income Fund         Bond Index Global
   4/1/1994       $10,000               $10,000
  3/31/1995       $11,281               $10,361
  3/31/1996       $11,946               $11,584
  3/31/1997       $12,109               $12,550
  3/31/1998       $12,665               $14,002
  3/31/1999       $13,891               $15,107
  3/31/2000       $13,181               $15,219
  3/31/2001       $13,384               $16,487

The J.P. Morgan Government Bond Index Global is an unmanaged index of traded government fixed income securities that cannot be purchased by international investors. The Index figures do not reflect any fees or expenses.

                             NORTHERN FUNDS ANNUAL REPORT 7 FIXED INCOME FUNDS

FIXED INCOME FUNDS

PORTFOLIO MANAGEMENT COMMENTARY
HIGH YIELD FIXED INCOME FUND


The high yield asset class experienced one of its most volatile years since 1990 due to a combination of factors, including: capital outflows from the asset class; significant volatility in the equity markets; rising interest and default rates; and investors' fears of an economic slowdown in the U.S. The worst-performing sectors during the period were emerging telecommunications and data/internet companies; concerns about business plans and access to future capital to finance expansion drove security prices and yields to levels considered distressed in the high yield bond world.

The Fund gained 0.77 percent versus the benchmark Lehman Brothers High Yield Corporate Bond Index, which returned 2.52 percent for the period. The Fund underperformed the Index due primarily to its slightly greater exposure to the telecom sector and less diversified risk profile than the Index. Because of the volatility experienced during the period, concentrating risk in bond issues of the top companies in their respective fields proved to be less advantageous than taking an indexing approach to investing would have been. We consider indexing--which is tantamount to expressing no opinion on individual credit quality--to be a generally inappropriate way to manage an asset class that in most cases requires a thorough understanding of company fundamentals to maximize portfolio return.

We believe that high yield bonds continue to have an attractive return profile relative to other asset classes today as well as from a historical perspective. We continue to be concerned about the slowdown in the U.S. economy, especially in the business-to-business sectors. As a result, we intend to remain defensively positioned in the event of further decelerations in corporate earnings and economic growth. This posture is countered by a relatively conservative portfolio focused on low price volatility and a reasonably high level of current income.

FUND MANAGER

[PHOTO ERIC MISENHEIMER]

                      ERIC MISENHEIMER
                      WITH NORTHERN TRUST
                      SINCE 1999

FUND STATISTICS

INCEPTION DATE: December 31, 1998

TOTAL NET ASSETS: $206 million

NET ASSET VALUE: $8.42

WALL STREET JOURNAL ABBREVIATION: HiYFxInc

TICKER SYMBOL: NHFIX

AVERAGE MATURITY: 7.1 years

DURATION: 4.5 years

DIVIDEND SCHEDULE: Monthly

TOTAL RETURNS PERIOD ENDED 3/31/01
--------------------------------------------------------------------------------
  ONE YEAR                           0.77%
  AVERAGE ANNUAL SINCE INCEPTION     1.60%
--------------------------------------------------------------------------------

Past performance is no guarantee of future results, share prices and yields will fluctuate, and you may have a gain or loss when you redeem shares.

The Fund invests in below investment-grade debt obligations, commonly known as "junk bonds." While offering higher current yields, these securities generally are considered speculative and are subject to greater risks than higher-rated bonds.

Visit northernfunds.com for the most recent performance information.

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT

[CHART]

                              Lehman Brothers
               High Yield        High Yield
              Fixed Income       Corporate
                  Fund          Bond Index
  12/31/1998     $10,000          $10,000
   3/31/1999     $10,202          $10,185
   3/31/2000     $10,283          $10,000
   3/31/2001     $10,362          $10,252

The Lehman Brothers High Yield Corporate Bond Index is a market value-weighted index that tracks the daily price-only, coupon and total return performance of non-investment grade, fixed rate, publicly placed, dollar-denominated and nonconvertible debt registered with the U.S. Securities and Exchange Commission. The Index figures do not reflect any fees or expenses.


FIXED INCOME FUNDS 8 NORTHERN FUNDS ANNUAL REPORT

FIXED INCOME FUNDS

PORTFOLIO MANAGEMENT COMMENTARY
HIGH YIELD MUNICIPAL FUND


By the end of the first half of fiscal 2000, the Federal Reserve had raised interest rates a total of 100 basis points to dampen economic growth and quell inflationary concerns. The ensuing slower-than-expected growth caused the Fed to reverse its position, lowering interest rates by a total of 150 basis points. Thereafter, the high yield municipal market became bifurcated. Spreads tightened and retail demand remained strong for publicly-rated, well known, corporate-backed and large municipal high yield issues, which performed well. Spreads widened and institutional and retail demand abated for smaller non-rated issues of high yield municipal debt, which lagged as a result.

Because we foresaw continued weakness in the hospital sector, we maintained the portfolio's underweighted position for most of the period. We added to hospital holdings, however, in the last quarter of the period, when we believed that the sector had bottomed out. Holdings of utility-backed issues in the Pacific Northwest were sold due to the difficulties experienced by the California utilities and the related fallout that we expected to affect our holdings. Investments in continuing care retirement facilities remained a focus of the portfolio and will continue to be of interest as a result of continued growth in that sector given demographic trends in the U.S.

Fund performance was muted versus the benchmark Lehman Brothers Non-Investment Grade Municipal Index. The Fund's shorter-duration profile, which had been beneficial in the beginning of the period when interest rates were climbing, hurt performance in the last quarter when rates fell. Duration is a measure of the Fund's sensitivity to interest rate movements. Though we side-stepped most of the credit problems in the high yield municipal market, the portfolio was affected by a troubled multi-family housing issue that we later sold, and by some credit spread widening in certain corporate-backed sectors. The Fund's lower imbedded coupon structure also contributed to its underperformance.

We remain cautious about the high yield municipal market as the economy continues to slow and as credit issues surface. We will continue to focus on improving the coupon structure of the Fund and on specific project-related issues and non-cyclical industries.

FUND MANAGER

[PHOTO OF M. JANE MCCART]

                      M. JANE MCCART
                      WITH NORTHERN TRUST
                      SINCE 1998

FUND STATISTICS

INCEPTION DATE: December 31, 1998

TOTAL NET ASSETS: $31 million

NET ASSET VALUE: $9.15

WALL STREET JOURNAL ABBREVIATION: HiYMuni

TICKER SYMBOL: NHYMX

AVERAGE MATURITY: 16.9 years

DURATION: 7.5 years

DIVIDEND SCHEDULE: Monthly

TOTAL RETURNS PERIOD ENDED 3/31/01
--------------------------------------------------------------------------------
  ONE YEAR                           7.14%
  AVERAGE ANNUAL SINCE INCEPTION     0.84%
--------------------------------------------------------------------------------

Past performance is no guarantee of future results, share prices and yields will fluctuate, and you may have a gain or loss when you redeem shares.

Income from the Fund may be subject to federal alternative minimum tax (AMT), state and local taxes.

The Fund invests in below investment-grade debt obligations, commonly known as "junk bonds." While offering higher current yields, these securities generally are considered speculative and are subject to greater risks than higher-rated bonds.

Visit northernfunds.com for the most recent performance information.

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT

[CHART]

                           Lehman Brothers
             High Yield       Municipal
              Municipal     Non-Investment
                Fund       Grade Bond Index
  12/31/1998   $10,000         $10,000
   3/31/1999   $10,154         $10,142
   3/31/2000   $9,510           $9,958
   3/31/2001   $10,189         $10,728

The Lehman Brothers Municipal Non-Investment Grade Bond Index is an unmanaged index of non-investment grade (Ba or lower) tax-exempt bonds with a remaining maturity of at least one year. The Index figures do not reflect any fees or expenses.


                            NORTHERN FUNDS ANNUAL REPORT 9 FIXED INCOME FUNDS

FIXED INCOME FUNDS

PORTFOLIO MANAGEMENT COMMENTARY
INTERMEDIATE TAX-EXEMPT FUND


During the past fiscal year a slowing economy, benign inflation and turbulent equity markets reminded investors of the potential benefits of fixed income securities. Against a backdrop of falling interest rates, an easier monetary policy and safe-haven buying, the Fund rose 9.13 percent, leading the benchmark Lehman Brothers Mutual Fund Intermediate Municipal Bond Index, which returned
8.95 percent for the period. The Fund's overperformance was due primarily to its shorter-maturity structure early in the period. The Fund later extended its average maturity, which benefited investors when the Federal Reserve three times lowered short-term interest rates in the first quarter of 2001. This extension was the largest change in the Fund's profile. Currently it is structured to capitalize on a steeper yield curve than we saw for most of last year.

The municipal market remained very tight in terms of credit and sector spreads during fiscal 2000. As a result, we raised the Fund's quality profile (61% AAA and 23% AA) and increased its exposures to the safest sectors, including larger general obligations, essential service revenue bonds and U.S. government-backed municipal bonds. For example, the Fund increased its holdings of higher-rated state general obligation bonds and decreased lower-rated project-specific bonds. Going forward, we intend to continue to focus on these sectors. We believe investors may benefit from a decrease in issuance--which has been heavy thus far--and an increased focus on municipals as an attractive after-tax investment vehicle. We intend to maintain our current duration to take advantage of a yield curve that currently offers attractive tax-free income in an environment of slower economic growth and benign inflation.

FUND MANAGER

[PHOTO OF TIMOTHY T.A. MCGREGOR]

                      TIMOTHY T.A. MCGREGOR
                      WITH NORTHERN TRUST
                      SINCE 1989

FUND STATISTICS

INCEPTION DATE: April 1, 1994

TOTAL NET ASSETS: $678 million

NET ASSET VALUE: $10.40

WALL STREET JOURNAL ABBREVIATION: IntTxExpt

TICKER SYMBOL: NOITX

AVERAGE MATURITY: 8.7 years

DURATION: 5.9 years

DIVIDEND SCHEDULE: Monthly

TOTAL RETURNS PERIOD ENDED 3/31/01
--------------------------------------------------------------------------------
  ONE YEAR                           9.13%
  THREE YEAR                         4.56%
  FIVE YEAR                          4.78%
  AVERAGE ANNUAL SINCE INCEPTION     5.02%
--------------------------------------------------------------------------------

Past performance is no guarantee of future results, share prices and yields will fluctuate, and you may have a gain or loss when you redeem shares.

Income from the Fund may be subject to federal alternative minimum tax (AMT), state and local taxes.

Visit northernfunds.com for the most recent performance information.

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT

[CHART]

                                        Lehman Brothers Mutual Fund
                 Intermediate                  Intermediate
                 Tax-Exempt                      Municipal
                    Fund                        Bond Index
   4/1/1994        $10,000                       $10,000
  3/31/1995        $10,443                       $10,646
  3/31/1996        $11,155                       $11,511
  3/31/1997        $11,532                       $12,044
  3/31/1998        $12,328                       $13,345
  3/31/1999        $12,935                       $14,092
  3/31/2000        $12,913                       $14,177
  3/31/2001        $14,091                       $15,446

The Lehman Brothers Mutual Fund Intermediate Municipal Bond Index is an unmanaged index of investment grade (Baa or better) tax-exempt bonds with maturities of five to ten years. The Index figures do not reflect any fees or expenses.


FIXED INCOME FUNDS 10 NORTHERN FUNDS ANNUAL REPORT

FIXED INCOME FUNDS

PORTFOLIO MANAGEMENT COMMENTARY
SHORT-INTERMEDIATE U.S. GOVERNMENT FUND


The fiscal year 2000 was seemingly a tale of two years: one that saw an over-heating economy and another that saw economic stagnation. During the second quarter of 2000, gross domestic product (GDP) rose 5.6 percent. Comparatively, for the first quarter of 2001 we are expecting GDP growth of just 0.7 percent. During the period the Fed Funds rate went from 6.00 to 6.50 percent and then to
5.00 percent by the year's end, March 31, 2001. Two-year Treasuries moved from
6.48 to 4.18 percent, while 10-year issues fell 109 basis points to end the fiscal year at 4.92 percent. Contrarily, 30-year issues fell a relatively tame 39 basis points to 5.44 percent. The curve moved from a 2s-30s inversion, where the yield on the two-year treasury was higher than the yield on the 30-year treasury, to a steep, yet normal shape. Spread product, for the most part, tightened across the entire curve, but more so at the back end.

The Fund returned 9.71 percent, slightly underperforming the benchmark Merrill Lynch 1-5 Year Government Index, which rose 10.78 percent. Overall, the Fund's solid performance was enhanced by an overweight in spread product, specifically agency and mortgage debt, which offered attractive, additional spreads for their incremental risk. Notably, however, mortgage investments lost ground to refinancing fears during the first quarter of 2001. While this created a slight drag on performance, we had reduced the portfolio's mortgage holdings in anticipation of the sector's underperformance, thereby stemming losses. Also positive was the Fund's slightly long duration, which bolstered performance during the last quarter of the period.

Currently we are overweighted in agencies and mortgages; spreads in these two sectors continue to look relatively attractive. The Fund's duration is neutral to the Index. Meanwhile, there is limited, if any, credit risk in the Fund; this is intended to insulate it from any serious recessionary events. We are optimistic about the bond markets and will continue to seek issues that offer investors the best values.

FUND MANAGER

[PHOTO OF DEBORAH BOYER]

                      DEBORAH BOYER
                      WITH NORTHERN TRUST
                      SINCE 2000

FUND STATISTICS

INCEPTION DATE: October 1, 1999

TOTAL NET ASSETS: $77 million

NET ASSET VALUE: $10.27

WALL STREET JOURNAL ABBREVIATION: ShIntUSGv

TICKER SYMBOL: NSIUX

AVERAGE MATURITY: 3.0 years

DURATION: 2.4 years

DIVIDEND SCHEDULE: Monthly

TOTAL RETURNS PERIOD ENDED 3/31/01
--------------------------------------------------------------------------------
  One Year                           9.71%
  Average Annual Since Inception     7.62%
--------------------------------------------------------------------------------

Past performance is no guarantee of future results, share prices and yields will fluctuate, and you may have a gain or loss when you redeem shares.

Unlike U.S. Treasury bonds and bills, the principal value and investment return of the Fund are neither guaranteed nor insured by the U.S. Government.

Visit northernfunds.com for the most recent performance information.

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT

[CHART]

             Short-Intermediate      Merrill Lynch
               U.S. Government          1-5 Year
                    Fund            Government Index
  10/1/1999        $10,000              $10,000
  3/31/2000        $10,175              $10,164
  3/31/2001        $11,163              $11,259

The Merrill Lynch 1-5 Year Government Index is an unmanaged index of prices of U.S. Treasury notes with maturities of one to five years. The Index figures do not reflect any fees or expenses.


                            NORTHERN FUNDS ANNUAL REPORT 11 FIXED INCOME FUNDS

FIXED INCOME FUNDS

PORTFOLIO MANAGEMENT COMMENTARY
TAX-EXEMPT FUND


Interest rates fell during the past fiscal year as the economy slowed, inflation remained tame and the Federal Reserve eased its monetary policy. Fixed income vehicles benefited and gained additional support from stock market declines and the U.S. government's debt buy-back program. The Fund rewarded investors with a strong 11.00 percent (net of fees) tax-free return, outpacing the Lehman Brothers Municipal Bond Index, which gained 10.92 percent for the period. In addition, efficient tax management resulted in no capital gain distributions.

Achieving the appropriate maturity structure and maximizing return in accordance with the Fund's risk profile were top management priorities and will continue to be the focus of our efforts in the next fiscal year. The Fund's maturity profile proved to be among the most important attributes in providing relative value. Its "barbelled" structure enhanced returns, as the yield curve flattened during the first part of the period. Later, because we anticipated interest rate cuts and subsequently, a steeper yield curve, we positioned the Fund more traditionally, balancing holdings across all maturities.

Municipal credit and sector spreads generally remained tight, which led to overweighted positions in the highest investment grades. The portfolio was made up of roughly 50 percent AAA and 25 percent AA bonds. Issues were concentrated in the safest sectors: large issue general obligations, essential service revenues and U.S. government-backed municipal bonds. Our rigorous security selection process and disciplined fund management helped us to capitalize on market volatility and the resulting inefficiencies. We added relative value by purchasing undervalued securities and identifying sell candidates we believed to be overpriced. The average maturity of the fund was shortened slightly to reflect our neutral outlook and to curtail interest rate risk.

The outlook for municipal bonds is encouraging. Prices are attractive on an historical basis and in comparison to other fixed income asset classes. We believe that recent supply pressures will ease, and municipals are likely to receive increased attention as an attractive after-tax investment vehicle. We plan to capitalize on the Fund's high quality credit and sector holdings, its average maturity and the steeper yield curve which offers increased income potential.

FUND MANAGER

[PHOTO OF TIMOTHY T.A. MCGREGOR]

                      TIMOTHY T.A. MCGREGOR
                      WITH NORTHERN TRUST
                      SINCE 1989

FUND STATISTICS

INCEPTION DATE: April 1, 1994

TOTAL NET ASSETS: $546 million

NET ASSET VALUE: $10.58

WALL STREET JOURNAL ABBREVIATION: TxExpt

TICKER SYMBOL: NOTEX

AVERAGE MATURITY: 14.8 years

DURATION: 8.2 years

DIVIDEND SCHEDULE: Monthly

TOTAL RETURNS PERIOD ENDED 3/31/01
--------------------------------------------------------------------------------
  ONE YEAR                          11.00%
  THREE YEAR                         4.87%
  FIVE YEAR                          5.84%
  AVERAGE ANNUAL SINCE INCEPTION     6.12%
--------------------------------------------------------------------------------

Past performance is no guarantee of future results, share prices and yields will fluctuate, and you may have a gain or loss when you redeem shares.

Income from the Fund may be subject to federal alternative minimum tax (AMT), state and local taxes.

Visit northernfunds.com for the most recent performance information.

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT

[CHART]

                                      Lehman Brothers Mutual Fund
                 Tax-Exempt                   Municipal
                   Fund                       Bond Index
   4/1/1994       $10,000                      $10,000
  3/31/1995       $10,586                      $10,743
  3/31/1996       $11,406                      $11,644
  3/31/1997       $11,906                      $12,278
  3/31/1998       $13,137                      $13,593
  3/31/1999       $13,861                      $14,436
  3/31/2000       $13,649                      $14,425
  3/31/2001       $15,151                      $16,000

The Lehman Brothers Mutual Fund Municipal Bond Index is an unmanaged index of investment grade (Baa or better) tax-exempt bonds with a remaining maturity of at least one year. The Index figures do not reflect any fees or expenses.


FIXED INCOME FUNDS 12 NORTHERN FUNDS ANNUAL REPORT

FIXED INCOME FUNDS

PORTFOLIO MANAGEMENT COMMENTARY
U.S. GOVERNMENT FUND


The fiscal year 2000 was seemingly a tale of two years: one that saw an over-heating economy and another that saw economic stagnation. During the second quarter of 2000, gross domestic product (GDP) rose 5.6 percent. Comparatively, in the first quarter of 2001 we are expecting GDP growth of just 0.7 percent. During the period the Fed Funds rate went from 6.00 to 6.50 percent and then to
5.00 percent by the year's end, March 31, 2001. Two-year Treasuries moved from
6.48 to 4.18 percent, while 10-year issues fell 109 basis points to end the fiscal year at 4.92 percent. Contrarily, 30-year issues fell a relatively tame 39 basis points to 5.44 percent. The curve moved from a 2s-30s inversion, where the yield on the two-year treasury was higher than the yield on the 30-year treasury, to a steep, yet normal shape. Spread product, for the most part, tightened across the entire curve, but more so at the back end.

The Fund rose 11.36 percent, slightly underperforming the benchmark Lehman Brothers Intermediate U.S. Government Bond Index, which gained 11.96 percent. Overall, the Fund's solid performance was enhanced by an overweight in spread product, specifically agency and mortgage debt, which offered attractive, additional spreads for their incremental risk. Notably, however, mortgage investments lost ground to refinancing fears during the first quarter of 2001. While this created a slight drag on performance, we had reduced the portfolio's mortgage holdings in anticipation of the sector's underperformance, thereby stemming losses. Also positive was the Fund's slightly long duration, which bolstered performance during the last quarter of the period.

Currently we are overweighted in agencies and mortgages; spreads in these two sectors continue to look relatively attractive. The Fund's duration is neutral to the index. Meanwhile, there is limited, if any, credit risk in the Fund; this is intended to insulate it from any serious recessionary events. We are optimistic about the bond markets and will continue to seek issues that offer investors the best values.

FUND MANAGER

[PHOTO OF DEBORAH BOYER]

                      DEBORAH BOYER
                      WITH NORTHERN TRUST
                      SINCE 2000

FUND STATISTICS

INCEPTION DATE: April 1, 1994

TOTAL NET ASSETS: $350 million

NET ASSET VALUE: $10.29

WALL STREET JOURNAL ABBREVIATION: USGovt

TICKER SYMBOL: NOUGX

AVERAGE MATURITY: 4.5 years

DURATION: 3.3 years

DIVIDEND SCHEDULE: Monthly

TOTAL RETURNS PERIOD ENDED 3/31/01
--------------------------------------------------------------------------------
  ONE YEAR                          11.36%
  THREE YEAR                         6.25%
  FIVE YEAR                          6.34%
  AVERAGE ANNUAL SINCE INCEPTION     6.11%
--------------------------------------------------------------------------------

Past performance is no guarantee of future results, share prices and yields will fluctuate, and you may have a gain or loss when you redeem shares.

Unlike U.S. Treasury bonds and bills, the principal value and investment return of the Fund are neither guaranteed nor insured by the U.S. Government.

Visit northernfunds.com for the most recent performance information.

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT

[CHART]

                             Lehman Brothers
                               Intermediate
             US Government    US Government
                 Fund           Bond Index
   4/1/1994     $10,000          $10,000
  3/31/1995     $10,356          $10,427
  3/31/1996     $11,135          $11,376
  3/31/1997     $11,594          $11,916
  3/31/1998     $12,622          $13,033
  3/31/1999     $13,377          $13,890
  3/31/2000     $13,595          $14,225
  3/31/2001     $15,140          $15,927

The Lehman Brothers Intermediate U.S. Government Bond Index is an unmanaged index including all public obligations of the U.S. Treasury and all publicly issued debt of U.S. government agencies with maturities of up to 10 years. The Index figures do not reflect any fees or expenses.


                          NORTHERN FUNDS ANNUAL REPORT 13 FIXED INCOME FUNDS

FIXED INCOME FUNDS

STATEMENT OF ASSETS AND LIABILITIES

                                                                    CALIFORNIA                                           FLORIDA
                                                  ARIZONA          INTERMEDIATE     CALIFORNIA         FIXED           INTERMEDIATE
         AMOUNTS IN THOUSANDS,                  TAX-EXEMPT          TAX-EXEMPT      TAX-EXEMPT        INCOME            TAX-EXEMPT
         EXCEPT PER SHARE DATA                     FUND                FUND            FUND            FUND                FUND

-----------------------------------------------------------------------------------------------------------------------------------
  ASSETS:
  Investments, at cost                           $72,430           $85,359          $122,098          $734,406         $41,267
  Investments, at value                          $76,210           $89,747          $127,626          $742,294         $42,054
  Cash and foreign currencies                          8                 -                 1               204               -
  Income receivable                                  913             1,208             1,517             7,772             632
  Receivable for securities sold                   2,650             1,521             3,533             3,152             704
  Receivable for fund shares sold                    200                80                80               434               -
  Receivable from investment adviser                   4                 4                 4                21               3
  Prepaid and other assets                             6                19                40                18               5
  TOTAL ASSETS                                    79,991            92,579           132,801           753,895          43,398
---------------------------------------------------------------------------------------------------------------------------------
  LIABILITIES:
  Cash overdraft                                       -                 -                 -                 -             602
  Payable for securities purchased                 5,373             2,146             4,532            19,200           1,356
  Payable for fund shares redeemed                   400                 -                50             1,271               -
  Distributions to shareholders                       43                51                75               571              21
  Accrued investment advisory fees                    10                12                17               105               6
  Accrued administration fees                          2                 3                 4                21               1
  Accrued custody and accounting fees                  4                 -                 -                27               -
  Accrued transfer agent fees                          1                 2                 2                14               1
  Accrued registration fees and
    other liabilities                                 24                37                60                42              22
  TOTAL LIABILITIES                                5,857             2,251             4,740            21,251           2,009
---------------------------------------------------------------------------------------------------------------------------------
  NET ASSETS                                     $74,134           $90,328          $128,061          $732,644         $41,389
---------------------------------------------------------------------------------------------------------------------------------
  ANALYSIS OF NET ASSETS:
  Capital stock                                  $69,888           $85,761          $122,513          $728,546         $40,631
  Accumulated undistributed
    (distributions in excess of) net
    investment income (loss)                           -                 -                 -              (184)              -
  Accumulated net realized gains
    (losses) on investments and
    foreign currency transactions                    466               179                20            (3,606)           (29)
  Net unrealized appreciation
    (depreciation) on investments
    and foreign currency transactions              3,780             4,388             5,528             7,888             787
  Net unrealized gains (losses) on
    translation of other assets and
    liabilities denominated in foreign
    currencies                                         -                 -                 -                 -               -
  NET ASSETS                                     $74,134           $90,328          $128,061          $732,644         $41,389
---------------------------------------------------------------------------------------------------------------------------------
    SHARES OUTSTANDING ($.0001 PAR
    VALUE, UNLIMITED AUTHORIZATION)                6,953             8,650            11,655            72,539           3,942

    NET ASSET VALUE, REDEMPTION AND
    OFFERING PRICE PER SHARE                     $ 10.66           $ 10.44          $  10.99          $  10.10         $ 10.50
---------------------------------------------------------------------------------------------------------------------------------


SEE NOTES TO THE FINANCIAL STATEMENTS.

FIXED INCOME FUNDS         14       NORTHERN FUNDS ANNUAL REPORT

                                                                  MARCH 31, 2001

              GLOBAL             HIGH              HIGH                                 SHORT-
              FIXED             YIELD             YIELD          INTERMEDIATE        INTERMEDIATE                          U.S.
              INCOME         FIXED INCOME       MUNICIPAL         TAX-EXEMPT        U.S. GOVERNMENT    TAX-EXEMPT       GOVERNMENT
               FUND              FUND              FUND              FUND                FUND            FUND              FUND

------------------------------------------------------------------------------------------------------------------------------------
            $18,124          $216,866           $32,322          $657,556           $75,068           $514,009          $339,985
            $17,693          $204,471           $32,178          $676,302           $76,486           $543,400          $347,059
              1,511                10                 -                 1                 -              1,949                 -
                419             5,548               533             8,370               753              7,558             3,274
                960             1,955                 -            22,880             3,868             10,078            14,177
                  7               555                 -                85                 -                 95               348
                  -                 6                 3                20                 3                 15                10
                  9               106                 1                17                 9                 11               111
             20,599           212,651            32,715           707,675            81,119            563,106           364,979
---------------------------------------------------------------------------------------------------------------------------------

                  -                 -                 -                 -                12                  -                76
              1,680             5,956             1,257            29,289             4,039             16,993            14,136
                  1                89                 4                59                43                 11               328
                  -               283                22               371                50                340               222
                  3                29                 4                92                11                 73                51
                  1                 6                 1                20                 2                 16                10
                  -                 -                19                 2                 -                  5                 2
                  -                 4                 1                13                 2                 10                 7
                 24               109                24                42                23                 23               109
              1,709             6,476             1,332            29,888             4,182             17,471            14,941
---------------------------------------------------------------------------------------------------------------------------------
            $18,890          $206,175           $31,383          $677,787           $76,937           $545,635          $350,038
---------------------------------------------------------------------------------------------------------------------------------

            $19,299          $234,808           $32,571          $657,830           $75,714           $520,292          $343,548
                 42                 -                 -                77               (2)                (67)              444
                 50           (16,238)           (1,044)            1,134              (193)            (3,981)           (1,028)
               (489)          (12,395)             (144)           18,746             1,418             29,391             7,074
                (12)                -                 -                 -                 -                  -                 -
            $18,890          $206,175           $31,383          $677,787           $76,937           $545,635          $350,038
---------------------------------------------------------------------------------------------------------------------------------
              1,966            24,473             3,431            65,181             7,489             51,575            34,017
            $  9.62          $   8.42           $  9.15          $  10.40           $ 10.27           $  10.58          $  10.29
---------------------------------------------------------------------------------------------------------------------------------


SEE NOTES TO THE FINANCIAL STATEMENTS.

                   NORTHERN FUNDS ANNUAL REPORT       15      FIXED INCOME FUNDS

FIXED INCOME FUNDS

STATEMENTS OF OPERATIONS

                                                                CALIFORNIA                                             FLORIDA
                                             ARIZONA           INTERMEDIATE       CALIFORNIA         FIXED           INTERMEDIATE
                                           TAX-EXEMPT           TAX-EXEMPT        TAX-EXEMPT        INCOME            TAX-EXEMPT
  AMOUNTS IN THOUSANDS                        FUND                 FUND              FUND            FUND                FUND
---------------------------------------------------------------------------------------------------------------------------------
  INVESTMENT INCOME:
  Interest income                          $3,586              $4,668           $ 6,726             $47,862             $2,073
  EXPENSES:
  Investment advisory fees                    517                 670               956               5,198                309
  Administration fees                         103                 134               191               1,040                 62
  Transfer agent fees                          69                  90               128                 693                 41
  Custody and accounting fees                  48                  49                57                 168                 43
  Registration fees                            23                  19                22                  54                 28
  Professional fees                            13                   7                10                  26                  9
  Trustee fees and expenses                     5                   4                 3                  12                  2
  Other                                         9                  10                12                  33                  8
---------------------------------------------------------------------------------------------------------------------------------
  Total Expenses:                             787                 983             1,379               7,224                502
    Less voluntary waivers of
      investment advisory fees                (34)                (45)              (64)                  -                (21)
    Less expenses reimbursed by
      investment adviser                     (167)               (179)             (231)               (987)              (130)
    NET EXPENSES                              586                 759             1,084               6,237                351
---------------------------------------------------------------------------------------------------------------------------------
  NET INVESTMENT INCOME                     3,000               3,909             5,642              41,625              1,722
---------------------------------------------------------------------------------------------------------------------------------
  NET REALIZED AND UNREALIZED
    GAINS (LOSSES):
  Net realized gains (losses) on:
    Investments                               749                 179             1,092               8,808                718
    Foreign currency transactions               -                   -                 -                   -                  -
    Net change in unrealized
     appreciation (depreciation)
     on investments and foreign
     currency transactions                  3,573               3,534             7,071              26,152              1,005
  Net change in unrealized
   gains (losses) on translation
   of other assets and liabilities
   denominated in foreign currencies            -                   -                 -                   -                  -
---------------------------------------------------------------------------------------------------------------------------------
    NET GAINS (LOSSES) ON
     INVESTMENTS                            4,322               3,713             8,163              34,960              1,723
---------------------------------------------------------------------------------------------------------------------------------
    NET INCREASE IN NET ASSETS
    RESULTING FROM OPERATIONS              $7,322              $7,622           $13,805             $76,585             $3,445
---------------------------------------------------------------------------------------------------------------------------------

SEE NOTES TO THE FINANCIAL STATEMENTS.

FIXED INCOME FUNDS         16       NORTHERN FUNDS ANNUAL REPORT

                                       FOR THE FISCAL YEAR ENDED MARCH 31, 2001

                                                                                SHORT-
        GLOBAL          HIGH YIELD        HIGH YIELD       INTERMEDIATE      INTERMEDIATE                            U.S.
     FIXED INCOME      FIXED INCOME        MUNICIPAL        TAX-EXEMPT      U.S. GOVERNMENT     TAX-EXEMPT        GOVERNMENT
         FUND              FUND              FUND              FUND              FUND              FUND              FUND
---------------------------------------------------------------------------------------------------------------------------------
         $1,016          $ 21,668             $1,629           $33,180           $4,513            $29,314            $20,569

            169             1,397                197             5,000              528              3,944              2,573
             28               280                 39             1,000              106                789                515
             19               186                 26               667               70                526                343
             68                51                 44               171               45                141                 98
             23                30                 27                56               29                 36                 34
              9                 9                  9                25                7                 15                 12
              3                 4                  3                12                4                  7                  5
              7                11                  8                36                9                 24                 21
--------------------------------------------------------------------------------------------------------------------------------
            326             1,968                353             6,967              798              5,482              3,601

              -                 -                (13)             (333)               -               (263)                 -

           (110)             (292)              (117)             (969)            (165)              (749)              (513)
            216             1,676                223             5,665              633              4,470              3,088
--------------------------------------------------------------------------------------------------------------------------------
            800            19,992              1,406            27,515            3,880             24,844             17,481
--------------------------------------------------------------------------------------------------------------------------------


            414           (12,481)              (693)            3,469              225              6,995              1,117
           (645)                -                  -                 -                -                  -                  -
           (310)           (6,483)             1,133            27,452            2,549             23,012             18,562
            (16)                -                  -                 -                -                  -                  -
--------------------------------------------------------------------------------------------------------------------------------
           (557)          (18,964)               440            30,921            2,774             30,007             19,679
--------------------------------------------------------------------------------------------------------------------------------
         $  243          $  1,028             $1,846           $58,436           $6,654            $54,851            $37,160
--------------------------------------------------------------------------------------------------------------------------------


SEE NOTES TO THE FINANCIAL STATEMENTS.

                  NORTHERN FUNDS ANNUAL REPORT       17       FIXED INCOME FUNDS

FIXED INCOME FUNDS

STATEMENTS OF CHANGES IN NET ASSETS

                                                        CALIFORNIA                                                  FLORIDA
                                     ARIZONA           INTERMEDIATE                               FIXED           INTERMEDIATE
                                    TAX-EXEMPT          TAX-EXEMPT         CALIFORNIA             INCOME           TAX-EXEMPT
                                       FUND                FUND          TAX-EXEMPT FUND           FUND               FUND
          AMOUNTS IN THOUSANDS    2001    2000 (1)    2001    2000 (1)   2001       2000       2001      2000     2001       2000
------------------------------------------------------------------------------------------------------------------------------------
  OPERATIONS:
  Net investment income         $  3,000  $  1,265  $  3,909  $  1,929  $  5,642  $  4,312  $  41,625  $ 26,022  $ 1,722   $  1,508
  Net realized gains (losses)
    on investments and
    foreign currency
    transactions                     749      (283)      179        24     1,092    (1,072)     8,808   (12,222)     718       (748)
  Net change in unrealized
    appreciation (depreciation)
    on investments and foreign
    currency transactions          3,573       634     3,534       254     7,071    (2,706)    26,152    (4,337)   1,005       (620)
  Net change in unrealized
    gain (loss) on translation
    of other assets and
    liabilities denominated in
    foreign currencies                 -         -         -         -         -         -          -         -        -          -
    NET INCREASE (DECREASE) IN
    NET ASSETS RESULTING FROM
    OPERATIONS                     7,322     1,616     7,622     2,207    13,805       534     76,585     9,463    3,445        140
------------------------------------------------------------------------------------------------------------------------------------
  CAPITAL SHARE TRANSACTIONS:
  Shares sold                     16,041    30,701    12,596    28,979    24,024    32,875    212,806   171,003    6,224     20,304
  Shares issued upon
   conversion                          -    56,205         -    79,836         -    60,293          -   293,695        -          -
  Shares from reinvestment of
    dividends                         96        24       100       105       653       875      3,328     4,430      291        395
  Shares redeemed                (12,702)  (20,904)  (18,527)  (16,728)  (28,126)  (44,000)  (161,884)  (82,162)  (8,825)   (14,343)
    NET INCREASE (DECREASE)
    IN NET ASSETS RESULTING
    FROM CAPITAL SHARE
    TRANSACTIONS                   3,435    66,026    (5,831)   92,192    (3,449)   50,043     54,250   386,966   (2,310)     6,356
------------------------------------------------------------------------------------------------------------------------------------
  DISTRIBUTIONS PAID:
  From net investment income      (3,000)   (1,265)   (3,909)   (1,929)   (5,642)   (4,312)   (41,625)  (26,022)  (1,722)    (1,508)
  From net realized gains              -         -       (24)        -         -      (167)         -    (2,081)       -       (133)
  In excess of net realized
    gains                              -         -         -         -         -         -          -         -        -          -
    TOTAL DISTRIBUTIONS PAID      (3,000)   (1,265)   (3,933)   (1,929)   (5,642)   (4,479)   (41,625)  (28,103)  (1,722)    (1,641)
------------------------------------------------------------------------------------------------------------------------------------
  TOTAL INCREASE (DECREASE) IN     7,757    66,377    (2,142)   92,470     4,714    46,098     89,210   368,326     (587)     4,855
    NET ASSETS
  NET ASSETS:
  Beginning of year               66,377         -    92,470         -   123,347    77,249    643,434   275,108   41,976     37,121
  End of year                   $ 74,134  $ 66,377  $ 90,328  $ 92,470  $128,061  $123,347  $ 732,644  $643,434  $41,389   $ 41,976
------------------------------------------------------------------------------------------------------------------------------------
  ACCUMULATED UNDISTRIBUTED
    (DISTRIBUTION IN EXCESS
    OF) NET INVESTMENT
    INCOME (LOSS)               $      -  $      -  $     -   $      -  $      -  $      -  $    (184) $   (179) $     -   $      -
------------------------------------------------------------------------------------------------------------------------------------

(1) COMMENCED INVESTMENT OPERATIONS ON OCTOBER 1, 1999.


SEE NOTES TO THE FINANCIAL STATEMENTS.

FIXED INCOME FUNDS         18       NORTHERN FUNDS ANNUAL REPORT

                               FOR THE FISCAL YEAR ENDED MARCH 31

                                                                                    INTERMEDIATE
              GLOBAL                HIGH YIELD              HIGH YIELD               TAX-EXEMPT
         FIXED INCOME FUND      FIXED INCOME FUND         MUNICIPAL FUND                FUND
          2001      2000        2001        2000          2001      2000          2001        2000
-------------------------------------------------------------------------------------------------------
        $   800   $   712      $ 19,992   $  9,523      $ 1,406   $   829      $  27,515   $  20,995
           (231)   (1,272)      (12,481)    (3,757)        (693)     (351)         3,469      (2,249)
           (310)     (436)       (6,483)    (6,180)       1,133    (1,266)        27,452     (15,980)
            (16)       14             -          -            -         -              -           -
            243      (982)        1,028       (414)       1,846      (788)        58,436       2,766
-------------------------------------------------------------------------------------------------------

          4,809     5,161       117,166    159,272       13,953    16,128        109,798      97,338
              -     5,714             -          -            -         -              -     363,331
             15        39         4,052      1,366           99        49          1,374       1,812
         (5,136)   (4,572)      (61,589)   (25,996)      (4,227)   (3,468)      (143,577)   (109,074)
           (312)    6,342        59,629    134,642        9,825    12,709        (32,405)    353,407
-------------------------------------------------------------------------------------------------------

           (171)     (515)      (19,992)    (9,582)      (1,406)     (836)       (27,515)    (20,995)
              -         -             -          -            -         -              -           -
              -         -             -          -            -         -              -        (696)
           (171)     (515)      (19,992)    (9,582)      (1,406)     (836)       (27,515)    (21,691)
-------------------------------------------------------------------------------------------------------
           (240)    4,845        40,665    124,646       10,265    11,085         (1,484)    334,482

         19,130    14,285       165,510     40,864       21,118    10,033        679,271     344,789
        $18,890   $19,130      $206,175   $165,510      $31,383   $21,118      $ 677,787   $ 679,271
-------------------------------------------------------------------------------------------------------
        $    42   $(1,069)     $      -   $      -      $     -   $     -      $      77   $      77
-------------------------------------------------------------------------------------------------------


                SHORT-
             INTERMEDIATE                                        U.S.
            U.S. GOVERNMENT           TAX-EXEMPT              GOVERNMENT
                 FUND                    FUND                    FUND
            2001     2000(1)        2001      2000          2001        2000
--------------------------------------------------------------------------------
         $  3,880   $ 1,691      $ 24,844   $ 17,380      $ 17,481   $ 15,048
              225      (420)        6,995    (10,976)        1,117     (1,988)
            2,549      (236)       23,012     (3,289)       18,562     (7,317)
                -         -             -          -             -          -
            6,654     1,035        54,851      3,115        37,160      5,743
--------------------------------------------------------------------------------

           37,906    12,072        63,684     81,379        44,622     54,658
                -    60,337             -    327,321             -    112,138
              189        21           827      1,671         1,449      1,734
          (27,400)   (8,306)      (71,333)  (100,597)      (64,453)   (78,206)
           10,695    64,124        (6,822)   309,774       (18,382)    90,324
--------------------------------------------------------------------------------

           (3,880)   (1,691)      (24,844)   (17,380)      (17,481)   (15,048)
                -         -             -       (882)            -       (520)
                -         -             -          -             -          -
           (3,880)   (1,691)      (24,844)   (18,262)      (17,481)   (15,568)
--------------------------------------------------------------------------------
           13,469    63,468        23,185    294,627         1,297     80,499

           63,468                 522,450    227,823       348,741    268,242
         $ 76,937   $63,468      $545,635   $522,450      $350,038   $348,741
--------------------------------------------------------------------------------
         $     (2)  $     -      $    (67)  $    (66)     $    444   $    455
--------------------------------------------------------------------------------

(1) COMMENCED INVESTMENT OPERATIONS ON OCTOBER 1, 1999.


SEE NOTES TO THE FINANCIAL STATEMENTS.


                 NORTHERN FUNDS ANNUAL REPORT        19       FIXED INCOME FUNDS

FIXED INCOME FUNDS
  FINANCIAL HIGHLIGHTS

                                                                                                              CALIFORNIA
                                                                              ARIZONA                        INTERMEDIATE
                                                                          TAX-EXEMPT FUND                   TAX-EXEMPT FUND

  SELECTED PER SHARE DATA                                              2001           2000(1)             2001         2000(1)
----------------------------------------------------------------------------------------------------------------------------------
  NET ASSET VALUE, BEGINNING OF PERIOD                                $  10.03        $ 10.00            $ 10.02       $  10.00

  INCOME (LOSS) FROM
  INVESTMENT OPERATIONS:
  Net investment income                                                   0.45           0.20               0.45           0.20
  Net realized and unrealized gains
    on investments                                                        0.63           0.03               0.42           0.02

    Total Income from
      Investment Operations                                               1.08           0.23               0.87           0.22
----------------------------------------------------------------------------------------------------------------------------------

  LESS DISTRIBUTIONS PAID:
    From net investment income                                           (0.45)         (0.20)             (0.45)         (0.20)
      Total Distributions Paid                                           (0.45)         (0.20)             (0.45)         (0.20)
----------------------------------------------------------------------------------------------------------------------------------
  Net Asset Value, End of Period                                      $  10.66        $ 10.03            $ 10.44        $ 10.02
----------------------------------------------------------------------------------------------------------------------------------
  TOTAL RETURN (2)                                                      10.98%          2.43%              8.83%          2.37%
  SUPPLEMENTAL DATA AND RATIOS:
  Net assets, in thousands, end of period                              $74,134        $66,377            $90,328        $92,470
  Ratio to average net assets of: (3)
    Expenses, net of waivers
      and reimbursements                                                 0.85%          0.85%              0.85%          0.85%
    Expenses, before waivers
      and reimbursements                                                 1.14%          1.23%              1.10%          1.16%
    Net investment income, net of
      waivers and reimbursements                                         4.34%          4.28%              4.37%          4.37%
    Net investment income, before
      waivers and reimbursements                                         4.05%          3.90%              4.12%          4.06%
  Portfolio Turnover Rate                                              101.77%         29.85%             67.51%         31.29%

(1) COMMENCED INVESTMENT OPERATIONS ON OCTOBER 1, 1999.
(2) ASSUMES INVESTMENT AT NET ASSET VALUE AT THE BEGINNING OF THE YEAR, REINVESTMENT OF ALL DIVIDENDS AND DISTRIBUTIONS, AND A COMPLETE REDEMPTION OF THE INVESTMENT AT NET ASSET VALUE AT THE END OF THE YEAR. TOTAL RETURN IS NOT ANNUALIZED FOR PERIODS LESS THAN ONE YEAR.
(3) ANNUALIZED FOR PERIODS LESS THAN ONE YEAR.
SEE NOTES TO THE FINANCIAL STATEMENTS


FIXED INCOME FUNDS  20  NORTHERN FUNDS ANNUAL REPORT

                                   FOR THE FISCAL YEAR OR PERIOD ENDING MARCH 31

                                                                                         CALIFORNIA TAX-EXEMPT FUND

  SELECTED PER SHARE DATA                                                 2001           2000           1999            1998(1)
----------------------------------------------------------------------------------------------------------------------------------
  NET ASSET VALUE, BEGINNING OF PERIOD                                $  10.32        $  10.89            $ 10.76       $ 10.00

  INCOME (LOSS) FROM
  INVESTMENT OPERATIONS:
  Net investment income                                                   0.47            0.43               0.43          0.41
  Net realized and unrealized gains
    (losses) on investments                                               0.67           (0.55)              0.23          0.76

    Total Income (Loss) from
      Investment Operations                                               1.14           (0.12)              0.66          1.17
----------------------------------------------------------------------------------------------------------------------------------

  LESS DISTRIBUTIONS PAID:
    From net investment income                                           (0.47)          (0.43)             (0.43)        (0.41)
    From net realized gains                                                  -           (0.02)             (0.10)            -

      Total Distributions Paid                                           (0.47)          (0.45)             (0.53)        (0.41)
----------------------------------------------------------------------------------------------------------------------------------
  Net Asset Value, End of Period                                      $  10.99        $  10.32            $ 10.89      $  10.76
----------------------------------------------------------------------------------------------------------------------------------
  TOTAL RETURN (2)                                                      11.29%          (0.93)%             6.20%        11.86%

  SUPPLEMENTAL DATA AND RATIOS:
  Net assets, in thousands, end of period                             $128,061        $123,347            $77,249       $39,943
  Ratio to average net assets of: (3)
    Expenses, net of waivers
      and reimbursements                                                 0.85%           0.85%              0.85%         0.85%
    Expenses, before waivers
      and reimbursements                                                 1.08%           1.10%              1.17%         1.60%
    Net investment income, net of
      waivers and reimbursements                                         4.41%           4.35%              3.87%         4.01%
    Net investment income, before
      waivers and reimbursements                                         4.18%           4.10%              3.55%         3.26%
  Portfolio Turnover Rate                                               84.63%          67.91%             62.55%        22.22%

(1) COMMENCED INVESTMENT OPERATIONS ON APRIL 8, 1997.
(2) ASSUMES INVESTMENT AT NET ASSET VALUE AT THE BEGINNING OF THE YEAR, REINVESTMENT OF ALL DIVIDENDS AND DISTRIBUTIONS, AND A COMPLETE REDEMPTION OF THE INVESTMENT AT NET ASSET VALUE AT THE END OF THE YEAR. TOTAL RETURN IS NOT ANNUALIZED FOR PERIODS LESS THAN ONE YEAR.
(3) ANNUALIZED FOR PERIODS LESS THAN ONE YEAR.
SEE  NOTES TO THE FINANCIAL STATEMENTS


                            NORTHERN FUNDS ANNUAL REPORT  21  FIXED INCOME FUNDS

FIXED INCOME FUNDS
  FINANCIAL HIGHLIGHTS (CONTINUED)


                                                                                   FIXED INCOME FUND

  SELECTED PER SHARE DATA                                      2001          2000           1999           1998          1997
----------------------------------------------------------------------------------------------------------------------------------
  NET ASSET VALUE, BEGINNING OF YEAR                         $   9.62      $  10.15       $  10.42       $   9.86      $  10.10

  INCOME (LOSS) FROM
  INVESTMENT OPERATIONS:
  Net investment income                                          0.59          0.54           0.54           0.59          0.57
  Net realized and unrealized gains
    (losses) on investments                                      0.48         (0.50)             -           0.56         (0.12)

    Total Income from
      Investment Operations                                      1.07          0.04           0.54           1.15          0.45
----------------------------------------------------------------------------------------------------------------------------------

  LESS DISTRIBUTIONS PAID:
    From net investment income                                  (0.59)        (0.54)         (0.54)         (0.58)        (0.56)
    From net realized gains                                         -         (0.03)         (0.27)         (0.01)        (0.10)
    In excess of net investment income                              -             -              -              -         (0.01)
    In excess of net realized gains                                 -             -              -              -         (0.02)

      Total Distributions Paid                                  (0.59)        (0.57)         (0.81)         (0.59)        (0.69)
----------------------------------------------------------------------------------------------------------------------------------
  Net Asset Value, End of Year                               $  10.10      $   9.62       $  10.15       $  10.42      $   9.86
----------------------------------------------------------------------------------------------------------------------------------
  TOTAL RETURN (1)                                             11.47%         0.57%          5.18%         11.90%         4.59%

  SUPPLEMENTAL DATA AND RATIOS:
  Net assets, in thousands, end of year                      $732,644      $643,434       $275,108       $181,917      $122,444
  Ratio to average net assets of:
    Expenses, net of waivers
      and reimbursements                                        0.90%         0.90%          0.90%          0.90%         0.90%
    Expenses, before waivers
      and reimbursements                                        1.04%         1.06%          1.08%          1.09%         1.12%
    Net investment income, net of
      waivers and reimbursements                                5.99%         5.66%          5.15%          5.71%         5.69%
    Net investment income, before
      waivers and reimbursements                                5.85%         5.50%          4.97%          5.52%         5.47%
  Portfolio Turnover Rate                                     226.92%       105.70%         84.85%         33.55%        87.64%

(1) ASSUMES INVESTMENT AT NET ASSET VALUE AT THE BEGINNING OF THE YEAR, REINVESTMENT OF ALL DIVIDENDS AND DISTRIBUTIONS, AND A COMPLETE REDEMPTION OF THE INVESTMENT AT NET ASSET VALUE AT THE END OF THE YEAR. TOTAL RETURN IS NOT ANNUALIZED FOR PERIODS LESS THAN ONE YEAR.
SEE NOTES TO THE FINANCIAL STATEMENTS


FIXED INCOME FUNDS  22  NORTHERN FUNDS ANNUAL REPORT

                                   FOR THE FISCAL YEAR OR PERIOD ENDING MARCH 31

                                                                          FLORIDA INTERMEDIATE TAX-EXEMPT FUND

  SELECTED PER SHARE DATA                                   2001          2000           1999           1998           1997(1)
----------------------------------------------------------------------------------------------------------------------------------
  NET ASSET VALUE, BEGINNING OF PERIOD                       $ 10.07       $ 10.47        $ 10.47        $ 10.03       $ 10.00

  INCOME (LOSS) FROM
  INVESTMENT OPERATIONS:
  Net investment income                                         0.43          0.38           0.39           0.40          0.24
  Net realized and unrealized gains
    (losses) on investments                                     0.43         (0.37)          0.16           0.44          0.03

    Total Income from
      Investment Operations                                     0.86          0.01           0.55           0.84          0.27
----------------------------------------------------------------------------------------------------------------------------------

  LESS DISTRIBUTIONS PAID:
    From net investment income                                 (0.43)        (0.38)         (0.39)         (0.40)        (0.24)
    From net realized gains                                        -         (0.03)         (0.16)             -             -

      Total Distributions Paid                                 (0.43)        (0.41)         (0.55)         (0.40)        (0.24)
----------------------------------------------------------------------------------------------------------------------------------
  Net Asset Value, End of Period                             $ 10.50       $ 10.07        $ 10.47        $ 10.47       $ 10.03
----------------------------------------------------------------------------------------------------------------------------------
  TOTAL RETURN (2)                                             8.68%         0.30%          5.38%          8.51%         2.63%

  SUPPLEMENTAL DATA AND RATIOS:
  Net assets, in thousands, end of period                    $41,389       $41,976        $37,121        $25,329       $14,807
  Ratio to average net assets of: (3)
    Expenses, net of waivers
      and reimbursements                                       0.85%         0.85%          0.85%          0.85%         0.85%
    Expenses, before waivers
      and reimbursements                                       1.21%         1.24%          1.29%          1.41%         2.31%
    Net investment income, net of
      waivers and reimbursements                               4.16%         3.84%          3.67%          3.86%         3.84%
    Net investment income, before
      waivers and reimbursements                               3.80%         3.45%          3.23%          3.30%         2.38%
  Portfolio Turnover Rate                                    169.70%       133.01%         57.98%         46.12%        50.77%

(1) COMMENCED INVESTMENT OPERATIONS ON AUGUST 15, 1996.
(2) ASSUMES INVESTMENT AT NET ASSET VALUE AT THE BEGINNING OF THE YEAR, REINVESTMENT OF ALL DIVIDENDS AND DISTRIBUTIONS, AND A COMPLETE REDEMPTION OF THE INVESTMENT AT NET ASSET VALUE AT THE END OF THE YEAR. TOTAL RETURN IS NOT ANNUALIZED FOR PERIODS LESS THAN ONE YEAR.
(3) ANNUALIZED FOR PERIODS LESS THAN ONE YEAR.
SEE NOTES TO THE FINANCIAL STATEMENTS


                            NORTHERN FUNDS ANNUAL REPORT  23  FIXED INCOME FUNDS

FIXED INCOME FUNDS
  FINANCIAL HIGHLIGHTS (CONTINUED)

                                                                              GLOBAL FIXED INCOME FUND

  SELECTED PER SHARE DATA                                   2001          2000           1999           1998            1997
----------------------------------------------------------------------------------------------------------------------------------
  NET ASSET VALUE, BEGINNING OF YEAR                         $  9.56       $ 10.38        $  9.85        $ 10.08       $ 10.62

  INCOME (LOSS) FROM
  INVESTMENT OPERATIONS:
  Net investment income (loss)                                   .64         (0.25)          0.38           0.43          0.56
  Net realized and unrealized gains
    (losses) on investments and foreign
    currency transactions                                       (.49)        (0.28)          0.58           0.02         (0.40)

    Total Income (Loss) from
      Investment Operations                                     0.15         (0.53)          0.96           0.45          0.16
----------------------------------------------------------------------------------------------------------------------------------

  LESS DISTRIBUTIONS PAID:
    From net investment income                                 (0.09)            -          (0.32)         (0.59)        (0.58)
    From net realized gains                                        -             -          (0.07)         (0.09)        (0.11)
    In excess of net investment income                             -         (0.29)             -              -             -
    In excess of net realized gains                                -             -          (0.04)             -         (0.01)

      Total Distributions Paid                                 (0.09)        (0.29)         (0.43)         (0.68)        (0.70)
----------------------------------------------------------------------------------------------------------------------------------
  Net Asset Value, End of Year                               $  9.62       $  9.56        $ 10.38        $  9.85       $ 10.08
----------------------------------------------------------------------------------------------------------------------------------
  TOTAL RETURN (1)                                             1.54%        (5.11)%         9.68%          4.61%         1.39%

  SUPPLEMENTAL DATA AND RATIOS:
  Net assets, in thousands, end of year                      $18,890       $19,130        $14,285        $13,675       $16,426
  Ratio to average net assets of:
    Expenses, net of waivers
      and reimbursements                                       1.15%         1.15%          1.15%          1.15%         1.15%
    Expenses, before waivers
      and reimbursements                                       1.74%         1.81%          1.96%          1.87%         1.96%
    Net investment income, net of
      waivers and reimbursements                               4.26%         4.06%          4.69%          4.98%         5.49%
    Net investment income, before
      waivers and reimbursements                               3.67%         3.40%          3.88%          4.26%         4.68%
  Portfolio Turnover Rate                                    297.11%        90.69%         16.49%         30.26%        37.76%

(1) ASSUMES INVESTMENT AT NET ASSET VALUE AT THE BEGINNING OF THE YEAR, REINVESTMENT OF ALL DIVIDENDS AND DISTRIBUTIONS, AND A COMPLETE REDEMPTION OF THE INVESTMENT AT NET ASSET VALUE AT THE END OF THE YEAR. TOTAL RETURN IS NOT ANNUALIZED FOR PERIODS LESS THAN ONE YEAR.
SEE NOTES TO THE FINANCIAL STATEMENTS


FIXED INCOME FUNDS  24  NORTHERN FUNDS ANNUAL REPORT

                                   FOR THE FISCAL YEAR OR PERIOD ENDING MARCH 31


                                                    HIGH YIELD FIXED INCOME FUND                  HIGH YIELD MUNICIPAL FUND

  SELECTED PER SHARE DATA                         2001         2000        1999(1)             2001         2000        1999(1)
----------------------------------------------------------------------------------------------------------------------------------
  NET ASSET VALUE, BEGINNING OF PERIOD          $   9.30     $  10.10      $ 10.00            $  9.01       $ 10.01      $ 10.00

  INCOME (LOSS) FROM
  INVESTMENT OPERATIONS:
  Net investment income                             0.95         0.85         0.11               0.49          0.44         0.05
  Net realized and unrealized gains
    (losses) on investments                        (0.88)       (0.79)        0.08               0.14         (0.99)           -

    Total Income (Loss) from
      Investment Operations                         0.07         0.06         0.19               0.63         (0.55)        0.05
----------------------------------------------------------------------------------------------------------------------------------

  LESS DISTRIBUTIONS PAID:
    From net investment income                     (0.95)       (0.86)       (0.09)             (0.49)        (0.45)       (0.04)
----------------------------------------------------------------------------------------------------------------------------------
  Net Asset Value, End of Period                $   8.42     $   9.30      $ 10.10            $  9.15       $  9.01      $ 10.01
----------------------------------------------------------------------------------------------------------------------------------
  TOTAL RETURN (2)                                 0.77%        0.80%        2.06%              7.14%       (5.40)%         0.57%

  SUPPLEMENTAL DATA AND RATIOS:
  Net assets, in thousands, end of period       $206,175     $165,510      $40,864            $31,383       $21,118      $10,033
  Ratio to average net assets of: (3)
    Expenses, net of waivers
      and reimbursements                           0.90%        0.90%        0.90%              0.85%         0.85%        0.85%
    Expenses, before waivers
      and reimbursements                           1.06%        1.12%        2.18%              1.34%         1.46%        5.60%
    Net investment income, net of
      waivers and reimbursements                  10.71%        9.55%        6.78%              5.35%         5.12%        2.92%
    Net investment income (loss), before
      waivers and reimbursements                  10.55%        9.33%        5.50%              4.86%         4.51%      (1.83)%
  Portfolio Turnover Rate                        159.35%       87.92%        0.00%             14.57%        21.69%        0.00%


(1) COMMENCED INVESTMENT OPERATIONS AFTER THE CLOSE OF BUSINESS ON DECEMBER 31, 1998.
(2) ASSUMES INVESTMENT AT NET ASSET VALUE AT THE BEGINNING OF THE YEAR, REINVESTMENT OF ALL DIVIDENDS AND DISTRIBUTIONS, AND A COMPLETE REDEMPTION OF THE INVESTMENT AT NET ASSET VALUE AT THE END OF THE YEAR. TOTAL RETURN IS NOT ANNUALIZED FOR PERIODS LESS THAN ONE YEAR.
(3) ANNUALIZED FOR PERIODS LESS THAN A FULL YEAR.
SEE NOTES TO THE FINANCIAL STATEMENTS


                            NORTHERN FUNDS ANNUAL REPORT  25  FIXED INCOME FUNDS

FIXED INCOME FUNDS
  FINANCIAL HIGHLIGHTS (CONTINUED)

                                                                           INTERMEDIATE TAX-EXEMPT FUND

  SELECTED PER SHARE DATA                                   2001          2000           1999           1998           1997
----------------------------------------------------------------------------------------------------------------------------------
  NET ASSET VALUE, BEGINNING OF YEAR                         $   9.93      $  10.36       $  10.36       $  10.07      $  10.22

  INCOME (LOSS) FROM
  INVESTMENT OPERATIONS:
  Net investment income                                          0.42          0.39           0.39           0.40          0.40
  Net realized and unrealized gains
    (losses) on investments                                      0.47         (0.42)          0.11           0.29         (0.06)

    Total Income (Loss) from
      Investment Operations                                      0.89         (0.03)          0.50           0.69          0.34
----------------------------------------------------------------------------------------------------------------------------------

  LESS DISTRIBUTIONS PAID:
    From net investment income                                  (0.42)        (0.39)         (0.39)         (0.40)        (0.40)
    From net realized gains                                         -         (0.01)         (0.11)             -         (0.07)
    In excess of net realized gains                                 -             -              -              -         (0.02)

      Total Distributions Paid                                  (0.42)        (0.40)         (0.50)         (0.40)        (0.49)
----------------------------------------------------------------------------------------------------------------------------------
  Net Asset Value, End of Year                               $  10.40     $    9.93       $  10.36       $  10.36      $  10.07
----------------------------------------------------------------------------------------------------------------------------------
  TOTAL RETURN (1)                                              9.13%       (0.14)%          4.88%          6.95%         3.39%

  SUPPLEMENTAL DATA AND RATIOS:
  Net assets, in thousands, end of year                      $677,787      $679,271       $344,789       $298,529      $264,630
  Ratio to average net assets of:
    Expenses, net of waivers
      and reimbursements                                        0.85%         0.85%          0.85%          0.85%         0.85%
    Expenses, before waivers
      and reimbursements                                        1.04%         1.06%          1.06%          1.07%         1.07%
    Net investment income, net of
      waivers and reimbursements                                4.12%         4.03%          3.76%          3.84%         3.90%
    Net investment income, before
      waivers and reimbursements                                3.93%         3.82%          3.55%          3.62%         3.68%
  Portfolio Turnover Rate                                      91.52%        68.69%         54.03%         61.83%        61.39%

(1) ASSUMES INVESTMENT AT NET ASSET VALUE AT THE BEGINNING OF THE YEAR, REINVESTMENT OF ALL DIVIDENDS AND DISTRIBUTIONS, AND A COMPLETE REDEMPTION OF THE INVESTMENT AT NET ASSET VALUE AT THE END OF THE YEAR. TOTAL RETURN IS NOT ANNUALIZED FOR PERIODS LESS THAN ONE YEAR.
SEE NOTES TO THE FINANCIAL STATEMENTS


FIXED INCOME FUNDS  26  NORTHERN FUNDS ANNUAL REPORT

                                   FOR THE FISCAL YEAR OR PERIOD ENDING MARCH 31

                                                                                                          SHORT-INTERMEDIATE
                                                                                                         U.S. GOVERNMENT FUND

  SELECTED PER SHARE DATA                                                                                  2001         2000(1)
----------------------------------------------------------------------------------------------------------------------------------
  NET ASSET VALUE, BEGINNING OF PERIOD                                                                   $  9.89       $ 10.00

  INCOME (LOSS) FROM
  INVESTMENT OPERATIONS:
  Net investment income                                                                                     0.56          0.27
  Net realized and unrealized gains
    (losses) on investments                                                                                 0.38         (0.11)

    Total Income from
      Investment Operations                                                                                 0.94          0.16
----------------------------------------------------------------------------------------------------------------------------------

  LESS DISTRIBUTIONS PAID:
    From net investment income                                                                             (0.56)        (0.27)

      Total Distributions Paid                                                                             (0.56)        (0.27)
----------------------------------------------------------------------------------------------------------------------------------
  Net Asset Value, End of Period                                                                         $ 10.27       $  9.89
----------------------------------------------------------------------------------------------------------------------------------
  TOTAL RETURN (2)                                                                                         9.71%         1.76%

  SUPPLEMENTAL DATA AND RATIOS:
  Net assets, in thousands, end of period                                                                $76,937       $63,468
  Ratio to average net assets of: (3)
    Expenses, net of waivers
      and reimbursements                                                                                   0.90%         0.90%
    Expenses, before waivers
      and reimbursements                                                                                   1.13%         1.24%
    Net investment income, net of
      waivers and reimbursements                                                                           5.50%         5.66%
    Net investment income, before
      waivers and reimbursements                                                                           5.27%         5.32%
  Portfolio Turnover Rate                                                                                163.91%        45.44%

(1) COMMENCED INVESTMENT OPERATIONS ON OCTOBER 1, 1999.
(2) ASSUMES INVESTMENT AT NET ASSET VALUE AT THE BEGINNING OF THE YEAR, REINVESTMENT OF ALL DIVIDENDS AND DISTRIBUTIONS, AND A COMPLETE REDEMPTION OF THE INVESTMENT AT NET ASSET VALUE AT THE END OF THE YEAR. TOTAL RETURN IS NOT ANNUALIZED FOR PERIODS LESS THAN ONE YEAR.
(3) ANNUALIZED FOR PERIODS LESS THAN ONE YEAR.
SEE NOTES TO THE FINANCIAL STATEMENTS


                            NORTHERN FUNDS ANNUAL REPORT  27  FIXED INCOME FUNDS

FIXED INCOME FUNDS
  FINANCIAL HIGHLIGHTS (CONTINUED)

                                                                                    TAX-EXEMPT FUND

  SELECTED PER SHARE DATA                                      2001          2000           1999           1998         1997
----------------------------------------------------------------------------------------------------------------------------------
  NET ASSET VALUE, BEGINNING OF YEAR                         $   9.99      $  10.63       $  10.73       $  10.24     $   10.35

  INCOME (LOSS) FROM
  INVESTMENT OPERATIONS:
  Net investment income                                          0.48          0.45           0.45           0.47          0.50
  Net realized and unrealized gains
    (losses) on investments                                      0.59         (0.62)          0.13           0.57         (0.06)

    Total Income (Loss) from
      Investment Operations                                      1.07         (0.17)          0.58           1.04          0.44
----------------------------------------------------------------------------------------------------------------------------------

  LESS DISTRIBUTIONS PAID:
    From net investment income                                  (0.48)        (0.45)         (0.45)         (0.47)        (0.47)
    From net realized gains                                         -         (0.02)         (0.23)         (0.08)        (0.05)
    In excess of net investment income                              -             -              -              -         (0.03)

      Total Distributions Paid                                  (0.48)        (0.47)         (0.68)         (0.55)        (0.55)
----------------------------------------------------------------------------------------------------------------------------------
  Net Asset Value, End of Year                               $  10.58      $   9.99       $  10.63       $  10.73      $  10.24
----------------------------------------------------------------------------------------------------------------------------------
  TOTAL RETURN (1)                                             11.00%       (1.50)%          5.47%         10.39%         4.32%

  SUPPLEMENTAL DATA AND RATIOS:
  Net assets, in thousands, end of year                      $545,635      $522,460       $227,823       $167,220      $136,372
  Ratio to average net assets of:
    Expenses, net of waivers
      and reimbursements                                        0.85%         0.85%          0.85%          0.85%         0.85%
    Expenses, before waivers
      and reimbursements                                        1.04%         1.07%          1.08%          1.09%         1.10%
    Net investment income, net of
      waivers and reimbursements                                4.71%         4.63%          4.13%          4.42%         4.61%
    Net investment income, before
      waivers and reimbursements                                4.52%         4.41%          3.90%          4.18%         4.36%
  Portfolio Turnover Rate                                     117.75%       118.69%        140.39%         74.32%         8.10%

(1) ASSUMES INVESTMENT AT NET ASSET VALUE AT THE BEGINNING OF THE YEAR, REINVESTMENT OF ALL DIVIDENDS AND DISTRIBUTIONS, AND A COMPLETE REDEMPTION OF THE INVESTMENT AT NET ASSET VALUE AT THE END OF THE YEAR. TOTAL RETURN IS NOT ANNUALIZED FOR PERIODS LESS THAN ONE YEAR.
SEE NOTES TO THE FINANCIAL STATEMENTS


FIXED INCOME FUNDS  28  NORTHERN FUNDS ANNUAL REPORT

                                   FOR THE FISCAL YEAR OR PERIOD ENDING MARCH 31

                                                                                U.S. GOVERNMENT FUND

  SELECTED PER SHARE DATA                                   2001          2000           1999           1998           1997
----------------------------------------------------------------------------------------------------------------------------------
  NET ASSET VALUE, BEGINNING OF YEAR                         $   9.72      $  10.05       $  10.20       $   9.88      $  10.06

  INCOME (LOSS) FROM
  INVESTMENT OPERATIONS:
  Net investment income                                          0.51          0.47           0.50           0.54          0.51
  Net realized and unrealized gains
    (losses) on investments                                      0.57         (0.32)          0.10           0.32         (0.11)

    Total Income from
      Investment Operations                                      1.08          0.15           0.60           0.86          0.40
----------------------------------------------------------------------------------------------------------------------------------

  LESS DISTRIBUTIONS PAID:
    From net investment income                                  (0.51)        (0.47)         (0.49)         (0.53)        (0.51)
    From net realized gains                                         -         (0.01)         (0.26)         (0.01)        (0.05)
    In excess of net realized gains                                 -             -              -              -         (0.02)

      Total Distributions Paid                                  (0.51)        (0.48)         (0.75)         (0.54)        (0.58)
----------------------------------------------------------------------------------------------------------------------------------
  Net Asset Value, End of Year                               $  10.29      $   9.72       $  10.05       $  10.20      $   9.88
----------------------------------------------------------------------------------------------------------------------------------
  TOTAL RETURN (1)                                             11.36%         1.67%          6.01%          8.90%         3.98%

  SUPPLEMENTAL DATA AND RATIOS:
  Net assets, in thousands, end of year                      $350,038      $348,741       $268,242       $229,352      $181,921
  Ratio to average net assets of:
    Expenses, net of waivers
      and reimbursements                                        0.90%         0.90%          0.90%          0.90%         0.90%
    Expenses, before waivers
      and reimbursements                                        1.05%         1.07%          1.07%          1.07%         1.09%
    Net investment income, net of
      waivers and reimbursements                                5.08%         4.83%          4.73%          5.24%         5.19%
    Net investment income, before
      waivers and reimbursements                                4.93%         4.66%          4.56%          5.07%         5.00%
  Portfolio Turnover Rate                                     100.55%        30.56%        123.75%         47.41%        83.41%

(1) ASSUMES INVESTMENT AT NET ASSET VALUE AT THE BEGINNING OF THE YEAR, REINVESTMENT OF ALL DIVIDENDS AND DISTRIBUTIONS, AND A COMPLETE REDEMPTION OF THE INVESTMENT AT NET ASSET VALUE AT THE END OF THE YEAR. TOTAL RETURN IS NOT ANNUALIZED FOR PERIODS LESS THAN ONE YEAR.
SEE NOTES TO THE FINANCIAL STATEMENTS


                            NORTHERN FUNDS ANNUAL REPORT  29  FIXED INCOME FUNDS

FIXED INCOME FUNDS
SCHEDULE OF INVESTMENTS
ARIZONA TAX-EXEMPT FUND

                                                PRINCIPAL
                                                  AMOUNT           VALUE
                                                  (000S)           (000S)
-------------------------------------------------------------------------------
  MUNICIPAL BONDS-100.5%

  ARIZONA - 95.4%
      Arizona Health Facilities Authority
        Hospital System Revenue Bonds, Series
        A, Arizona Healthcare Pooled Financing
        (GIC-CDC Funding Corp.),
        3.80%, 4/6/01                              $590               $590

      Arizona Health Facilities Authority
        Hospital System Revenue Refunding
        Bonds, St. Lukes Health System,
        Prerefunded,
        7.25%, 11/1/03                              900                992

      Arizona State Transportation Board
        Highway Revenue Bonds,
        5.75%, 7/1/18                             2,390              2,548

      Central Arizona Water Conservation
        District Contract Revenue Bonds,
        Series B, Central Arizona Project
        (MBIA Insured),
        6.30%, 11/1/02                            1,000              1,022

      Chandler Street & Highway User Revenue
        Bonds (MBIA Insured),
        5.13%, 7/1/15                             2,000              2,039

      Coconino & Yavapai Counties Joint
        Unified School District No.9 Sedona
        G.O. Bonds, Series C, Oak Creek
        Project of 1992 (FGIC Insured),
        5.50%, 7/1/05                             1,180              1,218

      Glendale Union School District No. 205
        G.O. Refunding Bonds (FGIC Insured),
        4.88%, 7/1/12                               375                391
        4.88%, 7/1/13                             1,000              1,040

      Maricopa County Community College
        District G.O. Bonds, Series B,
        5.00%, 7/1/12                             1,500              1,541

      Maricopa County IDA Multifamily Housing
        Revenue Bonds, Series A, Metro
        Gardens-Mesa Ridge Project (MBIA
        Insured),
        4.75%, 7/1/13                             1,140              1,137

      Maricopa County School District No. 11
        G.O. Bonds, Series D, Peoria Unified
        Projects of 1996 (FGIC Insured),
        5.13%, 7/1/11                               475                504

      Maricopa County School District No. 11
        G.O. Refunding Bonds, Peoria Unified
        School Improvement Project (FGIC
        Insured),
        5.00%, 7/1/09                             3,000              3,174

      Maricopa County School District No. 11
        Peoria G.O. Bonds, Unified Project of
        1991, Prerefunded,
        5.50%, 7/1/05                             1,000              1,080

      Maricopa County School District No. 28
        Kyrene Elementary G.O. Bonds, Series B
        (FGIC Insured), Prerefunded,
        6.00%, 7/1/04                             1,070              1,132
        6.50%, 7/1/01                               250                252

      Maricopa County School District No. 28
        Kyrene Elementary G.O. Refunding
        Bonds, Series B (FGIC Insured),
        0.00%, 1/1/04                             1,500              1,352

      Maricopa County School District No. 6
        Washington Elementary G.O. Bonds,
        Series C, Project of 1996 (FGIC
        Insured),
        4.00%, 7/1/11                             1,265              1,225

      Maricopa County School District No. 8
        Osborn G.O. Bonds, Series A (FGIC
        Insured),
        5.88%, 7/1/14                               705                757

      Maricopa County School District No. 8
        Osborn G.O. Bonds, Series A (FGIC
        Insured), Prerefunded,
        5.88%, 7/1/06                             1,295              1,435

      Maricopa County School District No. 8
        Osborn G.O. Refunding Bonds (FGIC
        Insured),
        4.70%, 7/1/14                             1,000              1,007

      Maricopa County Unified School District
        No. 41 Gilbert G.O. Bonds, Series F,
        Project of 1993 (FSA Insured),
        5.25%, 7/1/12                             1,250              1,314

      Maricopa County Unified School District
        No. 48 Scottsdale G.O. Refunding
        Bonds, Series B,
        4.50%, 7/1/10                             2,300              2,334

      Maricopa County Unified School District
        No. 80 Chandler G.O. Refunding Bonds
        (FGIC Insured),
        0.00%, 7/1/09                             1,330                929

      Mesa G.O. Refunding Bonds (AMBAC
        Insured),
        6.00%, 7/1/01                               250                252

SEE NOTES TO THE FINANCIAL STATEMENTS.

FIXED INCOME FUNDS  30  NORTHERN FUNDS ANNUAL REPORT

                                                                MARCH 31, 2001

                                                PRINCIPAL
                                                  AMOUNT           VALUE
                                                  (000S)           (000S)
-------------------------------------------------------------------------------
  MUNICIPAL BONDS-100.5% -- CONTINUED

  ARIZONA - 95.4% -- (CONTINUED)

      Mesa IDA Student Housing Revenue Bonds,
        Series A, ASU East/Maricopa College,
        6.00%, 7/1/32                            $2,000             $1,931

      Mesa Utility System Revenue Bonds (FGIC
        Insured),
        5.00%, 7/1/12                             1,430              1,488
        5.00%, 7/1/14                             1,575              1,616

      Mohave County Unified High School
        District No. 30 G.O. Bonds, Series B
        (FGIC Insured),
        8.50%, 7/1/05                             1,000              1,185

      Mohave County Unified School District
        No. 1 Lake Havasu G.O. Bonds (FGIC
        Insured),
        4.75%, 7/1/12                             1,000              1,023

      Mohave County Unified School District
        No. 1 Lake Havasu G.O. Refunding Bonds
        (FSA Insured),
        4.60%, 7/1/13                             1,000              1,004
        4.75%, 7/1/15                             1,000              1,004

      Phoenix Civic Improvement Corp. Excise
        TRB, Series A, Senior Lien-Municipal
        Courthouse Project,
        5.75%, 7/1/15                             1,325              1,440

      Phoenix Civic Improvement Corp.
        Wastewater System Revenue Bonds,
        Junior Lien (FGIC Insured),
        6.25%, 7/1/17                             1,000              1,125

      Phoenix Civic Plaza Building Corp.
        Excise TRB, Senior Lien,
        5.70%, 7/1/07                             1,160              1,249

      Phoenix G.O. Bonds,
        4.50%, 7/1/22                             1,000                914

      Phoenix G.O. Bonds, Series B,
        4.50%, 7/1/20                             1,100              1,016
        5.00%, 7/1/16                             2,000              2,024

      Phoenix G.O. Refunding Bonds, Series A,
        4.13%, 7/1/14                             1,000                943
        4.50%, 7/1/15                             1,500              1,462
        5.00%, 7/1/19                             1,000              1,001

      Phoenix IDA Government Office Lease
        Revenue Bonds, Capital Mall LLC
        Project (AMBAC Insured),
        5.38%, 9/15/20                              605                620

      Pima County G.O. Bonds (FSA Insured),
        4.00%, 7/1/13                             1,050                989
        4.00%, 7/1/14                             2,000              1,857

      Pima County Unified School District No.
        10 Amphitheater G.O. Bonds, Series E,
        School Improvement Project,
        6.50%, 7/1/05                             1,900              2,100

      Pima County Unified School District No.
        12 Sunnyside G.O. Bonds (FGIC Insured),
        5.38%, 7/1/12                             1,000              1,059
        5.75%, 7/1/12                             2,000              2,201

      Pima County Unified School District No.
        6 Marana G.O. Refunding Bonds (FGIC
        Insured),
        5.38%, 7/1/12                             2,100              2,269
        5.40%, 7/1/14                             1,300              1,385

      Salt River Project Agricultural
        Improvement & Power District
        Electrical System Revenue Refunding
        Bonds, Series B, Salt River Project,
        5.25%, 1/1/19                               500                504

      Salt River Project Agricultural
        Improvement & Power District
        Electrical System Revenue Refunding
        Bonds, Series C,
        5.00%, 1/1/16                             2,000              2,013

      Santa Cruz County Unified School
        District No. 1 Nogales G.O. Bonds,
        Series B (AMBAC Insured), Prerefunded,
        6.10%, 7/1/04                             1,000              1,080

      Scottsdale G.O. Bonds,
        7.50%, 7/1/06                             1,000              1,175

      Scottsdale Preservation Authority Excise
        Tax Revenue Bonds (FGIC Insured),
        6.00%, 7/1/10                               370                413

      Tempe G.O. Bonds, Series 1-A,
        4.75%, 7/1/13                             1,160              1,177

      Yuma IDA Hospital Revenue Bonds, Yuma
        Regional Medical Center (FSA Insured),
        5.00%, 8/1/31                             1,000                962
        5.50%, 8/1/19                             1,210              1,256
-------------------------------------------------------------------------------
                                                                    70,750
-------------------------------------------------------------------------------

SEE NOTES TO THE FINANCIAL STATEMENTS.

                         NORTHERN FUNDS ANNUAL REPORT  31  FIXED INCOME FUNDS

FIXED INCOME FUNDS
SCHEDULE OF INVESTMENTS
ARIZONA TAX-EXEMPT FUND (CONTINUED)

                                                PRINCIPAL
                                                  AMOUNT           VALUE
                                                  (000S)           (000S)
-------------------------------------------------------------------------------
  MUNICIPAL BONDS-100.5% -- CONTINUED

  PUERTO RICO - 5.1%

      Puerto Rico Commonwealth Infrastructure
        Financing Authority Special Obligation
        Bonds, Series A, Escrowed to Maturity,
        5.50%, 10/1/20                           $2,500             $2,690
        5.50%, 10/1/40                            1,000              1,050
-------------------------------------------------------------------------------
                                                                     3,740
-------------------------------------------------------------------------------
  TOTAL MUNICIPAL BONDS
-------------------------------------------------------------------------------
  (COST $70,710)                                                    74,490

                                                  NUMBER
                                                OF SHARES          VALUE
                                                  (000S)           (000S)
-------------------------------------------------------------------------------
  OTHER-2.3%
      Dreyfus Tax-Exempt Cash Management          1,720              1,720
        Fund
-------------------------------------------------------------------------------
  TOTAL OTHER
  (COST $1,720)                                                      1,720
-------------------------------------------------------------------------------
  TOTAL INVESTMENTS - 102.8%
-------------------------------------------------------------------------------
  (COST $72,430)                                                    76,210
    Liabilities less Other Assets - (2.8)%                          (2,076)
-------------------------------------------------------------------------------
  NET ASSETS-100%                                                  $74,134

SEE NOTES TO THE FINANCIAL STATEMENTS.

FIXED INCOME FUNDS  32  NORTHERN FUNDS ANNUAL REPORT

                                                             FIXED INCOME FUNDS
SCHEDULE OF INVESTMENTS                                          MARCH 31, 2001
CALIFORNIA INTERMEDIATE
TAX-EXEMPT FUND

                                                PRINCIPAL
                                                  AMOUNT           VALUE
                                                  (000S)           (000S)
-------------------------------------------------------------------------------
  MUNICIPAL BONDS-98.9%

  CALIFORNIA - 90.5%
      ABAG Finance Authority for Nonprofit
        Corps. Multifamily Housing Revenue
        Refunding Bonds, Series B, United
        Dominion,
        6.25%, Mandatory Put 8/15/08             $4,400          $4,581

      Adelanto Public Utility Authority
        Revenue Bonds, Series A, Utility
        System Project (Union Bank of
        California LOC),
        4.45%, Mandatory Put 11/1/01              1,000           1,010

      Arcade Water District Revenue
        Certificate Participation (FGIC
        Insured),
        5.00%, 11/1/17                            1,000           1,011

      Bay Area Government Association Rapid
        Transit Revenue Bonds, Series A, Bart
        SFO Extension-FTA Cap Grant (AMBAC
        Insured),
        5.00%, 6/15/05                            2,570           2,716

      Brea PFA Revenue Tax Allocation Bonds
        (MBIA Insured), Prerefunded,
        7.00%, 8/1/01                             2,725           2,815

      California Community College Financing
        Authority Lease Revenue Refunding
        Bonds, Series A (MBIA Insured),
        4.63%, 10/1/19                              500             478

      California Educational Facilities
        Authority Revenue Bonds, Loyola
        Marymount (MBIA Insured),
        0.00%, 10/1/02                            2,435           2,316

      California Infrastructure & Economic
        Development Bank Bonds (MBIA Insured),
        5.50%, 6/1/19                             1,000           1,054

      California Infrastructure & Economic
        Development Bank Bonds, Series A,
        Scripps Research Institute,
        5.75%, 7/1/30                             1,000           1,055

      California State Department of Water
        Resources Center Valley Project
        Revenue Bonds, Series O, Water System,
        4.75%, 12/1/16                              250             251

      California State G.O. Bonds,
        6.60%, 2/1/10                             1,150           1,353
      California State G.O. Refunding Bonds
        (FGIC Insured),
        4.75%, 2/1/19                             1,000             975

      California State G.O. Refunding Bonds,
        4.50%, 10/1/18                            1,000             934

      California State Public Works Board
        Lease Revenue Refunding Bonds, Series
        A, Department of Corrections State
        Prisons (AMBAC Insured),
        5.25%, 12/1/13                            1,350           1,476

      California State Public Works Board
        Lease Revenue Refunding Bonds, Series
        A, Trustees California State
        University,
        5.25%, 10/1/14                            3,545           3,733

      California Statewide Community
        Development Authority COP Revenue
        Bonds, John Muir/Mount Diablo Health
        System (MBIA Insured),
        5.50%, 8/15/12                            2,030           2,241

      California Statewide Community
        Development Authority Multifamily
        Housing Revenue Refunding Bonds,
        Series E, Archstone/Oakridge Project,
        5.30%, Mandatory Put 6/1/08               1,000           1,024

      Contra Costa County Home Mortgage
        Revenue Bonds, GNMA Mortgage Backed
        Securities Program, Escrowed to
        Maturity,
        7.50%, 5/1/14                             1,000           1,288

      Corona Community Facilities District
        Refunding Bonds, Special Tax
        No. 90-1-A (MBIA Insured),
        4.70%, 9/1/20                             1,500           1,433

      Duarte Redevelopment Agency SFM Revenue
        Refunding Bonds, Series B, Mortgage
        Backed Securities Program, Escrowed to
        Maturity,
        6.88%, 10/1/11                              950           1,164

      East Bay Regional Park District G.O.
        Refunding Bonds,
        5.00%, 9/1/17                               250             253

      Imperial Irrigation District COP,
        Electric Systems Project,
        6.50%, 11/1/07                            2,000           2,306

      Los Angeles County Metropolitan
        Transportation Authority Sales Tax
        Refunding Revenue Bonds, Series B,
        Property A-First Tier (FSA Insured),
        4.75%, 7/1/15                             1,250           1,256

SEE NOTES TO THE FINANCIAL STATEMENTS.

                         NORTHERN FUNDS ANNUAL REPORT  33  FIXED INCOME FUNDS

FIXED INCOME FUNDS
SCHEDULE OF INVESTMENTS
CALIFORNIA INTERMEDIATE TAX-EXEMPT FUND (CONTINUED)

                                                PRINCIPAL
                                                  AMOUNT           VALUE
                                                  (000S)           (000S)
-------------------------------------------------------------------------------
  MUNICIPAL BONDS-98.9% -- CONTINUED
  CALIFORNIA - 90.5% -- (CONTINUED)
      Los Angeles County Metropolitan
        Transportation Authority Sales Tax
        Revenue Bonds, Property A-First Tier
        (FSA Insured),
        4.75%, 7/1/16                              $850            $853

      Los Angeles County SFM Revenue Bonds,
        Issue B (Colld. by U.S. Government
        Securities),
        7.60%, 8/1/16                                50              53

      Los Angeles Department of Water & Power
        Electric Plant Revenue Bonds,
        Crossover Refunded,
        6.80%, 6/1/01                             1,290           1,324

      Los Angeles Department of Water & Power
        Electric Plant Revenue Refunding Bonds
        (MBIA Insured),
        9.00%, 9/1/02                             1,275           1,375

      Los Angeles Department of Water & Power
        Electric Plant Revenue Refunding Bonds,
        5.80%, 2/1/04                             1,000           1,039
        6.10%, 2/15/17                            2,000           2,161
        6.38%, 2/1/20                             1,250           1,296

      Los Angeles Water & Power Revenue Bonds,
        Series A-A-1, Power System Project
        (MBIA Insured),
        5.25%, 7/1/14                             1,000           1,063

      Los Angeles Water & Power Revenue Bonds,
        Series A-A-1, Power System Project,
        5.25%, 7/1/04                             1,000           1,052

      Los Angeles Water & Power Revenue Bonds,
        Series A-A-3, Power System Project,
        5.38%, 7/1/20                             2,120           2,148

      Metropolitan Water District of Southern
        California Waterworks Revenue Bonds,
        Escrowed to Maturity,
        6.25%, 7/1/01                             3,000           3,025

      Mountain View California COP Refunding,
        Revitalization Authority (MBIA
        Insured),
        6.00%, 10/1/16                              850             931

      Oakland Joint Powers Financing Authority
        Lease Revenue Bonds, Oakland
        Administration Buildings (AMBAC
        Insured),
        5.38%, 8/1/10                             1,070           1,153

      Orange County COP Refunding, Juvenile
        Justice Center Facility (AMBAC
        Insured),
        5.88%, 6/1/02                             1,500           1,549

      Paso Robles Joint Union High School
        District COP Bonds, Measure E, Capital
        Projects Phase III, Escrowed to
        Maturity,
        5.30%, 8/1/01                             1,035           1,044

      Rancho Water District Financing
        Authority Revenue Refunding Bonds
        (AMBAC Insured),
        5.00%, 8/15/14                            1,000           1,022

      Riverside California Water Revenue Bonds,
        9.00%, 10/1/02                            1,000           1,085

      Sacramento County Sanitation District
        Financing Authority Revenue Bonds,
        Series A,
        5.60%, 12/1/16                            1,500           1,577
        5.75%, 12/1/18                            1,250           1,314

      Sacramento Municipal Utility District
        Electric Revenue Refunding Bonds,
        Series C (MBIA Insured),
        5.60%, 11/15/02                           1,060           1,102
        Escrowed to Maturity,
        5.60%, 11/15/02                             200             208

      San Diego County COP, Burnham Institute,
        5.70%, 9/1/11                             1,000           1,053

      San Diego Unified School District COP,
        Series A, Escrowed to Maturity,
        6.10%, 7/1/01                               750             756

      San Diego Unified School District COP,
        Series B, Capital Projects, Escrowed
        to Maturity,
        6.00%, 7/1/03                             1,500           1,533

      San Diego Unified School District G.O.
        Bonds, Series B, Election of 1998
        (MBIA Insured),
        6.00%, 7/1/19                             1,000           1,161

SEE NOTES TO THE FINANCIAL STATEMENTS.

FIXED INCOME FUNDS  34  NORTHERN FUNDS ANNUAL REPORT

                                                                 MARCH 31, 2001

                                                PRINCIPAL
                                                  AMOUNT           VALUE
                                                  (000S)           (000S)
-------------------------------------------------------------------------------
  MUNICIPAL BONDS-98.9% -- CONTINUED
  CALIFORNIA - 90.5% -- (CONTINUED)
      San Francisco City & County Airport
        Commission International Airport
        Revenue Bonds, Second Series Issue 26B
        (FGIC Insured),
        5.00%, 5/1/20                            $1,000          $1,003

      San Francisco City & County Airport
        Commission International Airport
        Revenue Refunding Bonds, Second Series
        Issue 20 (MBIA Insured),
        4.75%, 5/1/15                               500             505

      San Francisco City & County G.O. Bonds,
        Series A, Educational Facilities
        Community College Project,
        5.50%, 6/15/11                              300             327
        5.75%, 6/15/20                              700             754

      San Francisco City & County G.O. Bonds,
        Series D, School District Facilities
        Improvements (FGIC Insured),
        7.00%, 6/15/02                            1,545           1,616

      San Marcos PFA Revenue Bonds, Custom
        Receipts, Escrowed to Maturity,
        0.00%, 7/1/11                             1,000             634

      Santa Rosa Wastewater Revenue Refunding
        Bonds, Series A, Subregional Project
        (FGIC Insured),
        4.75%, 9/1/16                             1,000           1,002

      Southern California Public Power
        Authority Revenue Bonds,
        6.75%, 7/1/12                             2,100           2,528

      Southern California Public Power
        Authority Revenue Refunding Bonds,
        Southtran Transmission Project,
        0.00%, 7/1/14                             1,000             529

      Turlock Irrigation District Revenue
        Refunding Bonds, Series A,
        6.00%, 1/1/20                             2,250           2,252

      Union Elementary School District G.O.
        Bonds, Series A,
        0.00%, 9/1/01                             1,340           1,323
        0.00%, 9/1/03                               715             657

      Washington Township Healthcare District
        Revenue Bonds,
        4.25%, 7/1/05                               100             101
        4.50%, 7/1/07                               705             715
        5.00%, 7/1/09                               250             259
-------------------------------------------------------------------------------
                                                                 81,805
-------------------------------------------------------------------------------
  PUERTO RICO - 7.2%
      Puerto Rico Commonwealth Highway &
        Transportation Authority Highway
        Revenue Bonds, Series X, Permanent
        Fixed Option Receipts,
        5.20%, 7/1/03                             1,300           1,351

      Puerto Rico Commonwealth Infrastructure
        Financing Authority Special Obligation
        Bonds, Series A, Escrowed to Maturity,
        5.38%, 10/1/24                            1,500           1,564

      Puerto Rico Commonwealth Infrastructure
        Financing Authority Special Tax
        Revenue Refunding Bonds, Series A
        (AMBAC Insured),
        5.25%, 7/1/10                             2,000           2,170

      Puerto Rico Municipal Finance Agency
        G.O. Refunding Bonds, Series B,
        5.00%, 8/1/01                               635             639

      Puerto Rico Public Buildings Authority
        Revenue Bonds, Series B, Government
        Facilities (MBIA Insured),
        5.00%, 7/1/16                               750             773
-------------------------------------------------------------------------------
                                                                  6,497
-------------------------------------------------------------------------------
  VIRGIN ISLANDS - 1.2%
      Virgin Islands PFA Revenue Bonds,
        Series A, Gross Receipts Taxes Lien
        Note,
        5.63%, 10/1/10                            1,000           1,055
-------------------------------------------------------------------------------
  TOTAL MUNICIPAL BONDS
-------------------------------------------------------------------------------
  (COST $84,969)                                                 89,357

SEE NOTES TO THE FINANCIAL STATEMENTS.

                         NORTHERN FUNDS ANNUAL REPORT  35  FIXED INCOME FUNDS

FIXED INCOME FUNDS
SCHEDULE OF INVESTMENTS                                          MARCH 31, 2001
CALIFORNIA INTERMEDIATE TAX-
EXEMPT FUND (CONTINUED)

                                                 NUMBER OF
                                                  SHARES           VALUE
                                                  (000S)           (000S)
-------------------------------------------------------------------------------
  OTHER-0.4%

      Federated California Municipal Cash           390            $390
        Trust
-------------------------------------------------------------------------
  TOTAL OTHER
  (COST $390)                                                       390



-------------------------------------------------------------------------
  TOTAL INVESTMENTS - 99.3%
-------------------------------------------------------------------------
  (COST $85,359)                                                 89,747
  Other Assets less Liabilities - 0.7%                              581
-------------------------------------------------------------------------
  NET ASSETS-100%                                               $90,328


SEE NOTES TO THE FINANCIAL STATEMENTS.

FIXED INCOME FUNDS  36  NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS
CALIFORNIA TAX-EXEMPT FUND

FIXED INCOME FUNDS
MARCH 31, 2001

                                             PRINCIPAL
                                               AMOUNT         VALUE
                                               (000S)         (000S)
------------------------------------------------------------------------
  MUNICIPAL BONDS-98.5%
  CALIFORNIA - 92.0%
      ABAG Finance Authority for Nonprofit
        Corps. COP, Channing House,
        4.65%, 2/15/06                         $   590          $   575
        4.90%, 2/15/09                             780              746
      ABAG Finance Authority for Nonprofit
        Corps. Multifamily Housing Revenue
        Refunding Bonds, Series B, United
        Dominion,
        6.25%, Mandatory Put 8/15/08             2,600            2,707
      Adelanto Public Utility Authority
        Revenue Bonds, Series A, Utility
        System Project (Union Bank of
        California LOC),
        4.45%, Mandatory Put 11/1/01             1,250            1,262
      Alameda County Water District Revenue
        Refunding Bonds (MBIA Insured),
        4.75%, 6/1/20                            2,000            1,927
      Anaheim PFA Tax Allocation Revenue
        Bonds, Series A, Redevelopment
        Project (MBIA Insured),
        5.25%, 2/1/18                              250              256
      Aztec Shops Ltd. Revenue Bonds,
        Auxiliary Organization Student
        Housing Revenue Bonds, San Diego
        State University,
        6.00%, 9/1/31                            2,000            2,006
      Bay Area Government Association Bay
        Area Rapid Transit Revenue Bonds,
        Series A, Bart SFO Extension, FTA
        Capital Grant (AMBAC Insured),
        5.00%, 6/15/08                           1,000            1,013
      California Community College Financing
        Authority Lease Revenue Refunding
        Bonds, Series A (MBIA Insured),
        4.63%, 10/1/19                           1,500            1,434
      California Educational Facilities
        Authority Revenue Bonds, Loyola
        Marymount (MBIA Insured),
        0.00%, 10/1/28                           4,435              834
        0.00%, 10/1/30                           3,435              565
      California Educational Facilities
        Authority Revenue Bonds, Series N,
        Stanford University,
        5.20%, 12/1/27                             500              504
      California Educational Facilities
        Authority Revenue Refunding Bonds,
        Santa Clara University (AMBAC
        Insured),
        5.25%, 9/1/17                            1,000            1,072
      California Health Facilities Finance
        Authority Revenue Bonds, Northern
        California Presbyterian,
        5.13%, 7/1/18                            2,000            1,921
      California Health Facilities Finance
        Authority Revenue Bonds, Series A,
        Cedars-Sinai Medical Center,
        6.13%, 12/1/19                           3,350            3,578
      California Infrastructure & Economic
        Development Bank Bonds, Series A,
        Scripps Research Institute,
        5.75%, 7/1/30                              250              264
      California State Department of Water
        Resources Center Valley Project
        Revenue Bonds, Series O, Water System,
        4.75%, 12/1/16                           1,000            1,002
      California State G.O. Bonds,
        7.00%, 8/1/07                            1,000            1,171
      California State G.O. Refunding Bonds
        (FGIC Insured),
        4.75%, 2/1/29                            1,000              937
      California State G.O. Refunding Bonds,
        4.38%, 10/1/17                           1,390            1,291
      California State Public Works Board
        Lease Revenue Bonds, Series A,
        Department of Corrections (AMBAC
        Insured),
        5.50%, 1/1/14                            1,300            1,380

SEE NOTES TO THE FINANCIAL STATEMENTS.

                         NORTHERN FUNDS ANNUAL REPORT  37  FIXED INCOME FUNDS

FIXED INCOME FUNDS
SCHEDULE OF INVESTMENTS
CALIFORNIA TAX-EXEMPT
FUND (CONTINUED)

                                             PRINCIPAL
                                               AMOUNT         VALUE
                                               (000S)         (000S)
------------------------------------------------------------------------
  MUNICIPAL BONDS-98.5%  -   CONTINUED
  CALIFORNIA - 92.0%  -   (CONTINUED)
      California State Public Works Board
        Lease Revenue Refunding Bonds, Series
        B, Various Community College Project
        (AMBAC Insured),
        5.63%, 3/1/16                           $1,000           $1,062
      California Statewide Community
        Development Authority Multifamily
        Housing Revenue Refunding Bonds,
        Series E, Archstone/Oakridge Project,
        5.30%, Mandatory Put 6/1/08              1,000            1,025
      California Statewide Community
        Development Authority Apartment
        Development Revenue Refunding Bonds,
        Series A-2, Irvine Apartments
        Community Project,
        4.90%, Mandatory Put 5/15/08             1,000            1,006
      California Statewide Community
        Development Authority Multifamily
        Housing Revenue Refunding Bonds,
        Archstone/Seascape Project,
        5.25%, Mandatory Put 6/1/08              2,000            2,030
      California Statewide Community
        Development Corp. COP, J. Paul Getty
        Trust,
        5.00%, 10/1/10                           1,000            1,046
      Corona Community Facilities District
        Refunding Bonds, Special Tax
        No. 90-1-A (MBIA Insured),
        4.70%, 9/1/20                            1,000              955
      Dry Creek Joint Elementary School
        District G.O. Bonds, Series A (FSA
        Insured),
        0.00%, 8/1/09                              400              281
      East Bay Regional Park District G.O.
        Refunding Bonds,
        5.00%, 9/1/17                            2,250            2,279
      Escondido Union High School District
        G.O. Bonds, Escrowed to Maturity
        (MBIA Insured),
        5.60%, 11/1/09                             150              165
      Fillmore Unified School District G.O.
        Bonds, Series A (FGIC Insured),
        0.00%, 7/1/10                              515              345
      Folsom School Facilities Project G.O.
        Bonds, Series D (FGIC Insured),
        5.70%, 8/1/13                              200              219
      Foothill/Eastern Transportation
        Corridor Agency Toll Road Senior Lien
        Revenue Bonds, Series A, Escrowed to
        Maturity,
        0.00%, 1/1/05                              375              326
      Imperial Irrigation District COP,
        Electric Systems Project (MBIA
        Insured),
        5.20%, 11/1/09                             200              217
      Imperial Irrigation District COP,
        Electric Systems Project,
        6.50%, 11/1/07                           1,600            1,845
      Lemoore Union High School District G.O.
        Bonds (AMBAC Insured),
        6.00%, 1/1/12                              200              231
      Livermore-Amador Valley Water
        Management Agency Sewer Revenue
        Bonds, Series A (AMBAC Insured),
        5.00%, 8/1/21                            2,695            2,691
      Los Angeles County Metropolitan
        Transportation Authority Sales Tax
        Revenue Bonds, Property A-First Tier
        (FSA Insured),
        4.75%, 7/1/16                            1,150            1,154
      Los Angeles County Metropolitan
        Transportation Authority Sales Tax
        Refunding Revenue Bonds, Series B,
        Property A-First Tier (FSA Insured),
        4.75%, 7/1/15                            1,750            1,759
      Los Angeles Department of Water & Power
        Electric Plant Revenue Crossover
        Refunding Bonds, Second Issue,
        4.25%, 11/15/14                          1,010              962

SEE NOTES TO THE FINANCIAL STATEMENTS.

FIXED INCOME FUNDS 38 NORTHERN FUNDS ANNUAL REPORT

                                                                MARCH 31, 2001

                                             PRINCIPAL
                                               AMOUNT         VALUE
                                               (000S)         (000S)
------------------------------------------------------------------------
  MUNICIPAL BONDS-98.5%  -   CONTINUED
  CALIFORNIA - 92.0%  -   (CONTINUED)
      Los Angeles Department of Water & Power
        Electric Plant Revenue Refunding
        Bonds,
        6.10%, 2/15/17                          $1,500           $1,621
        6.38%, 2/1/20                            2,000            2,074
      Los Angeles Department of Water & Power
        Waterworks Crossover Refunding
        Revenue Bonds,
        4.50%, 10/15/24                          5,000            4,479
      Los Angeles Department of Water & Power
        Waterworks Revenue Bonds, Series A,
        5.13%, 7/1/41                            2,500            2,438
      Los Angeles Harbor Department Revenue
        Bonds, Escrowed to Maturity,
        7.60%, 10/1/18                              40               51
      Los Angeles Unified School District
        G.O. Bonds, Series A (FGIC Insured),
        6.00%, 7/1/15                              450              525
      Los Angeles Water & Power Revenue
        Bonds, Series A-A-3, Power System
        Project,
        5.25%, 7/1/24                            2,500            2,502
        5.38%, 7/1/20                            2,000            2,027
      Los Angeles Water & Power Revenue
        Refunding Bonds, Series A-A-1, Power
        System Project (MBIA Insured),
        5.25%, 7/1/14                            6,500            6,907
      Metropolitan Water District Southern
        California G.O. Crossover Refunding
        Bonds, Series A-1,
        5.50%, 3/1/10                            1,000            1,045
      Metropolitan Water District Southern
        California Waterworks Revenue
        Refunding Bonds, Series A,
        5.38%, 7/1/13                            4,000            4,350
      Mid Peninsula Regional Open Space
        District G.O. Refunding Bonds,
        7.00%, 9/1/14                            2,500            2,776
      Modesto Irrigation District Refunding
        COP, Series B, Capital Improvements
        Projects,
        5.30%, 7/1/22                            1,920            1,920
      Monrovia Unified School District G.O.
        Bonds, Series A (MBIA Insured),
        0.00%, 8/1/10                              720              481
      Oakland G.O. Bonds, Measure I (FGIC
        Insured),
        5.60%, 12/15/14                            200              215
      Oakland Joint Powers Financing
        Authority Lease Revenue Bonds,
        Oakland Administration Buildings
        (AMBAC Insured),
        5.38%, 8/1/11                            2,080            2,231
      Paramount Unified School District G.O.
        Bonds, Series A (FSA Insured),
        0.00%, 9/1/20                            1,285              468
      Sacramento County COP Crossover
        Refunding Bonds, Public Facilities
        Project (AMBAC Insured),
        4.75%, 10/1/17                           1,250            1,240
      Sacramento County Sanitation District
        Financing Authority Revenue Bonds,
        Series A,
        5.60%, 12/1/16                             500              526
        6.00%, 12/1/20                           2,500            2,661
      Sacramento Municipal Utility District
        Electric Revenue Refunding Bonds,
        Series M,
        5.25%, 7/1/28                            1,500            1,493
      Salinas Sanitation Sewer Systems
        Revenue Bonds (FGIC Insured),
        5.00%, 8/1/20                            1,530            1,533
      San Diego County COP, Burnham Institute,
        6.25%, 9/1/29                              500              516
      San Diego Public Facilities Financing
        Authority Sewer Revenue Bonds, Series
        B (FGIC Insured),
        5.38%, 5/15/17                             450              469

SEE NOTES TO THE FINANCIAL STATEMENTS.


                         NORTHERN FUNDS ANNUAL REPORT  39  FIXED INCOME FUNDS

FIXED INCOME FUNDS
SCHEDULE OF INVESTMENTS
CALIFORNIA TAX-EXEMPT FUND (CONTINUED)

                                             PRINCIPAL
                                               AMOUNT         VALUE
                                               (000S)         (000S)
------------------------------------------------------------------------
  MUNICIPAL BONDS-98.5%  -   CONTINUED
  CALIFORNIA - 92.0%  -   (CONTINUED)
      San Francisco City & County Airport
        Commission International Airport
        Revenue Bonds, Second Series
        Issue 26B (FGIC Insured),
        5.00%, 5/1/20                           $3,680           $3,689
      San Francisco City & County Airport
        Commission International Airport
        Revenue Refunding Bonds, Second
        Series Issue 20 (MBIA Insured),
        4.75%, 5/1/15                            1,000            1,010
      San Francisco City & County G.O. Bonds,
        Series A, Educational Facilities
        Community College Project,
        5.75%, 6/15/20                           1,200            1,292
      San Francisco State Building Authority
        Lease Revenue Bonds, Series A,
        Department of General Services,
        5.00%, 10/1/13                           4,250            4,468
      San Joaquin Area Flood Control Agency
        Improvement Board Act 1915 Flood
        Protection and Restoration Special
        Assessment Bonds (FSA Insured),
        5.60%, 9/2/10                            2,460            2,543
      San Marino Unified School District G.O.
        Bonds, Series B,
        5.25%, 7/1/20                              750              790
      San Mateo County Transit District
        Revenue Bonds, Series A (MBIA
        Insured),
        4.50%, 6/1/17                            1,225            1,177
      Santa Margarita-Dana Point Authority
        Revenue Refunding Bonds, Series B,
        California Improvements
        Districts 3-3a-4 & 4a (MBIA Insured),
        7.25%, 8/1/09                            1,150            1,407
      Santa Rosa Wastewater Revenue Refunding
        Bonds, Series A (FGIC Insured),
        5.25%, 9/1/16                               35               38
      Santa Rosa Wastewater Revenue Refunding
        Bonds, Series A, Subregional Project
        (FGIC Insured),
        4.75%, 9/1/16                              200              200
      South San Francisco Capital Improvement
        Financing Authority Revenue Refunding
        Bonds, Series A, South San Francisco
        Redevelopment (ACA Insured),
        3.85%, 9/1/02                              485              485
        4.20%, 9/1/06                            1,085            1,077
      Southern California Public Power
        Authority Power Project Revenue
        Bonds, Series A, Mead Adelanto
        Project (AMBAC Insured),
        4.75%, 7/1/16                            1,000            1,000
      Turlock Irrigation District Revenue
        Refunding Bonds, Series A,
        6.00%, 1/1/20                            1,250            1,251
      University of California Revenue Bonds,
        Series K, Multi-Purpose,
        5.00%, 9/1/19                            3,195            3,209
      Walnut Valley Unified School District
        G.O. Refunding Bonds, Series A (MBIA
        Insured),
        7.20%, 2/1/16                            1,000            1,248
      Washington Township Healthcare District
        Revenue Bonds,
        4.25%, 7/1/05                              100              101
        5.00%, 7/1/09                              405              420
        5.00%, 7/1/11                              500              513
        5.00%, 7/1/12                            1,270            1,292
  -----------------------------------------------------------------------
                                                                117,801
  -----------------------------------------------------------------------
  PUERTO RICO - 5.2%
      Puerto Rico Commonwealth Highway &
        Transportation Authority Revenue
        Bonds, Series B (MBIA Insured),
        5.75%, 7/1/18                            1,600            1,753

SEE NOTES TO THE FINANCIAL STATEMENTS.


FIXED INCOME FUNDS 40 NORTHERN FUNDS ANNUAL REPORT

                                                                MARCH 31, 2001

                                             PRINCIPAL
                                               AMOUNT         VALUE
                                               (000S)         (000S)
------------------------------------------------------------------------
  MUNICIPAL BONDS-98.5%  -   CONTINUED
  PUERTO RICO - 5.2%  -   (CONTINUED)
      Puerto Rico Commonwealth Infrastructure
        Financing Authority Special
        Obligation Bonds, Series A, Escrowed
        to Maturity,
        5.50%, 10/1/40                          $2,000           $2,099
      Puerto Rico Commonwealth Infrastructure
        Financing Authority Special TRB,
        Series A (AMBAC Insured),
        5.00%, 7/1/21                            1,000            1,001
      Puerto Rico Electric Power Authority
        Revenue Bonds, Series HH (FSA
        Insured),
        5.30%, 7/1/20                            1,365            1,414
      Puerto Rico Public Buildings Authority
        Revenue Refunding Bonds, Series M,
        Educational & Health Facilities
        (Commonwealth Gtd.),
        5.20%, 7/1/02                              400              410
  -----------------------------------------------------------------------
                                                                  6,677
  -----------------------------------------------------------------------
  VIRGIN ISLANDS - 1.3%
      Virgin Islands PFA Revenue Bonds,
        Series A, Gross Receipts Taxes Lien
        Note,
        5.63%, 10/1/10                           1,500            1,582
-------------------------------------------------------------------------
  TOTAL MUNICIPAL BONDS
-------------------------------------------------------------------------
  (COST $120,532)                                               126,060


                                               NUMBER
                                             OF SHARES        VALUE
                                               (000S)         (000S)
------------------------------------------------------------------------
  OTHER-1.2%

      Federated California Municipal Cash        1,566           $1,566
        Trust
-------------------------------------------------------------------------
  TOTAL OTHER
  (COST $1,566)                                                   1,566

-------------------------------------------------------------------------
  TOTAL INVESTMENTS - 99.7%
-------------------------------------------------------------------------
  (COST $122,098)                                               127,626
      Other Assets less Liabilities - 0.3%                          435
-------------------------------------------------------------------------

  NET ASSETS-100%                                             $ 128,061

SEE NOTES TO THE FINANCIAL STATEMENTS.


                      NORTHERN FUNDS ANNUAL REPORT  41  FIXED INCOME FUNDS

FIXED INCOME FUNDS
MARCH 31, 2001

SCHEDULE OF INVESTMENTS
FIXED INCOME FUND

                                             PRINCIPAL
                                              AMOUNT          VALUE
                                              (000S)          (000S)
------------------------------------------------------------------------
  ASSET-BACKED SECURITIES-16.0%
      ABN AMRO Mortgage Corp., Series
        1999-6, Class A7,
         7.00%, 9/25/29                         $9,405           $9,596
      American Express Credit Account Master
        Trust, Series 2000-1, Class A,
         7.20%, 9/17/07                          1,040            1,105
      Associates Automobile Receivables
        Trust, Series 2000-1, Class A3,
         7.30%, 1/15/04                          5,500            5,669
      California Infrastructure PG&E,
        Series 1997-1, Class A5,
         6.25%, 6/2/02                           5,815            5,876
      California Infrastructure SCE-1,
        Series 1997-1, Class A4,
         6.22%, 3/25/04                          8,610            8,677
      Chevy Chase Auto Receivables Trust,
        Series 1997-2, Class A,
         6.35%, 1/15/04                          1,528            1,534
      Citibank Credit Card Issuance Trust,
        Series 2000-A1,
         6.90%, 10/17/07                         1,830            1,932
      CS First Boston Mortgage Securities
        Corp., Series 1998-C2, Class A1,
         5.96%, 12/15/07                         6,531            6,600
      Delta Funding Mortgage Corp., I.O.,
        Series 1991-1, Class A-4,
         3.30%, 1/1/06                               -               13
      DLJ Mortgage Acceptance Corp., I.O.,
        Series 1994-Q8, Class 2A1,
         7.25%, 5/25/24                              -               64
      First Union-Lehman Brothers-Bank of
        America, Series 1998-C2, Class A2,
         6.56%, 11/18/08                         8,830            9,055
      GE Capital Mortgage Services, Inc.,
        Series 1999-2, Class A1,
         6.50%, 4/25/29                          4,716            4,724
         7.38%, 1/19/10                          2,915            3,203
      GMAC Commercial Mortgage Securities,
        Inc., Series 1999-C3, Class A1B,
         7.27%, 7/15/32                          6,660            7,052
      Green Tree Financial Corp., Series
        1994-B, Class A,
         7.85%, 7/15/04                            130              130
      Heller Financial Commercial Mortgage
        Association, Series 2000-PH1, Class
        A2,
         7.75%, 11/15/09                         6,190            6,709
      IMC Excess Cashflow Securities Trust,
        Series 1997-A, Class A,
         0.00%, 11/26/28                         2,674              214
      LB Commercial Conduit Mortgage Trust,
        Series 1999-C1, Class A2,
         6.78%, 4/15/09                          4,935            5,106
      LB-UBS Commercial Mortgage Trust,
        Series 2000-C3, Class A2,
         7.95%, 1/15/10                          5,500            6,039
      MBNA Master Credit Card Trust, Series
        2000-I, Class A,
         6.90%, 1/15/08                            650              681
      Morgan Stanley Capital I, Series
        1998-WF1, Class A2,
         6.55%, 12/15/07                         1,100            1,129
      Morgan Stanley Capital I, Series
        1999-LIFE, Class A2,
         7.11%, 7/15/09                          6,680            7,027
      Mortgage Capital Funding, Inc.,
        Series 1998-MC1, Class A2,
         6.66%, 1/18/08                          4,405            4,531
      Nationslink Funding Corp., Series
        1999-1, Class A2,
         6.32%, 11/20/08                         2,765            2,793
      Pegasus Aviation Lease Securitization
        Trust, Series 1999-1A, Class A1,
         6.30%, 3/25/29                          3,693            3,698
      PNC Mortgage Acceptance Corp., Series
        1999-CM1, Class A1B,
         7.33%, 10/10/09                         2,670            2,837
      PNC Mortgage Securities Corp., (1)
         7.06%, 4/28/27                          1,063              940
      Yosemite Securities Trust I, (1)
         8.25%, 11/15/04                        10,000           10,561
-------------------------------------------------------------------------
  TOTAL ASSET-BACKED SECURITIES
-------------------------------------------------------------------------
  (COST $116,014)                                               117,495

SEE NOTES TO THE FINANCIAL STATEMENTS.


FIXED INCOME FUNDS  42  NORTHERN FUNDS ANNUAL REPORT

                                                                MARCH 31, 2001

                                            PRINCIPAL
                                              AMOUNT          VALUE
                                              (000S)          (000S)
------------------------------------------------------------------------
  CORPORATE/GOVERNMENT BONDS AND NOTES-43.5%


  AEROSPACE/DEFENSE - 0.6%
      Lockheed Martin,
         7.65%, 5/1/16                          $2,300           $2,464
      United Technology Corp.,
         6.35%, 3/1/11                           2,085            2,116
  -----------------------------------------------------------------------
                                                                  4,580
  -----------------------------------------------------------------------
  CHEMICALS - 0.5%
      Dow Chemical,
         6.13%, 2/1/11                           2,415            2,392
      Hercules, Inc., (1)
        11.13%, 11/15/07                         1,000            1,010
  -----------------------------------------------------------------------
                                                                  3,402
  -----------------------------------------------------------------------
  COMMERCIAL SERVICES - 0.2%
      Avis Rent A Car, Inc., Senior
        Subordinated Notes,
         11.00%, 5/1/09                          1,000            1,110
  -----------------------------------------------------------------------
  COSMETICS/PERSONAL CARE - 0.1%
      French Fragrance, Inc., Secured Notes,
         11.75%, 2/1/11                          1,000            1,050
  -----------------------------------------------------------------------
  DIVERSIFIED FINANCIAL SERVICES - 7.9%
      American Express,
         6.88%, 11/1/05                          1,600            1,687
      Boeing Capital Corp.,
         7.38%, 9/27/10                          3,045            3,337
      Capital One Bank, Senior Notes,
         6.62%, 8/4/03                           2,335            2,310
      CIT Group, Inc.,
         7.38%, 3/15/03                          8,610            8,909
      Citigroup, Inc., Senior Notes,
         6.75%, 12/1/05                          4,915            5,119
      Comdisco, Inc.,
         9.50%, 8/15/03                          3,060            2,509
      FleetBoston Financial Corp.,
         7.25%, 9/15/05                          1,685            1,783
      Ford Motor Credit Co.,
         7.38%, 2/1/11                           3,140            3,253
      General Motors Acceptance Corp.,
         7.25%, 3/2/11                           5,345            5,469
         7.50%, 7/15/05                          5,045            5,311
      Green Tree Financial Corp.,
        Series 1996-9, Class A,
         7.69%, 1/15/28                          2,699            2,780
      Green Tree Financial Corp., Series
        1997-6, Class B1,
         7.17%, 1/15/29                          2,700            2,241
      Household Finance Corp.,
         5.88%, 2/1/09                           3,645            3,502
      National Rural Utilities,
         6.55%, 11/1/18                          1,170            1,083
      Transamerica Finance Corp.,
         7.25%, 8/15/02                          8,555            8,744
  -----------------------------------------------------------------------
                                                                 58,037
  -----------------------------------------------------------------------
  ELECTRIC - 1.0%
      AES Corp., Senior Notes,
         10.25%, 7/15/06                         1,000            1,037
      Florida Power & Light
         6.88%, 12/1/05                            910              953
      Progress Energy, Inc., Senior Notes,
         7.10%, 3/1/11                           1,850            1,905
      PSEG Energy Holdings, Senior Notes,
         10.00%, 10/1/09                         1,000            1,069
      TXU Eastern Funding Co.,
         6.45%, 5/15/05                          1,435            1,432
      Wisconsin Energy Corp., Senior Notes,
         6.50%, 4/1/11                             995              989
  -----------------------------------------------------------------------
                                                                  7,385
  -----------------------------------------------------------------------
  ELECTRONICS - 0.1%
      Flextronics International Ltd., Senior
        Subordinated Notes,
         9.88%, 7/1/10                           1,000              965
  -----------------------------------------------------------------------
  ENTERTAINMENT - 0.3%
      Choctaw Resort, Senior Notes, (1)
         9.25%, 4/1/09                             250              254
      Hollywood Casino,
         13.00%, 8/1/06                            500              535
      Venetian Casino,
         12.25%, 11/15/04                        1,000            1,033
  -----------------------------------------------------------------------
                                                                  1,822
  -----------------------------------------------------------------------

SEE NOTES TO FINANCIAL STATMENTS

                    NORTHERN FUNDS ANNUAL REPORT  43  FIXED INCOME FUNDS

FIXED INCOME FUNDS
SCHEDULE OF INVESTMENTS
FIXED INCOME FUND (CONTINUED)

                                            PRINCIPAL
                                              AMOUNT          VALUE
                                              (000S)          (000S)
------------------------------------------------------------------------
  CORPORATE/GOVERNMENT BONDS AND NOTES-43.5%  -   CONTINUED
  ENVIRONMENTAL CONTROL - 0.5%
      WMX Technologies,
         7.10%, 8/1/26                          $3,350           $3,396
  -----------------------------------------------------------------------
  FANNIE  MAE - 5.6%
      FNMA,
         5.75%, 4/15/03                         28,350           28,957
   6.63%, 11/15/30                              11,565           12,112
  -----------------------------------------------------------------------
                                                                 41,069
  -----------------------------------------------------------------------
  FINANCIAL - 5.2%
      Asian Development Bank,
         6.38%, 10/1/28                         15,710           16,362
      Bank of America Corp., Senior Notes,
         5.88%, 2/15/09                          3,885            3,729
      Bank One Corp.,
         6.40%, 8/1/02                           2,650            2,694
      BSCH Issuances Ltd.,
         7.63%, 9/14/10                          4,090            4,286
      MBNA America Bank National
        Association, Senior Notes,
         7.75%, 9/15/05                          1,210            1,246
      Morgan (J.P.) Chase,
         6.75%, 2/1/11                           1,130            1,153
      Royal Bank of Scottland PLC,
        Subordinated Notes,
         6.40%, 4/1/09                           1,980            1,982
      Salomon Smith Barney Holdings Co.,
         6.50%, 2/15/08                          1,095            1,101
      Sovereign Bancorp, Senior Notes,
         10.25%, 5/15/04                         1,000            1,035
      Wells Fargo & Co., Senior Notes,
         7.25%, 8/24/05                          1,755            1,865
      Wells Fargo & Co., Subordinated Notes,
         6.45%, 2/1/11                           2,300            2,324
  -----------------------------------------------------------------------
                                                                 37,777
  -----------------------------------------------------------------------
  FOOD - 1.1%
      Dominos, Inc., Series B,
         10.38%, 1/15/09                           500              505
      Kellogg Co., (1)
         7.45%, 4/1/31                           2,390            2,386
      Luigino's, Inc., Senior Subordinated
        Notes, (1)
         10.00%, 2/1/06                            500              420
      Pepsi Bottling Group, Inc., Senior
        Notes, Series B,
         7.00%, 3/1/29                           1,955            1,988
      Safeway, Inc.,
         6.50%, 3/1/11                           1,820            1,812
      Sbarro, Inc.,
        11.00%, 9/15/09                          1,000            1,045
  -----------------------------------------------------------------------
                                                                  8,156
  -----------------------------------------------------------------------
  FOREST PRODUCTS & PAPER - 0.1%
      Caraustar Industries, Inc., Senior
        Subordinated Notes, (1)
         9.88%, 4/1/11                             500              482
      Stone Container, Senior Notes, (1)
         9.75%, 2/1/11                             500              510
  -----------------------------------------------------------------------
                                                                    992
  -----------------------------------------------------------------------
  FREDDIE MAC - 1.7%
      FHLMC,
         5.88%, 3/21/11                         12,380           12,246
  -----------------------------------------------------------------------
  HEALTH CARE - 0.2%
      Dynacare, Inc., Senior Notes,
         10.75%, 1/15/06                         1,000            1,001
      IASIS Healthcare Corp., (1)
         13.00%, 10/15/09                          500              535
  -----------------------------------------------------------------------
                                                                  1,536
  -----------------------------------------------------------------------
  HOME FURNISHINGS - 0.1%
      Windmere-Durable Holdings, Inc.,
        Senior Subordinated Notes,
         10.00%, 7/31/08                           500              455
  -----------------------------------------------------------------------
  INSURANCE - 1.0%
      Anthem Insurance, Senior Notes, (1)
         9.00%, 4/1/27                           2,900            2,732
      Hartford Life, Senior Notes,
         7.38%, 3/1/31                           2,330            2,370
      Lumberman's Mutual Casualty Co.,(1)
         9.15%, 7/1/26                           1,565            1,359
      Willis Corroon Corp.,
         9.00%, 2/1/09                           1,000              985
  -----------------------------------------------------------------------
                                                                  7,446
  -----------------------------------------------------------------------

SEE NOTES TO THE FINANCIAL STATEMENTS.


FIXED INCOME FUNDS 44  NORTHERN FUNDS ANNUAL REPORT

                                                                MARCH 31, 2001

                                            PRINCIPAL
                                              AMOUNT          VALUE
                                              (000S)          (000S)
------------------------------------------------------------------------
  CORPORATE/GOVERNMENT BONDS AND NOTES-43.5%  -   CONTINUED
  LEISURE TIME - 0.2%
      Bally Total Fitness Holdings, Senior
        Subordinated Notes, Series D,
         9.88%, 10/15/07                        $1,000             $982
      Premier Parks, Senior Notes,
         9.75%, 6/15/07                            500              514
  -----------------------------------------------------------------------
                                                                  1,496
  -----------------------------------------------------------------------
  LODGING - 0.3%
      Hammons (John Q.) Hotels,
         8.88%, 2/15/04                          1,000              960
      Hilton Hotels Corp.,
         8.25%, 2/15/11                          1,495            1,525
  -----------------------------------------------------------------------
                                                                  2,485
  -----------------------------------------------------------------------
  MACHINERY - CONSTRUCTION & MINING - 0.1%
      Terex Corp., Senior Subordinated
        Notes, (1)
         10.38%, 4/1/11                          1,000            1,010
  -----------------------------------------------------------------------
  MACHINERY - DIVERSIFIED - 0.2%
      Ingersoll-Rand,
         5.75%, 2/14/03                          1,615            1,626
  -----------------------------------------------------------------------
  MEDIA - 1.2%
      American Media Operation, Inc., Senior
        Subordinated Notes,
         10.25%, 5/1/09                            500              510
      Time Warner, Inc.,
         8.11%, 8/15/06                          1,510            1,648
         9.15%, 2/1/23                           1,865            2,188
      Viacom, Inc., Senior Notes,
         7.75%, 6/1/05                           2,595            2,777
      Westinghouse,
         7.88%, 9/1/23                           1,190            1,260
      WRC Media, Inc., (1)
        12.75%, 11/15/09                           500              429
  -----------------------------------------------------------------------
                                                                  8,812
  -----------------------------------------------------------------------
  METAL FABRICATE/HARDWARE - 0.3% Alcan, Inc.,
         7.25%, 3/15/31                          2,430            2,400
  -----------------------------------------------------------------------
  MISCELLANEOUS MANUFACTURING - 0.6%
      GenTek, Inc., Senior Subordinated
        Notes,
         11.00%, 8/1/09                            500              498
      Selmer Co., Inc., Senior Subordinated
        Notes,
         11.00%, 5/15/05                           500              505
      Unilever Capital Corp.,
         7.13%, 11/1/10                          3,385            3,592
  -----------------------------------------------------------------------
                                                                  4,595
  -----------------------------------------------------------------------
  OIL & GAS - 0.9%
      Baytex Energy Ltd., Senior
        Subordinated Notes, (1)
         10.50%, 2/15/11                         1,000              985
      Key Energy Services, Inc., Senior
        Subordinated Notes,
         14.00%, 1/15/09                           500              585
      Praxair, Inc.,
         6.50%, 3/1/08                             735              738
      Repsol International Finance BV,
         7.45%, 7/15/05                          4,075            4,315
  -----------------------------------------------------------------------
                                                                  6,623
  -----------------------------------------------------------------------
  OIL & GAS PRODUCERS - 0.8%
      Atlantic Richfield,
         5.90%, 4/15/09                            815              813
      Plains Resources, Inc., Senior
        Subordinated Notes,
         10.25%, 3/15/06                           500              505
      Transocean Offshore, (1)
         7.50%, 4/15/31                          1,910            1,919
      Union Pacific Residential,
         7.05%, 5/15/18                          2,445            2,477
  -----------------------------------------------------------------------
                                                                  5,714
  -----------------------------------------------------------------------
  OIL & GAS SERVICES - 0.3%
      Baker Hughes, Inc., Senior Notes,
         6.88%, 1/15/29                          1,720            1,697
      Key Energy Services, Inc., Senior
        Notes, (1)
         8.38%, 3/1/08                             500              515
  -----------------------------------------------------------------------
                                                                  2,212
  -----------------------------------------------------------------------
  PACKAGING & CONTAINERS - 0.1%
      Consolidated Container Co. LLC, Senior
        Subordinated Notes,
         10.13%, 7/15/09                           500              490
  -----------------------------------------------------------------------

SEE NOTES TO THE FINANCIAL STATEMENTS.


                    NORTHERN FUNDS ANNUAL REPORT  45  FIXED INCOME FUNDS

FIXED INCOME FUNDS
SCHEDULE OF INVESTMENTS
FIXED INCOME FUND (CONTINUED)

                                            PRINCIPAL
                                              AMOUNT          VALUE
                                              (000S)          (000S)
------------------------------------------------------------------------
  CORPORATE/GOVERNMENT BONDS AND NOTES-43.5%  -   CONTINUED

  PHARMACEUTICALS - 0.1%
      Advance PCS, Senior Notes, (1)
         8.50%, 4/1/08                            $500             $507
  -----------------------------------------------------------------------
  PIPELINES - 0.8%
      Duke Energy Field Services,
         7.88%, 8/16/10                          1,765            1,893
      Dynegy Holdings, Inc., Senior Notes,
         6.88%, 4/1/11                             810              801
      El Paso Energy,
         6.95%, 12/15/07                         1,820            1,861
      Kinder Morgan Energy,
         6.75%, 3/15/11                          1,380            1,385
  -----------------------------------------------------------------------
                                                                  5,940
  -----------------------------------------------------------------------
  REAL ESTATE - 0.1%
      ERP Operating LP,
         6.95%, 3/2/11                             580              582
  -----------------------------------------------------------------------
  REMEDIATION SERVICES - 0.2%
      Allied Waste N.A., Inc., Senior
        Subordinated Notes,
         10.00%, 8/1/09                          1,500            1,530
  -----------------------------------------------------------------------
  RETAIL - 0.4%
      Federated Department Stores, Senior
        Notes,
         6.63%, 4/1/11                           1,150            1,124
      K Mart Corp.,
         9.38%, 2/1/06                           1,500            1,512
      Kohls Corp., (1)
         6.30%, 3/1/11                             635              633
  -----------------------------------------------------------------------
                                                                  3,269
  -----------------------------------------------------------------------
  SAVINGS & LOANS - 0.1%
      Peoples Bank Bridgeport, Subordinated
        Notes,
         9.88%, 11/15/10                         1,000            1,047
  -----------------------------------------------------------------------
  SEMICONDUCTORS - 0.2%
      Amkor Technology, Inc., Senior Notes,
        (1)
         9.25%, 2/15/08                            500              475
      Fairchild Semiconductor Corp., Senior
        Subordinated Notes,
        10.13%, 3/15/07                          1,000              940
  -----------------------------------------------------------------------
                                                                  1,415
  -----------------------------------------------------------------------
  SOVEREIGN - 0.2%
      Quebec Province, Senior Unsubordinated
        Bonds,
         5.75%, 2/15/09                          1,205            1,189
  -----------------------------------------------------------------------
  SPECIAL PURPOSE - 1.2%
      Air 2 US, (1)
         8.03%, 10/1/19                          4,897            5,220
      Bunge Trade Ltd., (1)
         9.25%, 5/1/02                           2,310            2,316
      Duke Capital, Senior Notes,
         7.25%, 10/1/04                          1,040            1,086
  -----------------------------------------------------------------------
                                                                   8,622
  -----------------------------------------------------------------------
  TELECOMMUNICATIONS - 0.3%
      Leap Wireless, Senior Notes,
         12.50%, 4/15/10                           500              310
      Madison River Finance, Senior Notes,
         13.25%, 3/1/10                            500              360
      McLeodusa, Inc., Senior Notes,
         11.50%, 5/1/09                          1,000              975
      Worldwide Fiber, Inc., Senior Notes,
         12.50%, 12/15/05                          955              382
  -----------------------------------------------------------------------
                                                                  2,027
  -----------------------------------------------------------------------
  TELECOMMUNICATIONS SERVICES - 1.7%
      Alamosa Delaware, Inc., Senior Notes,
        (1)
         12.05%, 2/1/11                          1,000              992
      AT&T Wireless Services, Senior Notes,
         8.75%, 3/1/31                           4,985            4,973
      Callahan Nordrhein-Westfalen, Senior
        Notes, (1)
         14.00%, 7/15/10                         1,250            1,250
      Charter Communications Holdings LLC,
        Senior Notes,
         10.75%, 10/1/09                           750              799
      Hyperion Telecommunications, Senior
        Notes, Series B,
         12.25%, 9/1/04                            500              460
      Insight Midwest, Senior Notes, (1)
         10.50%, 11/1/10                         1,000            1,070
      PTC International Finance,
         11.25%, 12/1/09                           500              515

SEE NOTES TO THE FINANCIAL STATEMENTS.


FIXED INCOME FUNDS 46 NORTHERN FUNDS ANNUAL REPORT

                                                                MARCH 31, 2001

                                              PRINCIPAL
                                               AMOUNT           VALUE
                                               (000S)           (000S)
------------------------------------------------------------------------
  CORPORATE/GOVERNMENT BONDS AND NOTES-43.5%  -   CONTINUED
  TELECOMMUNICATIONS SERVICES - 1.7%  -   (CONTINUED)
      Telewest Communications PLC, Senior
        Notes, (1)
         11.00%, 10/1/07                        $1,500           $1,470
      Tritel PCS, Inc., Senior Subordinated
        Notes, (1)
         10.38%, 1/15/11                           500              479
      Voicestream Wireless Holdings Corp.,
        Senior Notes,
         10.38%, 11/15/09                          500              547
  -----------------------------------------------------------------------
                                                                 12,555
  -----------------------------------------------------------------------
  TELEPHONE - 4.4%
      British Telecommunications PLC,
         8.13%, 12/15/10                         1,965            2,037
         8.63%, 12/15/30                         3,435            3,510
      Cox Communications, Inc.,
         6.75%, 3/15/11                          1,385            1,376
         7.75%, 11/1/10                          1,935            2,061
      France Telecommunications, (1)
         7.75%, 3/1/11                           3,480            3,494
      Royal KPN NV,
         7.50%, 10/1/05                          2,345            2,304
         8.00%, 10/1/10                          2,215            2,118
      SBC Communications, Inc.,
         6.25%, 3/15/11                          3,460            3,434
      Sprint Capital Corp.,
         7.13%, 1/30/06                          1,975            1,991
         7.63%, 6/10/02                          3,765            3,829
      Telefonica Europe BV,
         7.75%, 9/15/10                          2,040            2,128
      Worldcom, Inc., Senior Notes,
         6.40%, 8/15/05                          3,710            3,635
  -----------------------------------------------------------------------
                                                                 31,917
  -----------------------------------------------------------------------
  TRANSPORTATION - 1.4%
      Burlington Northern Santa Fe Corp.,
         6.53%, 7/15/37                          5,950            6,060
      FedEx Corp., (1)
         6.63%, 2/12/04                            760              774
      Union Pacific Corp.,
         6.63%, 2/1/08                           3,595            3,633
  -----------------------------------------------------------------------
                                                                 10,467
  -----------------------------------------------------------------------
  WATER - 1.2%
      Dominion Resources, Inc.,
         7.82%, 9/15/04                          2,480            2,628
      PP&L Transition Bond Co. LLC,
        Series 1999-1, Class A5,
         6.83%, 3/25/07                          5,735            5,986
  -----------------------------------------------------------------------
                                                                  8,614
  -----------------------------------------------------------------------

  TOTAL CORPORATE BONDS
  -----------------------------------------------------------------------
  (COST $316,994)                                               318,568


  U.S. GOVERNMENT AGENCIES-28.4%
  FANNIE  MAE - 5.0%
      Pool #535883,
         6.00%, 9/1/29                          37,866           36,872
  -----------------------------------------------------------------------
  FNMA COLLATERAL - 1.4%
      FNMA REMIC Trust, Series 2000-46,
        Class B,
         7.50%, 7/25/27                         10,220           10,415
  -----------------------------------------------------------------------
  MORTGAGE BACKED SECURITIES - 22.0%
      FHLMC - Gold, Pool #C00835,
         6.50%, 7/1/29                           4,115            4,105
      FNMA, Pool #15568,
         7.00%, 4/1/14                          13,875           14,183
      FNMA, Pool #535318,
         7.00%, 12/1/29                         15,418           15,610
      FNMA, Pool #535627,
         7.00%, 11/1/30                         17,053           17,266
      FNMA, Pool #535750,
         6.00%, 12/31/40                        20,496           20,484
      FNMA, Pool #535831,
         6.50%, 6/15/15                         56,575           56,345
      GNMA, Pool #781024,
         7.50%, 2/15/29                          9,582            9,841
      GNMA, Pool #781073,
         7.50%, 7/15/29                         12,503           12,832


SEE NOTES TO THE FINANCIAL STATEMENTS.


                    NORTHERN FUNDS ANNUAL REPORT  47  FIXED INCOME FUNDS

FIXED INCOME FUNDS
SCHEDULE OF INVESTMENTS                                         MARCH 31, 2001
FIXED INCOME FUND (CONTINUED)

                                            PRINCIPAL
                                              AMOUNT          VALUE
                                              (000S)          (000S)
------------------------------------------------------------------------
  U.S. GOVERNMENT AGENCIES-28.4%  -   CONTINUED
  MORTGAGE BACKED SECURITIES - 22.0%  -   (CONTINUED)
      GNMA, Pool #781190,
    7.50%, 6/15/30                              $10,144          $10,398
  -----------------------------------------------------------------------
                                                                 161,064
  -----------------------------------------------------------------------
  TOTAL U.S. GOVERNMENT AGENCIES
  -----------------------------------------------------------------------
  (COST $206,334)                                               208,351


  U.S. GOVERNMENT OBLIGATIONS - 7.2%
  U.S. TREASURY NOTES
         6.13%, 11/15/27                         5,638            6,016
         6.38%, 8/15/27                          6,825            7,516
         8.88%, 2/15/19                         28,465           39,055
  -----------------------------------------------------------------------
                                                                 52,587
  -----------------------------------------------------------------------
  TOTAL U.S. GOVERNMENT OBLIGATIONS
  -----------------------------------------------------------------------
  (COST $49,781)                                                 52,587


                                             NUMBER
                                            OF SHARES         VALUE
                                              (000S)          (000S)
------------------------------------------------------------------------
  WARRANTS - 0.0%
  Leap Wireless, Exp. 4/15/10 * (1)                  1               15
-------------------------------------------------------------------------
  TOTAL WARRANTS
  (COST $5)                                                          15


                                             PRINCIPAL
                                              AMOUNT          VALUE
                                              (000S)          (000S)
------------------------------------------------------------------------
  SHORT-TERM INVESTMENTS-6.2%
      CDC Ixis, Paris, France, Eurodollar
        Time Deposit
        5.44%, 4/2/01                          $45,278           45,278
-------------------------------------------------------------------------
  TOTAL SHORT-TERM INVESTMENTS
-------------------------------------------------------------------------
  (COST $45,278)                                                 45,278

-------------------------------------------------------------------------
  TOTAL INVESTMENTS - 101.3%
-------------------------------------------------------------------------
  (COST $734,406)                                               742,294
  Liabilities less Other Assets - (1.3)%                         (9,650)
-------------------------------------------------------------------------

        NET ASSETS-100%                                       $ 732,644

(1) SECURITIES EXEMPT FROM REGISTRATION UNDER RULE 144A OF THE SECURITIES ACT OF 1933. THESE SECURITIES MAY BE RESOLD IN TRANSACTIONS EXEMPT FROM REGISTRATION, NORMALLY TO QUALIFIED INSTITUTIONAL BUYERS. AT MARCH 31, 2001, THE VALUE OF THESE SECURITIES AMOUNTED TO APPROXIMATELY $44,742,000 OR 6.1% OF NET ASSETS.

     *NON-INCOME PRODUCING SECURITY.


SEE NOTES TO THE FINANCIAL STATEMENTS


FIXED INCOME FUNDS 48 NORTHERN FUNDS ANNUAL REPORT

                                                            FIXED INCOME FUNDS
SCHEDULE OF INVESTMENTS                                         MARCH 31, 2001
FLORIDA INTERMEDIATE TAX-
EXEMPT FUND

                                                 PRINCIPAL
                                                   AMOUNT        VALUE
                                                   (000S)        (000S)
  -----------------------------------------------------------------------
  MUNICIPAL BONDS-94.5%

  FLORIDA - 81.8%
      Cape Coral Water & Sewer Revenue
        Refunding Bonds (FSA Insured),
        5.63%, 10/1/13                             $535          $  595
      Capital Projects Finance Authority
        Student Housing Revenue Bonds, Series
        F-1, Capital Projects Loan Program
        (MBIA Insured),
        4.50%, 10/1/05                            2,030           2,100
        4.50%, 10/1/06                            1,100           1,139
      Crossings at Fleming Island Community
        Development District Special
        Assessment Revenue Refunding Bonds,
        Series C,
        7.05%, 5/1/15                               500             527
      Duval County School District G.O.
        Refunding Bonds (AMBAC Insured),
        6.13%, 8/1/04                               150             158
      Florida State Board of Education Capital
        Outlay G.O. Bonds, Series B, Public
        Education, Prerefunded,
        5.30%, 6/1/02                               100             103
      Florida State Board of Education Capital
        Outlay G.O. Refunding Bonds, Series A,
        5.00%, 6/1/13                               640             665
      Florida State Board of Education Capital
        Outlay G.O. Refunding Bonds, Series A,
        Public Education (FGIC Insured),
        5.00%, 6/1/15                             1,100           1,123
      Florida State Board of Education Capital
        Outlay G.O. Refunding Bonds, Series A,
        Public Education,
        5.00%, 6/1/10                             1,750           1,854
      Florida State Board of Education Lottery
        Revenue Bonds, Series A (FGIC Insured),
        5.38%, 7/1/14                             1,000           1,067
      Florida State Board of Education Lottery
        Revenue Bonds, Series B (FGIC Insured),
        5.50%, 7/1/11                             1,000           1,103
      Florida State Board of Education Public
        Education G.O. Bonds, Series C,
        Escrowed to Maturity,
        6.00%, 5/1/03                             1,000           1,007
      Florida State Department of
        Transportation G.O. Bonds, Series A,
        Right of Way,
        5.00%, 7/1/16                               550             557
      Florida State Municipal Power Agency
        Revenue Refunding Bonds (AMBAC
        Insured), Prerefunded,
        6.25%, 10/1/01                              200             207
      Florida State Municipal Power Agency
        Revenue Refunding Bonds, St. Lucie
        Project (FGIC Insured),
        5.40%, 10/1/05                              350             365
      Florida State Sunshine Skyway Revenue
        Refunding Bonds,
        6.40%, 7/1/04                               250             254
      Florida State Turnpike Authority Revenue
        Bonds, Series B, Department of
        Transportation,
        5.50%, 7/1/05                             1,000           1,073
      Gainesville City Utilities System
        Revenue Bonds, Escrowed to Maturity,
        6.20%, 10/1/02                              690             707
      Gulf Breeze Revenue Bonds, Series B,
        Local Government Loan (FGIC Insured),
        5.15%, Mandatory Put 12/1/10              3,275           3,477
      Heritage Palms Community Development
        District Capital Improvement Revenue
        Bonds,
        6.25%, 11/1/04                            1,000           1,010
      Hillsborough County IDA IDR Bonds,
        Series A, Health Facilities Project,
        University Community Hospital,
        4.50%, 8/15/03                            1,365           1,341
      Jacksonville City Health Facilities
        Authority Hospital Revenue Bonds,
        Series A, Charity Obligation Group
        (MBIA Insured),
        5.00%, 8/15/11                              500             522
      Jacksonville Electric Authority Revenue
        Bonds, Series 3C,
        5.63%, 10/1/35                              500             506
      Kissimmee City Utility Authority
        Electric System Revenue Refunding &
        Improvement Bonds (FGIC Insured),
        Prerefunded,
        6.50%, 10/1/01                              100             104

SEE NOTES TO THE FINANCIAL STATEMENTS.

                            NORTHERN FUNDS ANNUAL REPORT 49 FIXED INCOME FUNDS

FIXED INCOME FUNDS
SCHEDULE OF INVESTMENTS
FLORIDA INTERMEDIATE TAX-
EXEMPT FUND (CONTINUED)

                                                 PRINCIPAL
                                                   AMOUNT        VALUE
                                                   (000S)        (000S)
  -----------------------------------------------------------------------
  MUNICIPAL BONDS-94.5% -- CONTINUED

  FLORIDA - 81.8% -- (CONTINUED)
      Lakeland Electric & Water Capital
        Appreciation Revenue Bonds (AMBAC
        Insured), Escrowed to Maturity,
        0.00%, 10/1/09                           $1,010         $   705
      Marion County Hospital District Revenue
        Refunding & Improvement Bonds, Health
        Systems, Munroe Regional Medical
        Center,
        4.63%, 10/1/03                            1,200           1,216
      Miami-Dade County G.O. Refunding Bonds
        (FGIC Insured),
        12.00%, 10/1/02                           1,000           1,125
      Miami-Dade County G.O. Refunding Bonds
        (MBIA Insured),
        6.50%, 10/1/10                              400             472
      Miami-Dade County Public Service TRB,
        UMSA Public Improvements (FSA Insured),
        5.13%, 10/1/14                            1,065           1,111
      Orange County HFA Multifamily Revenue
        Bonds, Series G (AMT), Loma Vista
        Project,
        5.20%, 9/1/14                               760             739
      Orlando City Utilities Commission Water
        & Electric Revenue Refunding Bonds,
        5.75%, 10/1/05                              100             109
      Palm Beach County G.O. Refunding Bonds,
        Series B,
        6.50%, 7/1/10                               250             294
      Palm Beach County School Board COP
        Bonds, Series A (FGIC Insured),
        6.00%, 8/1/17                             1,000           1,104
      Polk County Transportation Capital
        Improvement Revenue Bonds (FSA
        Insured),
        5.63%, 12/1/16                              500             539
      Reedy Creek Improvement District Special
        Tax Obligation Bonds, Series A,
        Prerefunded,
        6.00%, 6/1/01                                50              51
      Reedy Creek Improvement District Special
        Tax Obligation Bonds, Series A,
        Unrefunded Balance,
        6.00%, 6/1/02                               200             203
      Reedy Creek Improvement District
        Utilities Revenue Bonds, Series 1
        (AMBAC Insured),
        5.50%, 10/1/05                            1,000           1,077
      Sunrise City Utility Systems Capital
        Appreciation Revenue Bonds, Series A
        (AMBAC Insured),
        0.00%, 10/1/01                              200             197
      Tampa Bay Water Utility System Capital
        Appreciation Revenue Bonds (FGIC
        Insured),
        0.00%, 10/1/06                            1,000             804
      Tampa Hospital Capital Improvement
        Revenue Bonds, Series A,
        H. Lee Moffitt,
        4.75%, 7/1/11                             1,035           1,017
      Vista Lakes Community Development
        District Capital Improvement Revenue
        Bonds, Series B,
        6.35%, 5/1/05                               500             505
      West Orange Healthcare District Revenue
        Bonds, Series A, 5.25%, 2/1/03            1,000           1,016
  -----------------------------------------------------------------------
                                                                 33,848
  -----------------------------------------------------------------------
  MASSACHUSETTS - 2.3%
      Massachusetts State Health & Educational
        Facilities Authority Revenue Bonds,
        Series A, Caritas Christi Obligation
        Group,
        5.25%, 7/1/07                             1,000             950
  -----------------------------------------------------------------------
  MISSOURI - 0.6%
      St. Louis Airport Revenue Bonds,
        6.25%, 1/1/02                               250             254
  -----------------------------------------------------------------------
  NEW YORK - 3.3%
      New York State G.O. Bonds, Series D,
        6.50%, 2/15/05                            1,240           1,363
  -----------------------------------------------------------------------
  PUERTO RICO - 2.7%
      Puerto Rico Municipal Financing Agency
        G.O. Bonds, Series A (FSA Insured),
        6.00%, 8/1/15                             1,000           1,123
  -----------------------------------------------------------------------

SEE NOTES TO THE FINANCIAL STATEMENTS.

FIXED INCOME FUNDS 50 NORTHERN FUNDS ANNUAL REPORT

                                                                MARCH 31, 2001

                                                 PRINCIPAL
                                                   AMOUNT        VALUE
                                                   (000S)        (000S)
  -----------------------------------------------------------------------
  MUNICIPAL BONDS-94.5% -- CONTINUED

  TEXAS - 1.3%
      Panhandle Regional Housing Finance
        Agency Revenue Bonds, Series A
        (Colld. by U.S. Government Securities),
        6.50%, 7/20/21                             $500         $   541
  -----------------------------------------------------------------------
  VIRGIN ISLANDS - 2.5%
      Virgin Islands PFA Revenue Bonds,
        Series A, Gross Receipts Taxes Lien
        Note,
        5.63%, 10/1/10                            1,000           1,055
  -----------------------------------------------------------------------
  TOTAL MUNICIPAL BONDS
  -----------------------------------------------------------------------
  (COST $38,347)                                                 39,134

                                                  NUMBER
                                                 OF SHARES      VALUE
                                                  (000S)        (000S)
  -----------------------------------------------------------------------
  OTHER-7.1%
      Dreyfus Municipal Money Market Fund             1               1
      Dreyfus Tax-Exempt Cash Management
        Fund                                         24              24
      Federated Municipal Cash Trust Money
        Market Fund                                   6               6
      Federated Tax Free Trust Money Market
        Fund No. 15                               2,889           2,889
  -----------------------------------------------------------------------
  TOTAL OTHER
  (COST $2,920)                                                   2,920
  -----------------------------------------------------------------------
  TOTAL INVESTMENTS - 101.6%
  -----------------------------------------------------------------------
  (COST $41,267)                                                 42,054
      Liabilities less Other Assets - (1.6)%                      (665)
  -----------------------------------------------------------------------
  NET ASSETS-100%                                               $41,389

SEE NOTES TO THE FINANCIAL STATEMENTS.

                            NORTHERN FUNDS ANNUAL REPORT 51 FIXED INCOME FUNDS

FIXED INCOME FUNDS
SCHEDULE OF INVESTMENTS
GLOBAL FIXED INCOME FUND

                                                 PRINCIPAL
                                                   AMOUNT        VALUE
                                                 (000S)(1)       (000S)
                                                 ---------       ------
  DEBT OBLIGATIONS-93.7%

  BRITISH POUND STERLING - 4.9%
      Treasury of Great Britain,
        5.75%, 12/7/09                               $230        $  348
        7.50%, 12/7/06                                175           280
        8.00%, 6/7/21                                 150           304
  -----------------------------------------------------------------------
                                                                    932
  -----------------------------------------------------------------------
  CANADIAN DOLLAR - 2.3%
      Government of Canada,
        5.50%, 6/1/10                                 680           435
  -----------------------------------------------------------------------
  DANISH KRONE - 1.4%
      Kingdom of Denmark,
        8.00%, 3/15/06                              2,000           270
  -----------------------------------------------------------------------
  EURO - 39.3%
      BSCH Issuances Ltd.
        6.38%, 7/5/10                                 400           360
      Buoni Poliennali del Tesoro,
        3.00%, 6/15/02                                 50            43
        5.25%, 11/1/29                                590           488
      Deutsche Bundesrepublik,
        5.25%, 1/4/11                                  40            37
        6.25%, 1/4/24                                 450           443
        6.50%, 7/4/27                                 520           530
      FKI PLC,
        6.63%, 2/22/10                                400           352
      Fort James Corp.,
        4.75%, 6/29/04                                400           322
      France Telecom,
        5.75%, 3/14/04                                400           355
      Household Finance Corp.,
        6.25%, 9/21/05                                575           521
      Hutchison Whampoa GTD,
        5.50%, 3/16/06                                400           351
      Imperial Tobacco Finance PLC,
        6.38%, 9/27/06                                400           364
      Invensys PLC,
        5.50%, 4/1/05                                 400           343
      KON KPN N.V.,
        4.75%, 11/5/08                                560           414
      Osprey Trust,
        6.38%, 1/15/03                                400           360
      Republic of Lithuania,
        7.88%, 4/14/03                                400           368
      Republic of South Africa,
        6.75%, 5/19/06                                400           354
      Royal KPN N.V.,
        6.05%, 6/13/03                                400           353
      Telkom S.A. Ltd.,
        7.13%, 4/12/05                                400           346
      TPSA Eurofinance B.V.,
        6.13%, 10/27/04                               400           354
      TXU Europe Funding Ltd.
        7.00%, 11/30/05                               400           368
  -----------------------------------------------------------------------
                                                                  7,426
  -----------------------------------------------------------------------
  JAPANESE YEN - 13.3%
      Government of Japan,
        1.80%, 6/20/08                            130,000         1,104
        1.80%, 6/21/10                            167,000         1,408
  -----------------------------------------------------------------------
                                                                  2,512
  -----------------------------------------------------------------------
  SWEDISH KRONA - 1.1%
      Kingdom of Sweden,
        9.00%, 4/20/09                              1,600           199
  -----------------------------------------------------------------------
  UNITED STATES DOLLAR - 31.4%
      British Telecommunications PLC,
        7.62%, 12/15/05                               750           776
      Corp Andina de Fomento,
        7.75%, 3/1/04                                 800           825
      DaimlerChrysler NA Holding Corp.
        7.75%, 5/27/03                                400           413
      French Telecom,
        7.20%, 3/1/06                                 400           406
      Royal Bank of Scotland Group PLC,
        7.81%, 12/31/05                               500           526
      Sprint Capital Corp.,
        5.88%, 5/1/04                                 400           391
      U.S. Treasury Bonds,
        6.38%, 8/15/27                                400           441
        8.75%, 5/15/17                                600           805
        8.88%, 2/15/19                                600           823

SEE NOTES TO THE FINANCIAL STATEMENTS.

FIXED INCOME FUNDS 52 NORTHERN FUNDS ANNUAL REPORT

                                                                MARCH 31, 2001

                                                 PRINCIPAL
                                                   AMOUNT        VALUE
                                                 (000S)(1)       (000S)
  -----------------------------------------------------------------------
  DEBT OBLIGATIONS-93.7% -- CONTINUED

  UNITED STATES DOLLAR - 31.4% -- (CONTINUED)
      UTD Mexican STS,
        8.50%, 2/1/06                                $500       $   513
  -----------------------------------------------------------------------
                                                                  5,919
  -----------------------------------------------------------------------
   TOTAL DEBT OBLIGATIONS
  -----------------------------------------------------------------------
  (COST $18,124)                                                 17,693
  -----------------------------------------------------------------------
  TOTAL INVESTMENTS - 93.7%
  -----------------------------------------------------------------------
  (COST $18,124)                                                 17,693
      Other Assets less Liabilities - 6.3%                        1,197
  -----------------------------------------------------------------------
  NET ASSETS-100%                                               $18,890

(1) PRINCIPAL AMOUNTS STATED IN LOCAL CURRENCIES.

At March 31, 2001, Global Fixed Income Fund had outstanding foreign currency contract as follows:

                                           CONTRACT    CONTRACT
                                            AMOUNT      AMOUNT
                                            (LOCAL       (U.S.        UNREALIZED
  CONTRACT                DELIVERY         CURRENCY)    DOLLARS)      GAIN/(LOSS)
    TYPE    CURRENCY        DATE            (000S)       (000S)         (000S)
------------------------------------------------------------------------------------
Buy         Japanese Yen    4/2/01          $144,050      $1,150        $(18)
Sell        Australian     5/10/01            1,567         809            44
Buy         Australian     5/10/01            1,597         847          (68)
Sell        British Pound  5/10/01            2,576       3,713            53
Buy         British Pound  5/10/01            2,575       3,711          (52)
Sell        Canadian       5/10/01              614         400            10
Buy         Canadian       5/10/01              750         477             -
Sell        Danish Kroner  5/10/01              838         100             1
Sell        Euro           5/10/01           16,032      14,632           454
Buy         Euro           5/10/01           14,633      13,397         (457)
Sell        Japanese Yen   5/10/01        1,014,402       8.621           483
Buy         Japanese Yen   5/10/01        1,289,642      10,821         (475)
Sell        Swiss Franc    5/10/01            1,710       1,000             7
Buy         Swiss Franc    5/10/01            1,868       1,125          (40)
------------------------------------------------------------------------------------
Total                                                                   $(58)

SEE NOTES TO THE FINANCIAL STATEMENTS.

                            NORTHERN FUNDS ANNUAL REPORT 53 FIXED INCOME FUNDS

FIXED INCOME FUNDS
SCHEDULE OF INVESTMENTS
HIGH YIELD FIXED INCOME
FUND

                                             PRINCIPAL
                                               AMOUNT            VALUE
                                               (000S)            (000S)
  -----------------------------------------------------------------------
  CORPORATE BONDS-91.9%

  AEROSPACE/DEFENSE - 1.6%
      Dunlop Standard Aerospace Holdings
        PLC, Senior Notes, (1)
         11.88%, 5/15/09                        $3,000           $3,210
  -----------------------------------------------------------------------
  CHEMICALS - 3.3%
      Avecia Group PLC,
         11.00%, 7/1/09                          3,500            3,693
      Hercules, Inc., (1)
         11.13%, 11/15/07                        3,000            3,030
  -----------------------------------------------------------------------
                                                                  6,723
  -----------------------------------------------------------------------
  COMMERCIAL SERVICES - 4.4%
      Avis Rent A Car, Inc., Senior
        Subordinated Notes,
         11.00%, 5/1/09                          6,500            7,215
      Iron Mountain, Inc.,
         8.63%, 4/1/13                           1,000            1,009
      NationsRent, Inc.,
         10.38%, 12/15/08                        4,000              800
  -----------------------------------------------------------------------
                                                                  9,024
  -----------------------------------------------------------------------
  COSMETICS/PERSONAL CARE - 1.5%
      French Fragrance, Inc., Secured Notes,
         11.75%, 2/1/11                          3,000            3,180
  -----------------------------------------------------------------------
  ELECTRIC - 4.1%
      AES Corp., Senior Notes,
         10.25%, 7/15/06                         4,525            4,694
      PSEG Energy Holdings, Senior Notes,
         10.00%, 10/1/09                         3,500            3,742
  -----------------------------------------------------------------------
                                                                  8,436
  -----------------------------------------------------------------------
  ELECTRONICS - 1.2%
      Flextronics International Ltd., Senior
        Subordinated Notes,
         9.88%, 7/1/10                           2,500            2,413
  -----------------------------------------------------------------------
  ENTERTAINMENT - 2.9%
      Choctaw Resort, Senior Notes, (1)
         9.25%, 4/1/09                             750              762
      Hollywood Casino,
         13.00%, 8/1/06                          2,500            2,675
      Venetian Casino,
         12.25%, 11/15/04                        2,500            2,581
  -----------------------------------------------------------------------
                                                                  6,018
  -----------------------------------------------------------------------
  FINANCIAL - 2.0%
      Sovereign Bancorp, Senior Notes,
         10.25%, 5/15/04                         4,000            4,140
  -----------------------------------------------------------------------
  FOOD - 4.7%
      Dominos, Inc., Series B,
         10.38%, 1/15/09                         2,500            2,525
      Luigino's, Inc., Senior Subordinated
        Notes, (1)
         10.00%, 2/1/06                          3,500            2,940
      Sbarro, Inc.,
         11.00%, 9/15/09                         4,000            4,180
  -----------------------------------------------------------------------
                                                                  9,645
  -----------------------------------------------------------------------
  FOREST PRODUCTS & PAPER - 2.6%
      Caraustar Industries, Inc., Senior
        Subordinated Notes, (1)
         9.88%, 4/1/11                           2,500            2,409
      Stone Container, Senior Notes, (1)
         9.75%, 2/1/11                           2,500            2,550
      Tjiwi Kimia International BV,
         13.25%, 8/1/01                          2,600              442
  -----------------------------------------------------------------------
                                                                  5,401
  -----------------------------------------------------------------------
  HEALTH CARE - 3.2%
      Dynacare, Inc., Senior Notes,
         10.75%, 1/15/06                         3,500            3,504
      IASIS Healthcare Corp., (1)
         13.00%, 10/15/09                        3,000            3,210
  -----------------------------------------------------------------------
                                                                  6,714
  -----------------------------------------------------------------------
  HOME FURNISHINGS - 1.1%
      Windmere-Durable Holdings, Inc.,
        Senior Subordinated Notes,
         10.00%, 7/31/08                         2,500            2,275
  -----------------------------------------------------------------------
  INSURANCE - 1.4%
      Willis Corroon Corp.,
         9.00%, 2/1/09                           3,000            2,955
  -----------------------------------------------------------------------
  IRON/STEEL - 0.2%
      Republic Technologies
        International/RTI Capital Corp., (2)
         13.75%, 7/15/09                         2,500              325
  -----------------------------------------------------------------------
  LEISURE TIME - 2.7%
      Bally Total Fitness Holdings, Senior
        Subordinated Notes, Series D,
         9.88%, 10/15/07                         3,000            2,947

SEE NOTES TO THE FINANCIAL STATEMENTS.

FIXED INCOME FUNDS 54 NORTHERN FUNDS ANNUAL REPORT

                                                                MARCH 31, 2001

                                             PRINCIPAL
                                               AMOUNT            VALUE
                                               (000S)            (000S)
  -----------------------------------------------------------------------
  CORPORATE BONDS-91.9% -- CONTINUED

  LEISURE TIME - 2.7% -- (CONTINUED)
      Premier Parks, Senior Notes,
        9.75%, 6/15/07                         $2,500           $2,569
  -----------------------------------------------------------------------
                                                                 5,516
  -----------------------------------------------------------------------
  LODGING - 3.4%
      Hammons (John Q.) Hotels,
         8.88%, 2/15/04                          3,000           2,880
      Hilton Hotels Corp.,
         8.25%, 2/15/11                          4,000           4,080
  -----------------------------------------------------------------------
                                                                 6,960
  -----------------------------------------------------------------------
  MACHINERY - CONSTRUCTION & MINING - 1.7%
      Terex Corp., Senior Subordinated
        Notes, (1)
         10.38%, 4/1/11                          3,500           3,535
  -----------------------------------------------------------------------
  MEDIA - 2.9%
      American Media Operation, Inc., Senior
        Subordinated Notes,
         10.25%, 5/1/09                          3,000           3,060
      WRC Media, Inc., (1)
         12.75%, 11/15/09                        3,500           3,001
  -----------------------------------------------------------------------
                                                                 6,061
  -----------------------------------------------------------------------
  MISCELLANEOUS MANUFACTURING - 2.9%
      GenTek, Inc., Senior Subordinated
        Notes,
         11.00%, 8/1/09                          3,000           2,985
      Selmer Co., Inc., Senior Subordinated
        Notes,
         11.00%, 5/15/05                         3,000           3,030
  -----------------------------------------------------------------------
                                                                 6,015
  -----------------------------------------------------------------------
  OIL & GAS - 3.2%
      Baytex Energy Ltd., Senior
        Subordinated Notes, (1)
         10.50%, 2/15/11                         2,000           1,970
      Key Energy Services, Inc., Senior
        Subordinated Notes,
         14.00%, 1/15/09                         3,955           4,627
  -----------------------------------------------------------------------
                                                                 6,597
  -----------------------------------------------------------------------
  OIL & GAS PRODUCERS - 3.4%
      Chesapeake Energy Corp., Senior Notes,
        (1)
         8.13%, 4/1/11                           4,000           3,933
      Plains Resources, Inc., (1)
         10.25%, 3/15/06                         2,000           2,020
      Plains Resources, Inc., Senior
        Subordinated Notes,
         10.25%, 3/15/06                         1,000           1,010
  -----------------------------------------------------------------------
                                                                 6,963
  -----------------------------------------------------------------------
  PACKAGING & CONTAINERS - 1.7%
      Consolidated Container Co. LLC, Senior
        Subordinated Notes,
         10.13%, 7/15/09                         3,500           3,430
  -----------------------------------------------------------------------
  PHARMACEUTICALS - 1.5%
      Advance PCS, Senior Notes, (1)
         8.50%, 4/1/08                           3,000           3,045
  -----------------------------------------------------------------------
  REMEDIATION SERVICES - 2.5%
      Allied Waste N.A., Inc., Senior
        Subordinated Notes,
         10.00%, 8/1/09                          3,000           3,060
      IT Group, Inc., Senior Subordinated
        Notes, Series B,
         11.25%, 4/1/09                          2,500           2,153
  -----------------------------------------------------------------------
                                                                 5,213
  -----------------------------------------------------------------------
  RETAIL - 2.4% K Mart Corp.,
         9.38%, 2/1/06                           5,000           5,039
  -----------------------------------------------------------------------
  SAVINGS & LOANS - 1.0%
      Peoples Bank Bridgeport, Subordinated
        Notes,
         9.88%, 11/15/10                         2,000           2,095
  -----------------------------------------------------------------------
  SEMICONDUCTORS - 2.1%
      Amkor Technology, Inc., Senior Notes,
        (1)
         9.25%, 2/15/08                          2,500           2,375
      Fairchild Semiconductor Corp., Senior
        Subordinated Notes,
         10.13%, 3/15/07                         2,000           1,880
  -----------------------------------------------------------------------
                                                                 4,255
  -----------------------------------------------------------------------
  SPECIAL PURPOSE - 2.8%
      Aircraft Finance Trust, Subordinated
        Bonds, Series 1999 - 1A, Class D, (1)
         11.00%, 5/15/24                         2,000           1,998

SEE NOTES TO THE FINANCIAL STATEMENTS.

                            NORTHERN FUNDS ANNUAL REPORT 55 FIXED INCOME FUNDS

FIXED INCOME FUNDS
SCHEDULE OF INVESTMENTS
HIGH YIELD FIXED INCOME
FUND (CONTINUED)

                                             PRINCIPAL
                                               AMOUNT            VALUE
                                              (000S)             (000S)
  -----------------------------------------------------------------------
  CORPORATE BONDS-91.9% -- CONTINUED

  SPECIAL PURPOSE - 2.8% -- (CONTINUED)
      Bunge Trade Ltd., (1)
         9.25%, 5/1/02                          $3,750         $  3,759
  -----------------------------------------------------------------------
                                                                  5,757
  -----------------------------------------------------------------------
  TELECOMMUNICATIONS - 5.2%
      Adelphia Business Solutions, Inc. (3)
         12.88%, 10/15/07                        2,169            1,085
      Madison River Finance, Senior Notes,
         13.25%, 3/1/10                          3,500            2,520
      McLeodusa, Inc., Senior Notes,
         11.50%, 5/1/09                          3,000            2,925
      Versatel, Senior Notes,
         13.25%, 5/15/08                         3,000            1,830
      Worldwide Fiber, Inc., Senior Notes,
         12.00%, 8/1/09                          1,000              370
         12.50%, 12/15/05                        2,500            1,000
      XM Satellite Radio, Inc.,
         14.00%, 3/15/10                         2,000            1,080
  -----------------------------------------------------------------------
                                                                 10,810
  -----------------------------------------------------------------------
  TELECOMMUNICATIONS SERVICES - 17.7%
      Alamosa Delaware, Inc., Senior Notes,
        (1)
         12.05%, 2/1/11                          3,000            2,978
      Callahan Nordrhein-Westfalen, Senior
        Notes, (1)
         14.00%, 7/15/10                         4,000            4,000
      Charter Communications Holdings LLC,
        Senior Notes,
         10.75%, 10/1/09                         4,000            4,260
      Horizon PCS, Inc., (1)
         0.00%, 10/1/10                          2,000              860
      Insight Midwest, Senior Notes, (1)
         10.50%, 11/1/10                         4,000            4,280
      IPCS, Inc.,
         0.00%, 7/15/10                          1,500              645
      Leap Wireless, Senior Notes,
         12.50%, 4/15/10                         2,000            1,240
      Nextel International, Inc., Senior
        Notes, (1)
         12.75%, 8/1/10                          3,000            2,370
      Nextel Partners PCS, Inc., Senior
        Notes,
         11.00%, 3/15/10                         1,500            1,305
      PTC International Finance,
         11.25%, 12/1/09                         2,500            2,575
      Telewest Communications PLC, Senior
        Notes,
         11.00%, 10/1/07                         4,650            4,557
      Tritel PCS, Inc., Senior Subordinated
        Notes, (1)
         10.38%, 1/15/11                         2,000            1,915
      Voicestream Wireless Holdings Corp.,
        Senior Notes,
         10.38%, 11/15/09                        5,000            5,475
  -----------------------------------------------------------------------
                                                                 36,460
  -----------------------------------------------------------------------
  TRANSPORTATION - 0.6%
      Railworks Corp.,
       11.50%, 4/15/09                           3,000            1,200
  -----------------------------------------------------------------------
  TOTAL CORPORATE BONDS
  -----------------------------------------------------------------------
  (COST $201,940)                                               189,410

                                                  NUMBER
                                                 OF SHARES         VALUE
                                                  (000S)           (000S)
  -----------------------------------------------------------------------
  WARRANTS - 0.1%
      IPCS, Inc., Exp. 7/15/10 *                     2               34
      Leap Wireless International,                   3               75
        Exp. 4/15/10 * (1)
      Leap Wireless, Exp. 4/15/10 * (1)              2               30
      Republic Technologies International            3                -
        Corp., Exp. 7/15/09 *
      WRC Media, Inc.*                               4                -
      XM Satellite Radio, Exp. 3/15/10 *             2                6
  -----------------------------------------------------------------------
  TOTAL WARRANTS
  (COST $10)                                                        145

SEE NOTES TO THE FINANCIAL STATEMENTS.

FIXED INCOME FUNDS 56 NORTHERN FUNDS ANNUAL REPORT

                                                                 MARCH 31, 2001

                                             PRINCIPAL
                                              AMOUNT          VALUE
                                              (000S)          (000S)
  -----------------------------------------------------------------------
  SHORT-TERM INVESTMENTS-7.2%

      CDC Ixis, Paris, France, Eurodollar
        Time Deposit
         5.44%, 4/2/01                        $14,916          $ 14,916
  -----------------------------------------------------------------------
  TOTAL SHORT-TERM INVESTMENTS
  -----------------------------------------------------------------------
  (COST $14,916)                                                 14,916
  -----------------------------------------------------------------------
  TOTAL INVESTMENTS - 99.2%
  -----------------------------------------------------------------------
  (COST $216,866)                                               204,471
      Other Assets less Liabilities - 0.8%                        1,704
  -----------------------------------------------------------------------
  NET ASSETS-100%                                              $206,175

(1) SECURITIES EXEMPT FROM REGISTRATION UNDER RULE 144A OF THE SECURITIES ACT OF 1933. THESE SECURITIES MAY BE RESOLD IN TRANSACTIONS EXEMPT FROM REGISTRATION, NORMALLY TO QUALIFIED INSTITUTIONAL BUYERS. AT MARCH 31, 2001, THE VALUE OF THESE SECURITIES AMOUNTED TO APPROXIMATELY $60,255,000 OR 29.2% OF NET ASSETS.

(2) NON-INCOME PRODUCING SECURITY. ISSUER HAS DEFAULTED ON TERMS OF DEBT OBLIGATION. AT MARCH 31, 2001, VALUE REPRESENTS 0.2% OF NET ASSETS.

(3) PAYMENT-IN-KIND (PIK) NOTE. CURRENTLY ADDITIONAL PAR RECEIVED IN LIEU OF INTEREST PAYMENTS.

*NON-INCOME PRODUCING SECURITY.

SEE NOTES TO THE FINANCIAL STATEMENTS.

                            NORTHERN FUNDS ANNUAL REPORT 57 FIXED INCOME FUNDS

FIXED INCOME FUNDS
  SCHEDULE OF INVESTMENTS
  HIGH YIELD MUNICIPAL FUND

                                              PRINCIPAL
                                                AMOUNT         VALUE
                                                (000S)         (000S)
  -----------------------------------------------------------------------
  MUNICIPAL BONDS-93.0%
  ALASKA - 0.8%
      Alaska Industrial Development & Export
        Authority Power Revenue Bonds (AMT),
        Upper Lynn Canal Regional Power,
        5.88%, 1/1/32                            $300            $255
  -----------------------------------------------------------------------
  ARIZONA - 4.3%
      Coconino County Pollution Control Corp.
        Revenue Bonds, Series A (AMT), Tucson
        Electric Power Navajo,
        7.13%, 10/1/32                            400             408
      Maricopa County PCR Refunding Bonds,
        El Paso Electric Co.,
        6.15%, Mandatory Put 8/1/02               500             504
      Peoria IDA Non-Profit Revenue Bonds,
        Series A, Sierra Winds Life,
        6.25%, 8/15/20                            500             438
  -----------------------------------------------------------------------
                                                                1,350
  -----------------------------------------------------------------------
  ARKANSAS - 1.9%
      Little Rock Hotel & Restaurant Gross
        Receipts Tax Revenue Refunding Bonds,
        7.38%, 8/1/15                             500             611
  -----------------------------------------------------------------------
  CALIFORNIA - 3.3%
      Sacramento Financing Authority Revenue
        Bonds, Series A, Convention Center
        Hotel Project,
        6.25%, 1/1/30                             500             503
      San Diego County COP, Burnham Institute,
        5.70%, 9/1/11                             500             526
  -----------------------------------------------------------------------
                                                                1,029
  -----------------------------------------------------------------------
  COLORADO - 2.4%
      Colorado Health Facilities Authority
        Revenue Bonds, Portercare Adventist
        Health Hospital,
        6.50%, 11/15/31                           500             492
      Denver City & County Airport Revenue
        Bonds, Series A, Prerefunded,
        7.25%, 11/15/02                           250             271
  -----------------------------------------------------------------------
                                                                  763
  -----------------------------------------------------------------------
  DISTRICT OF COLUMBIA - 1.1%
      District of Columbia Revenue Bonds,
        Methodist Home of the District of
        Columbia Issue,
        6.00%, 1/1/20                             400             346
  -----------------------------------------------------------------------
  FLORIDA - 7.3%
      Crossings at Fleming Island Community
        Development District Special
        Assessment Revenue Refunding Bonds,
        Series C,
        7.05%, 5/1/15                             500             527
      Heritage Palms Community Development
        District Capital Improvement Revenue
        Bonds,
        6.25%, 11/1/04                            500             505
      Lee County IDA Healthcare Facilities
        Revenue Bonds, Series A, Shell Point
        Village Project,
        5.75%, 11/15/15                           250             228
      Poinciana Community Development District
        Special Assessment Bonds, Series A,
        7.13%, 5/1/31                             500             513
      Vista Lakes Community Development
        District Capital Improvement Revenue
        Bonds, Series B,
        6.35%, 5/1/05                             500             505
  -----------------------------------------------------------------------
                                                                2,278
  -----------------------------------------------------------------------
  IDAHO - 1.6%
      Power County Industrial Development
        Corp. Solid Waste Disposal Revenue
        Bonds (AMT), FMC Corp. Project,
        6.45%, 8/1/32                             500             502
  -----------------------------------------------------------------------
  INDIANA - 1.3%
      South Bend Economic Development Revenue
        Bonds, Series A, Southfield Village,
        Inc.,
        6.25%, 11/15/29                           500             422
  -----------------------------------------------------------------------
  IOWA - 1.6%
      Bremer County Healthcare & Residential
        Facilities Revenue Bonds, Bartels
        Lutheran Home Project,
        7.25%, 11/15/29                           500             489
  -----------------------------------------------------------------------
  KANSAS - 1.6%
      Olathe Kansas Senior Living Facilities
        Revenue Bonds, Series A, Aberdeen
        Village, Inc.,
        8.00%, 5/15/30                            500             501
  -----------------------------------------------------------------------

SEE NOTES TO THE FINANCIAL STATEMENTS.

FIXED INCOME FUNDS 58 NORTHERN FUNDS ANNUAL REPORT

                                                                MARCH 31, 2001


                                              PRINCIPAL
                                                AMOUNT         VALUE
                                                (000S)         (000S)
  -----------------------------------------------------------------------
  MUNICIPAL BONDS-93.0% - CONTINUED
  KENTUCKY - 1.6%
      Jefferson County Student Housing
        Industrial Building Revenue Bonds,
        Series A, Collegiate Housing
        Foundation,
        7.13%, 9/1/29                            $500            $516
  -----------------------------------------------------------------------
  LOUISIANA - 2.4%
      St. Charles Parish PCR Refunding Bonds,
        Union Carbide Corp. Project,
        5.10%, 1/1/12                             250             248
      West Feliciana Parish PCR Refunding
        Bonds, Series A, Entergy Gulf
        States, Inc.,
        5.65%, Mandatory Put 9/1/04               500             501
  -----------------------------------------------------------------------
                                                                  749
  -----------------------------------------------------------------------
  MAINE - 1.6%
      Maine Finance Authority Solid Waste
        Disposal Revenue Bonds (AMT), Boise
        Cascade Corp. Project,
        7.90%, 6/1/15                             500             506
  -----------------------------------------------------------------------
  MARYLAND - 1.7%
      Anne Arundel County Special Obligation
        Revenue Bonds, National Business Park
        Project,
        7.38%, 7/1/28                             500             525
  -----------------------------------------------------------------------
  MASSACHUSETTS - 2.6%
      Massachusetts Development Finance Agency
        Revenue Bonds, Series B, Briarwood,
        8.25%, 12/1/30                            500             494
      Massachusetts State Health & Educational
        Facilities Authority Revenue Bonds,
        Series A, Caritas Christi Obligation
        Group,
        5.63%, 7/1/20                             400             336
  -----------------------------------------------------------------------
                                                                  830
  -----------------------------------------------------------------------
  MISSISSIPPI - 1.5%
      Mississippi Business Finance Corp. PCR
        Refunding Bonds, Systems Energy
        Resources, Inc. Project,
        5.90%, 5/1/22                             500             469
  -----------------------------------------------------------------------
  MISSOURI - 4.1%
      Howard Bend Levee District Special Tax
        Bonds,
        5.85%, 3/1/19                             500             511
      St. Louis Airport Revenue Bonds,
        6.25%, 1/1/02                             250             254
      St. Louis IDA Revenue Bonds, Series A
        (AMT), Senior Lien - St. Louis
        Convention Project,
        7.20%, 12/15/28                           500             522
  -----------------------------------------------------------------------
                                                                1,287
  -----------------------------------------------------------------------
  NEVADA - 1.6%
      Nevada State Director Department of
        Business & Industry Revenue Bonds, Las
        Vegas Monorail Project,
        7.38%, 1/1/40                             500             501
  -----------------------------------------------------------------------
  NEW HAMPSHIRE - 1.6%
      New Hampshire Business Finance Authority
        PCR Refunding Bonds,
        Series D (AMT), Public Service Co. of
        New Hampshire,
        6.00%, 5/1/21                             500             488
  -----------------------------------------------------------------------
  NEW JERSEY - 1.7%
      New Jersey Economic Development
        Authority Special Facilities Revenue
        Bonds (AMT), Continental Airlines,
        Inc. Project,
        6.63%, 9/15/12                            500             520
  -----------------------------------------------------------------------
  NEW MEXICO - 1.4%
      New Mexico Educational Assistance
        Foundation Student Loan Revenue Bonds,
        Second Subordinate, Series II-C (AMT),
        6.00%, 12/1/08                            435             441
  -----------------------------------------------------------------------
  NEW YORK - 9.6%
      New York City G.O. Bonds, Series H,
        5.25%, 3/15/18                            400             405
      New York City Industrial Development
        Agency Civic Facilities Revenue Bonds,
        Polytechnic University Project,
        6.13%, 11/1/30                            500             523
      New York State Dormitory Authority
        Revenue Bonds, Series A, Mount Sinai
        Health,
        6.75%, 7/1/20                             500             539
      New York State Local Government
        Assistance Corp. Revenue Bonds, Series
        A, Prerefunded,
        6.70%, 4/1/02                             500             528

SEE NOTES TO FINANCIAL STATEMENTS.

                            NORTHERN FUNDS ANNUAL REPORT 59 FIXED INCOME FUNDS

FIXED INCOME FUNDS
   SCHEDULE OF INVESTMENTS
   HIGH YIELD MUNICIPAL
   FUND (CONTINUED)

                                              PRINCIPAL
                                                AMOUNT         VALUE
                                                (000S)         (000S)
  -----------------------------------------------------------------------
  MUNICIPAL BONDS-93.0% - CONTINUED
  NEW YORK-9.6% - (CONTINUED)
      New York State Local Government
        Assistance Corp. Revenue Bonds, Series
        B, Prerefunded,
        7.50%, 4/1/01                            $500            $510
      Yonkers N.Y. Industrial Development
        Agency Civic Facilities Revenue Bonds,
        Series B, St. Johns Riverside Hospital,
        7.13%, 7/1/31                             500             497
  -----------------------------------------------------------------------
                                                                3,002
  -----------------------------------------------------------------------
  NORTH CAROLINA - 3.4%
      North Carolina Eastern Municipal Power
        Agency Power Systems Revenue Refunding
        Bonds, Series B,
        6.13%, 1/1/09                             500             535
      North Carolina Municipal Power Agency
        No. 1 Catawba Electric Revenue Bonds,
        Series B,
        6.38%, 1/1/13                             500             535
  -----------------------------------------------------------------------
                                                                1,070
  -----------------------------------------------------------------------
  OHIO - 1.6%
      Ohio State Air Quality Development
        Authority Variable Refunding Revenue
        Bonds, Series A, Ohio Edison Project,
        4.85%, Mandatory Put 2/1/03               500             500
  -----------------------------------------------------------------------
  OKLAHOMA - 1.6%
      Langston Economic Development Authority
        Student Housing Revenue Bonds, Series
        A, Langston Community Development
        Corp.,
        7.75%, 8/1/30                             500             495
  -----------------------------------------------------------------------
  PENNSYLVANIA - 12.8%
      Allegheny County Hospital Development
        Authority Revenue Bonds, Series A,
        Covenant at South Hills Project,
        8.75%, 2/1/31                             500             495
      Beaver County IDA PCR Refunding Bonds,
        Series A, Cleveland Electric
        Illuminating Co.,
        7.75%, 7/15/25                            100             107
      Carbon County IDA Resource Recovery
        Refunding Bonds (AMT), Panther Creek
        Partners Project,
        6.65%, 5/1/10                             500             519
      Delaware County Authority College
        Revenue Bonds, Series B, Eastern
        College,
        5.50%, 10/1/24                            270             245
      Montgomery County Higher Education &
        Health Authority Revenue Bonds,
        Series A, Philadelphia Geriatric
        Center,
        7.25%, 12/1/19                            500             475
      Montgomery County Higher Education &
        Health Authority Revenue Bonds, Temple
        Continuing Care Center,
        6.63%, 7/1/19                             500             448
      Pennsylvania Economic Development
        Financing Authority Exempt Facilities
        Revenue Bonds, Series A (AMT), Amtrak
        Project,
        6.13%, 11/1/21                            500             498
      Pennsylvania Economic Development
        Financing Authority Exempt Facility
        Revenue Bonds, Series A (AMT),
        National Gypsum Co., Shippingport
        Project,
        6.25%, 11/1/27                            400             261
      Pennsylvania State Higher Educational
        Facilities Authority Student Housing
        Revenue Bonds, Series A, Student
        Association, Inc. Project,
        6.75%, 9/1/32                             500             505
      Philadelphia Hospitals & Higher
        Education Facilities Revenue Bonds,
        Chestnut Hill College,
        6.00%, 10/1/29                            500             455
  -----------------------------------------------------------------------
                                                                4,008
  -----------------------------------------------------------------------
  PUERTO RICO - 1.7%
      Puerto Rico Industrial Tourist
        Educational Medical & Environmental
        Control Facilities Revenue Bonds
        (AMT), AES Puerto Rico Project,
        6.63%, 6/1/26                             500             534
  -----------------------------------------------------------------------
  SOUTH CAROLINA - 1.4%
      Florence County IDR Bonds, Stone
        Container Corp.,
        7.38%, 2/1/07                             440             442
  -----------------------------------------------------------------------

SEE NOTES TO FINANCIAL STATEMENTS.

FIXED INCOME FUNDS 60 NORTHERN FUNDS ANNUAL REPORT

                                                                MARCH 31, 2001

                                              PRINCIPAL
                                                AMOUNT         VALUE
                                                (000S)         (000S)
  -----------------------------------------------------------------------
  MUNICIPAL BONDS-93.0% - CONTINUED
  TENNESSEE - 1.8%
      Metropolitan Government Nashville &
        Davidson County Health & Education
        Facility Board Revenue Bonds, Meharry
        Medical College Project (AMBAC
        Insured), Prerefunded,
        6.88%, 12/1/04                           $500            $566
  -----------------------------------------------------------------------
  TEXAS - 7.1%
      Brazos River Authority PCR Refunding
        Bonds, Series A (AMT), Texas Utility
        Electric Co.,
        4.95%, Mandatory Put 4/1/04               750             751
        5.00%, Mandatory Put 4/1/01               500             500
      El Paso City International Airport
        Revenue Refunding Bonds, Special
        Facilities, Marriott Corp. Project,
        7.88%, 3/1/22                             500             516
      Matagorda County Navigation District
        No. 1 Revenue Refunding Bonds,
        Series B (AMT), Reliant Energy, Inc.
        Project,
        5.95%, 5/1/30                             500             475
  -----------------------------------------------------------------------
                                                                2,242
  -----------------------------------------------------------------------
  VERMONT - 1.4%
      Vermont Educational & Health Buildings
        Financing Agency Healthcare Facility
        Revenue Bonds, Copley Manor Project,
        6.15%, 4/1/19                             500             436
  -----------------------------------------------------------------------
  WASHINGTON - 1.6%
      Seattle Municipal Light & Power RAN,
      4.50%, 3/28/03                              500             507
  -----------------------------------------------------------------------
-------------------------------------------------------------------------
  TOTAL MUNICIPAL BONDS
-------------------------------------------------------------------------
  (COST $29,324)                                               29,180
-------------------------------------------------------------------------

                                                NUMBER
                                                  OF
                                                SHARES         VALUE
                                                (000S)         (000S)
  -----------------------------------------------------------------------
  OTHER-9.5%
        Federated Tax Free Trust Money          2,998          $2,998
        Market Fund No. 15
-------------------------------------------------------------------------
  TOTAL OTHER
-------------------------------------------------------------------------
  (COST $2,998)                                                 2,998



-------------------------------------------------------------------------
  TOTAL INVESTMENTS - 102.5%
-------------------------------------------------------------------------
  (COST $32,322)                                               32,178
  Liabilities less Other Assets - (2.5)%                         (795)
-------------------------------------------------------------------------
        NET ASSETS-100%                                       $31,383

SEE NOTES TO FINANCIAL STATEMENTS.


                            NORTHERN FUNDS ANNUAL REPORT 61 FIXED INCOME FUNDS

FIXED INCOME FUNDS
   SCHEDULE OF INVESTMENTS
   INTERMEDIATE TAX-EXEMPT
   FUND

                                              PRINCIPAL
                                                AMOUNT         VALUE
                                                (000S)         (000S)
  -----------------------------------------------------------------------
  MUNICIPAL BONDS-97.3%
  ALABAMA - 0.2%
      Mobile County Water Sewer & Fire
        Protection Authority Revenue
        Refunding Bonds (FGIC Insured),
        5.25%, 9/1/07                          $1,485          $1,554
  -----------------------------------------------------------------------
  ALASKA - 1.3%
      Alaska State Housing Financial Corp.
        Revenue Bonds, Series A,
        6.00%, 12/1/40                          1,375           1,411
      North Slope Borough Capital
        Appreciation G.O. Refunding Bonds,
        Series A (MBIA Insured),
        0.00%, 6/30/01                          3,000           2,975
        0.00%, 6/30/01                          2,200           2,181
      North Slope Borough Capital
        Appreciation G.O. Refunding Bonds,
        Series B (MBIA Insured),
        0.00%, 6/30/01                          2,000           1,983
  -----------------------------------------------------------------------
                                                                8,550
  -----------------------------------------------------------------------
  ARIZONA - 2.8%
      Maricopa County Community College
        District G.O. Bonds, Series B,
        5.00%, 7/1/12                           2,000           2,055
      Maricopa County Peoria Unified School
        District No. 11 G.O. Bonds, Project
        of 1991, Prerefunded,
        5.60%, 7/1/05                           2,000           2,168
      Maricopa County Scottsdale Unified
        School District No. 48 G.O. Bonds,
        School Improvement, Prerefunded,
        6.00%, 7/1/02                           2,500           2,608
      Mesa City Project of 1987 G.O. Bonds
        (MBIA Insured), Prerefunded,
        5.70%, 7/1/03                           5,000           5,320
      Phoenix City G.O. Refunding Bonds,
        Series A,
        4.90%, 7/1/02                           3,500           3,571
      Salt River Project Agricultural
        Improvement & Power District
        Electricity System Revenue Refunding
        Bonds, Series A,
        5.50%, 1/1/05                           1,000           1,063
        6.00%, 1/1/05                           2,160           2,332
  -----------------------------------------------------------------------
                                                               19,117
  -----------------------------------------------------------------------
  CALIFORNIA - 4.1%
      ABAG Finance Authority for Nonprofit
        Corps. Multifamily Housing Revenue
        Refunding Bonds, Series B, United
        Dominion,
        6.25%, 8/15/08                          5,000           5,206
      Anaheim PFA Lease Revenue Capital
        Appreciation Subordinate Bonds,
        Series C (FSA Insured), Public
        Improvement Projects,
        0.00%, 9/1/32                           5,000             921
      Bay Area Government Association Bay
        Area Rapid Transit Revenue Bonds,
        Series A, Bart SFO Extension, FTA
        Capital Grant (AMBAC Insured),
        5.00%, 6/15/06                          4,000           4,254
        5.00%, 6/15/08                          3,000           3,038
      California State G.O. Bonds (AMBAC
        Insured),
        5.00%, 10/1/18                          3,110           3,135
      California Statewide Community
        Development Authority Apartment
        Development Revenue Refunding Bonds,
        Series A-2, Irvine Apartments
        Community Project,
        4.90%, Mandatory Put 5/15/08            5,000           5,030
      Foothill/Eastern Transportation
        Corridor Agency Toll Road Senior
        Lien Capital Appreciation Revenue
        Bonds,
        Series A, Escrowed to Maturity,
        0.00%, 1/1/05                           1,000             869
      Los Angeles Department of Water &
        Power Waterworks Revenue Bonds,
        Series A,
        5.13%, 7/1/41                           1,250           1,219
      Los Angeles Water & Power Revenue
        Bonds, Series A-A-3, Power System
        Project,
        5.25%, 7/1/24                           3,240           3,243
        5.38%, 7/1/21                           1,000           1,012
  -----------------------------------------------------------------------
                                                               27,927
  -----------------------------------------------------------------------
  COLORADO - 5.0%
      Arapahoe County School District No. 5
        Cherry Creek G.O. Refunding Bonds,
        Series A,
        5.25%, 12/15/04                        5,040            5,262

SEE NOTES TO FINANCIAL STATEMENTS.

FIXED INCOME FUNDS 62 NORTHERN FUNDS ANNUAL REPORT

                                                                MARCH 31, 2001

                                               PRINCIPAL
                                                 AMOUNT         VALUE
                                                 (000S)         (000S)
  -----------------------------------------------------------------------
  MUNICIPAL BONDS-97.3% - CONTINUED
  COLORADO - 5.0% - (CONTINUED)
      Jefferson County School District
        No. R-001 G.O. Bonds, Series A (FGIC
        Insured),
        6.00%, 12/15/05                        $5,750           $6,314
      Metro Wastewater Reclamation District
        Gross Revenue Refunding Bonds,
        5.45%, 4/1/12                           2,000            2,121
      Metro Wastewater Reclamation District
        Gross Revenue Refunding Bonds,
        Series B (MBIA Insured),
        6.75%, 4/1/03                           2,000            2,126
      Metropolitan Football Stadium District
        Sales TRB, Series B (MBIA Insured),
        0.00%, 1/1/04                          20,000           17,997
  -----------------------------------------------------------------------
                                                                33,820
  -----------------------------------------------------------------------
  CONNECTICUT - 0.9%
      Connecticut State Special Tax
        Obligation Transportation
        Infrastructure Revenue Bonds,
        Series B (FSA Insured),
        5.50%, 11/1/05                         6,000            6,488
  -----------------------------------------------------------------------
  FLORIDA - 3.3%
      Broward County School District G.O.
        Refunding Bonds,
        6.00%, 2/15/06                         1,000            1,038
      Dade County Water & Sewer System
        Revenue Bonds (FGIC Insured),
        6.25%, 10/1/06                         3,375            3,782
      Florida State Board of Education
        Capital Outlay G.O. Bonds, Series E,
        Public Education,
        5.50%, 6/1/08                          2,000            2,187
      Florida State Board of Education
        Capital Outlay G.O. Refunding Bonds,
        Series A (FGIC Insured),
        4.50%, 6/1/23                          5,275            4,757
      Florida State Division of Bond Finance
        Department General Services Revenue
        Bonds, Department of Environmental
        Preservation 2000-A (AMBAC Insured),
        5.50%, 7/1/07                          3,000            3,211
      Heritage Palms Community Development
        District Capital Improvement Revenue
        Bonds,
        6.25%, 11/1/04                         1,350            1,363
      Inland Protection Financing Corp.
        Special Obligation Revenue Bonds
        (FSA Insured), Refunded,
        5.00%, 1/1/04                            270              280
      Jacksonville Electric Authority
        Revenue Refunding Bonds, Series 6-C,
        St. John's River Power System,
        6.50%, 10/1/01                         5,000            5,063
      Vista Lakes Community Development
        District Capital Improvement Revenue
        Bonds, Series B,
        6.35%, 5/1/05                            995            1,004
  -----------------------------------------------------------------------
                                                               22,685
  -----------------------------------------------------------------------
  GEORGIA - 2.8%
      Atlanta City Airport Facilities
        Revenue Refunding Bonds (AMBAC
        Insured),
        6.00%, 1/1/04                           2,500           2,658
      Fulton County Facilities Corp. COP
        Bonds, Fulton County Public Purpose
        Project (AMBAC Insured),
        5.50%, 11/1/18                          5,000           5,258
      Georgia Municipal Electric Authority
        Revenue Bonds, Series B (AMBAC
        Insured), Project One,
        6.00%, 1/1/05                           2,805           3,025
      Georgia Municipal Electric Authority
        Revenue Bonds, Series W, Refunded,
        6.40%, 1/1/07                           2,000           2,227
      Georgia State G.O. Bonds, Series D,
        5.80%, 11/1/08                          5,000           5,598
  -----------------------------------------------------------------------
                                                               18,766
  -----------------------------------------------------------------------
  ILLINOIS - 5.6%
      Champaign County Community Unit School
        District No. 116 Urbana G.O. Bonds,
        Series C (FGIC Insured),
        0.00%, 1/1/06                           3,395            2,788
        0.00%, 1/1/11                             850              528
      Chicago City G.O. Bonds (AMBAC
        Insured), Prerefunded,
        5.90%, 7/1/05                             500              552


SEE NOTES TO FINANCIAL STATEMENTS.

                            NORTHERN FUNDS ANNUAL REPORT 63 FIXED INCOME FUNDS

FIXED INCOME FUNDS
   SCHEDULE OF INVESTMENTS
   INTERMEDIATE TAX EXEMPT
   FUND (CONTINUED)

                                               PRINCIPAL
                                                 AMOUNT         VALUE
                                                 (000S)         (000S)
  -----------------------------------------------------------------------
  MUNICIPAL BONDS-97.3% - CONTINUED
  ILLINOIS - 5.6% - (CONTINUED)
      Chicago City Park District Parking
        Facility Revenue Bonds (ACA Insured),
        6.25%, 1/1/15                          $5,480          $5,781
      Chicago City Wastewater Transmission
        Revenue Bonds (FGIC Insured),
        Prerefunded,
        6.30%, 1/1/03                           1,000           1,069
      Chicago City Wastewater Transmission
        Second Lien Revenue Bonds (MBIA
        Insured),
        6.00%, 1/1/14                           1,000           1,107
        6.00%, 1/1/15                           1,000           1,100
      Cook County Capital Improvement G.O.
        Bonds (FGIC Insured), Prerefunded,
        5.88%, 11/15/06                        10,000          11,144
      Illinois Development Financing
        Authority Economic Development
        Revenue Bonds, Latin School of
        Chicago Project,
        5.60%, 8/1/18                             500              490
        5.65%, 8/1/28                           1,000              950
      Illinois Development Financing
        Authority Solid Waste Disposal
        Revenue Bonds (AMT), Waste
        Management, Inc. Project,
        5.05%, 1/1/10                           2,000            1,895
      Illinois Educational Facilities
        Authority Revenue Bonds,
        4.75%, 3/1/07                           1,750            1,794
      Illinois Educational Facilities
        Authority Revenue Bonds,
        Northwestern University,
        4.95%, Mandatory Put 11/1/08            3,300            3,440
      Illinois Educational Facilities
        Authority Revenue Bonds, The Art
        Institute of Chicago,
        3.55%, 4/4/01                           2,000            2,000
      Illinois State Sales TRB,
        6.00%, 6/15/06                          1,000            1,100
      Illinois State Toll Highway Authority
        Revenue Refunding Bonds, Series A,
        4.75%, 1/1/02                           2,000            2,023
  -----------------------------------------------------------------------
                                                                37,761
  -----------------------------------------------------------------------
  INDIANA - 0.7%
      Indiana Educational Facilities
        Authority Revenue Bonds, Hulman
        Institution of Technology (MBIA
        Insured),
        5.00%, 6/1/17                           2,000           2,033
      Indiana Transportation Financing
        Authority Airport Facilities Lease
        Revenue Refunding Bonds, Series A
        (AMBAC Insured),
        6.00%, 11/1/11                          1,500           1,703
      Tippecanoe County School Building
        Corp. Revenue Bonds (MBIA Insured),
        First Mortgage, Escrowed to Maturity,
        5.50%, 7/15/01                            760             765
  -----------------------------------------------------------------------
                                                                4,501
  -----------------------------------------------------------------------
  IOWA - 0.6%
      Iowa Finance Authority Hospital
        Facility Revenue Bonds, Mercy
        Medical Center Project (FSA Insured),
        6.00%, 8/15/15                          3,610           3,927
  -----------------------------------------------------------------------
  KANSAS - 0.7%
      Overland Park Kansas Internal
        Improvement G.O. Bonds,
        5.00%, 9/1/20                           2,245           2,239
        5.00%, 9/1/21                           2,355           2,340
  -----------------------------------------------------------------------
                                                                4,579
  -----------------------------------------------------------------------
  KENTUCKY - 1.6%
      Carrollton & Henderson County Public
        Energy Authority Gas Revenue Bonds,
        Series A (FSA Insured),
        4.00%, 1/1/05                           2,665           2,606
      Jefferson County Capital Appreciation
        G.O. Refunding Bonds, Series B (FSA
        Insured),
        0.00%, 8/15/03                          3,035           2,783
      Kentucky State Property & Buildings
        Refunding Revenue Bonds, Series A,
        Project No. 69 (FSA Insured),
        5.25%, 8/1/09                           5,000           5,394
  -----------------------------------------------------------------------
                                                               10,783
  -----------------------------------------------------------------------
  LOUISIANA - 1.6%
      Louisiana State G.O. Bonds, Series A,
        5.00%, 11/15/15                         7,000           7,107

SEE NOTES TO FINANCIAL STATEMENTS.

FIXED INCOME FUNDS 64 NORTHERN FUNDS ANNUAL REPORT

                                                                MARCH 31, 2001

                                               PRINCIPAL
                                                 AMOUNT         VALUE
                                                 (000S)         (000S)
  -----------------------------------------------------------------------
  MUNICIPAL BONDS-97.3% - CONTINUED
  LOUISIANA - 1.6% - (CONTINUED)
      Louisiana State G.O. Bonds, Series A,
        Escrowed to Maturity,
        7.00%, 5/1/01                          $1,000          $1,003
      St. Charles Parish PCR Refunding
        Bonds, Union Carbide Corp. Project,
        5.10%, 1/1/12                           3,030           3,000
  -----------------------------------------------------------------------
                                                               11,110
  -----------------------------------------------------------------------
  MARYLAND - 0.7%
      Maryland State & Local Facilities Loan
        G.O. Bonds, Third Series,
        5.60%, 10/15/05                         3,500           3,733
      Montgomery County G.O. Bonds,
        8.60%, 5/1/03                           1,000           1,103
  -----------------------------------------------------------------------
                                                                4,836
  -----------------------------------------------------------------------
  MASSACHUSETTS - 5.2%
      Lawrence City G.O. Bonds (AMBAC
        Insured),
        5.50%, 2/1/16                           2,625           2,793
      Massachusetts State Consolidated Loan
        G.O. Bonds, Series B,
        5.75%, 6/1/10                           3,000           3,341
      Massachusetts State G.O. Refunding
        Bonds, Series A,
        6.00%, 11/1/08                          5,000           5,635
      Massachusetts State Health &
        Educational Facilities Authority
        Revenue Bonds, Series B, Partners
        Healthcare Systems,
        5.25%, 7/1/12                           3,625           3,717
      Massachusetts State Turnpike Authority
        Metropolitan Highway System Revenue
        Senior Bonds, Series A (MBIA
        Insured),
        5.00%, 1/1/37                          10,000           9,414
      Massachusetts State Water Resources
        Authority General Revenue Bonds,
        Series A, Prerefunded,
        6.50%, 7/15/02                         10,000          10,605
  -----------------------------------------------------------------------
                                                               35,505
  -----------------------------------------------------------------------
  MICHIGAN - 2.0%
      Detroit City G.O. Bonds, Series A,
        Self-Insurance Project,
        5.60%, 5/1/01                           2,925           2,930
        5.70%, 5/1/02                           1,000           1,021
      Michigan State Hospital Finance
        Authority Revenue Bonds, Series A
        (MBIA Insured), Ascension Health
        Credit,
        6.00%, 11/15/13                         9,000           9,861
  -----------------------------------------------------------------------
                                                               13,812
  -----------------------------------------------------------------------
  MINNESOTA - 1.1%
      Minneapolis City G.O. Refunding Bonds,
        Series D,
        5.00%, 12/1/17                          2,000           2,020
      Minnesota State G.O. Bonds,
        5.50%, 11/1/10                          5,000           5,529
  -----------------------------------------------------------------------
                                                                7,549
  -----------------------------------------------------------------------
  MISSISSIPPI - 1.1%
      Mississippi State G.O. Bonds, Series E,
        5.00%, 9/1/03                           2,110           2,186
      Mississippi State G.O. Refunding Bonds,
        6.05%, 8/15/03                          4,750           5,006
  -----------------------------------------------------------------------
                                                                7,192
  -----------------------------------------------------------------------
  MISSOURI - 0.5%
      Missouri State G.O. Bonds, Series A,
        Fourth State Building,
        7.00%, 4/1/03                           2,000           2,139
      St. Louis Airport Revenue Bonds,
        6.25%, 1/1/02                           1,000           1,015
  -----------------------------------------------------------------------
                                                                3,154
  -----------------------------------------------------------------------
  NEBRASKA - 2.9%
      American Public Energy Agency Gas
        Supply Revenue Bonds, Series C
        (AMBAC Insured), Nebraska Public Gas
        Agency Project,
        4.00%, 9/1/06                           3,350           3,224
        4.00%, 9/1/08                          11,625          10,980
        4.30%, 3/1/11                           5,500           5,243
  -----------------------------------------------------------------------
                                                               19,447
  -----------------------------------------------------------------------
  NEVADA - 0.8%
      Clark County G.O. Refunding Bonds,
        Flood Control Project (FGIC Insured),
        4.50%, 11/1/17                          5,000           4,680

SEE NOTES TO FINANCIAL STATEMENTS.

                            NORTHERN FUNDS ANNUAL REPORT 65 FIXED INCOME FUNDS

FIXED INCOME FUNDS
   SCHEDULE OF INVESTMENTS
   INTERMEDIATE TAX-EXEMPT
   FUND (CONTINUED)

                                               PRINCIPAL
                                                 AMOUNT         VALUE
                                                 (000S)         (000S)
  -----------------------------------------------------------------------
  MUNICIPAL BONDS-97.3% - CONTINUED
  NEVADA - 0.8% - (CONTINUED)
      Nevada State G.O. Bonds, Nevada
        Municipal Bonds Bank Project
        No. 3-C, Escrowed to Maturity,
       7.63%, 5/1/01                           $1,000          $1,004
  -----------------------------------------------------------------------
                                                                5,684
  -----------------------------------------------------------------------
  NEW JERSEY - 5.6%
      New Jersey COP Bonds, Series A (MBIA
        Insured),
        4.75%, 6/15/14                          5,000           5,063
      New Jersey Economic Development
        Authority Revenue Bonds, Series A
        (FSA Insured), Transportation
        Project,
        5.00%, 5/1/05                           1,375           1,444
      New Jersey Environmental
        Infrastructure Trust Revenue Bonds,
        Series A,
        5.00%, 9/1/11                           2,415           2,570
        5.00%, 9/1/13                           2,065           2,162
      New Jersey Healthcare Facilities
        Financing Authority Palisades
        Medical Center Obligation Group
        Revenue Bonds (ACA Insured),
        5.13%, 7/1/14                           1,770           1,678
        5.20%, 7/1/19                           1,000             914
      New Jersey State G.O. Refunding Bonds,
        Series E,
        5.00%, 7/15/04                         10,940          11,446
      New Jersey State Transit Corp. Revenue
        Bonds, Series A (AMBAC Insured),
        Capital Grant Anticipation Notes,
        5.00%, 2/1/02                           5,000           5,007
        5.13%, 2/1/04                           7,500           7,507
  -----------------------------------------------------------------------
                                                               37,791
  -----------------------------------------------------------------------
  NEW MEXICO - 0.8%
      Santa Fe City Gross Receipts TRB,
        6.00%, 6/1/11                           5,250           5,782
  -----------------------------------------------------------------------
  NEW YORK - 11.1%
      Metropolitan Transportation Authority
        Dedicated Tax Fund Revenue Bonds,
        Series A (FGIC Insured),
        6.13%, 4/1/16                           3,815           4,264
      Metropolitan Transportation Authority
        New York Transit Facilities Revenue
        Bonds, Series B (FGIC Insured),
        4.75%, 7/1/26                           2,000           1,873
      Nassau County Interim Finance
        Authority Revenue Bonds, Sales Tax
        Secured, Series A,
        5.63%, 11/15/20                         5,000           5,144
      New York City G.O. Bonds, Series A,
        6.00%, 5/15/19                          3,000           3,264
      New York City Municipal Water Finance
        Authority Water & Sewer Systems
        Revenue Bonds, Series A (MBIA
        Insured)
        5.63%, 6/15/19                          3,250           3,385
      New York City Transitional Finance
        Authority Revenue Bonds, Future Tax
        Secured, Series A,
        5.00%, 8/15/13                          5,000           5,158
      New York Mortgage Agency Revenue
        Bonds, 26th Series,
        5.85%, 4/1/17                           2,500           2,630
      New York State Dormitory Authority
        Revenue Bonds, Series A, Mount Sinai
        Health,
        6.00%, 7/1/05                           3,000           3,213
        6.00%, 7/1/06                           1,500           1,619
      New York State Dormitory Authority
        Revenue Bonds, Series C (FSA
        Insured), State University
        Educational Facilities,
        5.75%, 5/15/17                          4,000           4,452
      New York State Environmental
        Facilities Corp. Revenue Bonds,
        Series A, State Clean Water &
        Drinking Revolving Funds,
        6.00%, 6/15/16                          1,500           1,650
      New York State G.O. Bonds,
        6.63%, 8/1/01                           2,500           2,529
      New York State G.O. Refunding Bonds,
        Series C,
        6.00%, 10/1/06                          2,000           2,200

SEE NOTES TO FINANCIAL STATEMENTS.

FIXED INCOME FUNDS 66 NORTHERN FUNDS ANNUAL REPORT

                                                                MARCH 31, 2001

                                               PRINCIPAL
                                                 AMOUNT         VALUE
                                                 (000S)         (000S)
  -----------------------------------------------------------------------
  MUNICIPAL BONDS-97.3% - CONTINUED
  NEW YORK - 11.1% - (CONTINUED)
      New York State Thruway Authority
        Highway & Bridge Trust Fund Revenue
        Bonds, Series A (FGIC Insured),
        5.25%, 4/1/09                         $10,000         $10,778
        5.50%, 4/1/11                           7,500           8,264
      New York State Thruway Authority
        Highway & Bridge Trust Fund Revenue
        Bonds, Series A (FSA Insured),
        6.00%, 4/1/16                           1,000           1,110
      New York State Thruway Authority
        Service Contract Revenue Bonds,
        Local Highway & Bridge (AMBAC
        Insured),
        5.38%, 4/1/18                           5,000           5,170
      New York State Urban Development Corp.
        Subordinate Lien Revenue Bonds,
        5.50%, 7/1/16                           1,250           1,293
      Port Authority New York & New Jersey
        Revenue Bonds, Series No. 122,
        5.00%, 7/15/31                          4,150           3,967
        5.50%, 7/15/12                          3,000           3,189
  -----------------------------------------------------------------------
                                                               75,152
  -----------------------------------------------------------------------
  NORTH CAROLINA - 5.9%
      Mecklenburg County G.O. Bonds,
        Series B,
        4.80%, 3/1/08                           6,820           7,124
      North Carolina Eastern Municipal Power
        Agency Power Systems Revenue
        Refunding Bonds, Series B,
        5.20%, 1/1/10                           2,505           2,536
        6.00%, 1/1/06                           1,500           1,584
        6.13%, 1/1/09                           9,425          10,092
      North Carolina Medical Care Commission
        Healthcare Facilities Revenue Bonds,
        Wakemed Project (AMBAC Insured),
        5.00%, 10/1/27                          1,000             961
      North Carolina Public Improvement G.O.
        Refunding Bonds, Series A,
        5.00%, 9/1/01                           5,000           5,040
        5.00%, 9/1/15                          10,000          10,322
      North Carolina State Public
        Improvement G.O. Bonds, Series A,
        4.50%, 3/1/07                           2,000           2,066
  -----------------------------------------------------------------------
                                                               39,725
  -----------------------------------------------------------------------
  OHIO - 3.0%
      Akron City G.O. Bonds,
        5.75%, 12/1/17                          1,000           1,077
      Ohio State Common School Capital
        Facilities G.O. Bonds, Series A,
        5.00%, 6/15/14                          6,025           6,199
      Ohio State Higher Education Capital
        Facilities G.O. Bonds, Series A,
        5.25%, 2/1/11                           5,000           5,357
      Ohio State Higher Education Capital
        Facilities Revenue Bonds, Series
        II-A,
        5.25%, 12/1/06                          2,000           2,142
      Ohio State Highway Capital
        Improvements G.O. Bonds, Series E,
        5.50%, 5/1/08                           5,000           5,459
  -----------------------------------------------------------------------
                                                               20,234
  -----------------------------------------------------------------------
  OKLAHOMA - 2.4%
      Grand River Dam Authority Revenue
        Refunding Bonds (MBIA Insured),
        5.70%, 6/1/05                           4,850           5,225
      Grand River Dam Authority Revenue
        Refunding Bonds,
        4.00%, 6/1/04                          11,000          11,127
  -----------------------------------------------------------------------
                                                               16,352
  -----------------------------------------------------------------------
  OREGON - 1.4%
      Clackamas & Washington Counties School
        District No. 003 G.O. Bonds,
        7.00%, 8/1/02                           1,765           1,849
      Portland City Airport Way Urban
        Renewal & Redevelopment Tax
        Increment G.O. Bonds, Series A
        (AMBAC Insured),
        6.00%, 6/15/16                          3,450           3,813
      Washington County School District
        No. 48J Beaverton G.O. Bonds,
        5.00%, 8/1/06                           3,445           3,639
  -----------------------------------------------------------------------
                                                                9,301
  -----------------------------------------------------------------------

SEE NOTES TO FINANCIAL STATEMENTS.

                            NORTHERN FUNDS ANNUAL REPORT 67 FIXED INCOME FUNDS

FIXED INCOME FUNDS
   SCHEDULE OF INVESTMENTS
   INTERMEDIATE TAX EXEMPT
   FUND (CONTINUED)

                                               PRINCIPAL
                                                 AMOUNT         VALUE
                                                 (000S)         (000S)
  -----------------------------------------------------------------------
  MUNICIPAL BONDS-97.3% - CONTINUED
  PENNSYLVANIA - 3.8%
      Allegheny County Port Authority
        Special Revenue Bonds (MBIA
        Insured), Prerefunded,
        6.00%, 3/1/09                          $2,565          $2,905
      Council Rock School District G.O.
        Bonds (FGIC Insured),
        4.75%, 11/15/17                         3,000           2,912
      Pennsylvania Economic Development
        Financing Authority Exempt
        Facilities Revenue Bonds, Series A
        (AMT) Amtrak Project,
        6.13%, 11/1/21                          1,200           1,195
      Pennsylvania State G.O. Bonds,
        Series No. 1,
        5.13%, 1/15/18                          2,000           2,022
      Pennsylvania State G.O. Bonds,
        Series No. 2,
        5.00%, 10/15/05                         5,700           6,009
      Pennsylvania State Higher Education
        Revenue Bonds, Capital Acquisition
        (MBIA Insured),
        6.00%, 12/15/13                         1,815           2,032
        6.13%, 12/15/14                         1,925           2,159
      Pennsylvania State Intergovernmental
        Cooperative Authority Special TRB,
        City of Philadelphia Funding Program
        (FGIC Insured), Escrowed to Maturity,
        6.00%, 6/15/02                          3,000           3,061
      Pennsylvania State Intergovernmental
        Cooperative Authority Special TRB,
        City of Philadelphia Funding Program
        (FGIC Insured), Prerefunded,
        6.75%, 6/15/05                          3,300           3,701
  -----------------------------------------------------------------------
                                                               25,996
  -----------------------------------------------------------------------
  SOUTH CAROLINA - 4.4%
      Columbia Waterworks & Sewer System
        Capital Appreciation Revenue Bonds,
        0.00%, 2/1/03                           3,500           3,270
      South Carolina State Capital
        Improvement G.O. Bonds, Series A,
        3.50%, 1/1/14                           6,280           5,545
      South Carolina State Capital
        Improvements G.O. Bonds, Series B,
        5.75%, 8/1/04                           3,900           4,174
      South Carolina State Public Service
        Authority Revenue Refunding Bonds,
        Series B (FGIC Insured),
        6.50%, 1/1/04                           8,650           9,294
        6.50%, 1/1/05                           5,000           5,475
      South Carolina State School Facilities
        G.O. Bonds, Series A,
        4.38%, 1/1/13                           2,000           1,971
  -----------------------------------------------------------------------
                                                               29,729
  -----------------------------------------------------------------------
  TENNESSEE - 2.2%
      Knox County G.O. Refunding Bonds,
        5.00%, 4/1/10                           4,420           4,669
      Knoxville City G.O. Refunding Bonds,
        Series A,
        4.00%, 5/1/01                             945             946
      Memphis City Electric System Revenue
        Refunding Bonds,
        5.80%, 1/1/03                           1,100           1,144
      Memphis-Shelby County Tennessee
        Airport Authority General Revenue
        Bonds, Series D (AMT) (AMBAC
        Insured),
        6.25%, 3/1/15                           2,000           2,208
      Shelby County Health, Educational &
        Housing Facilities Board Revenue
        Bonds, St. Jude's Children's
        Research,
        4.65%, 7/1/04                           1,000           1,026
      Tennessee Energy Acquisition Corp. Gas
        Revenue Bonds, Series B (AMBAC
        Insured),
        4.50%, 9/1/08                           5,205           5,077
  -----------------------------------------------------------------------
                                                               15,070
  -----------------------------------------------------------------------
  TEXAS - 5.5%
      Austin City Utilities Systems Revenue
        Refunding Bonds (FSA Insured),
        5.13%, 11/15/17                         3,000           3,012
      Austin City Utilities Systems Revenue
        Refunding Bonds, Series A (MBIA
        Insured),
        6.00%, 11/15/04                         1,325           1,399
      El Paso City Independent School
        District Capital Appreciation G.O.
        Bonds (PSF, Gtd.),
        0.00%, 2/15/02                          2,000           1,941

SEE NOTES TO FINANCIAL STATEMENTS.

FIXED INCOME FUNDS 68 NORTHERN FUNDS ANNUAL REPORT

                                                                MARCH 31, 2001

                                               PRINCIPAL
                                                 AMOUNT         VALUE
                                                 (000S)         (000S)
  -----------------------------------------------------------------------
  MUNICIPAL BONDS-97.3% - CONTINUED
  TEXAS - 5.5% _ - _ (CONTINUED)
      Harris County Health Facilities
        Development Corp. Hospital Revenue
        Bonds, Texas Childrens Hospital-B-1
        (MBIA Insured),
        3.50%, 4/4/01                          $3,200          $3,200
      Harris County Toll Road Senior
        Subordinate Lien Revenue Refunding
        Bonds (AMBAC Insured),
        4.95%, 8/15/06                          7,450           7,840
      Houston City Independent School
        District Public Facilities Corp.
        Lease West Side Capital Appreciation
        Revenue Bonds, Series B (AMBAC
        Insured),
        0.00%, 9/15/01                          2,955           2,909
      San Antonio City Electricity & Gas
        Revenue Refunding Bonds, Series A,
        4.50%, 2/1/21                           5,050           4,581
        5.25%, 2/1/14                           2,500           2,584
        5.25%, 2/1/16                          10,000          10,191
  -----------------------------------------------------------------------
                                                               37,657
  -----------------------------------------------------------------------
  VIRGIN ISLANDS - 0.5%
      Virgin Islands PFA Revenue Bonds,
        Series A, Gross Receipts Taxes Lien
        Note,
        5.63%, 10/1/10                          3,000           3,164
  -----------------------------------------------------------------------
  VIRGINIA - 1.9%
      Arlington County G.O. Bonds,
        5.80%, 12/1/02                          3,250           3,367
      Charles City County IDA Solid Waste
        Disposal Facility Revenue Refunding
        Bonds (AMT), Waste Management, Inc.
        Project,
        4.88%, 2/1/09                           3,000           2,832
      Richmond City G.O. Bonds (FSA Insured),
        5.13%, 1/15/05                          5,710           6,016
      Virginia State G.O. Refunding Bonds,
        Series B,
        4.60%, 6/1/04                             460             476
  -----------------------------------------------------------------------
                                                               12,691
  -----------------------------------------------------------------------
  WASHINGTON - 3.3%
      King County Sewer Revenue Bonds,
        Second Series (FGIC Insured),
        6.25%, 1/1/15                           5,020           5,579
      Pierce County School District No. 003
        Puyallup G.O. Bonds, Series A,
        7.75%, 12/1/01                          1,000           1,029
      Pierce County School District No. 417
        Fife G.O. Bonds, Series A,
        7.85%, 12/1/01                          1,000           1,030
      Snohomish County School District
        No. 015 Edmonds G.O. Refunding Bonds,
        7.00%, 12/1/01                          1,645           1,686
      Washington State Compound Interest
        G.O. Bonds, Series S-5 (FGIC
        Insured),
        0.00%, 1/1/19                           5,000           1,962
      Washington State G.O. Bonds,
        Series S-4,
        5.75%, 1/1/12                          10,000          11,009
  -----------------------------------------------------------------------
                                                               22,295
  -----------------------------------------------------------------------
-------------------------------------------------------------------------
  TOTAL MUNICIPAL BONDS
-------------------------------------------------------------------------
  (COST $640,940)                                             659,686
                                              NUMBER
                                             OF SHARES        VALUE
                                              (000S)          (000S)
  OTHER-2.5%
      AIM Tax Exempt Cash Reserve Fund          8,635           8,635
      Dreyfus Tax-Exempt Cash Management        7,981           7,981
        Fund
-------------------------------------------------------------------------
  TOTAL OTHER
  (COST $16,616)                                               16,616



-------------------------------------------------------------------------
  TOTAL INVESTMENTS - 99.8%
-------------------------------------------------------------------------
  (COST $657,556)                                             676,302
  Other Assets less Liabilities - 0.2%                          1,485
-------------------------------------------------------------------------

        NET ASSETS-100%                                     $ 677,787


SEE NOTES TO FINANCIAL STATEMENTS.

                           NORTHERN FUNDS ANNUAL REPORT 69 FIXED INCOME FUNDS

FIXED INCOME FUNDS
SCHEDULE OF INVESTMENTS
SHORT-INTERMEDIATE U.S.
GOVERNMENT FUND

                                               PRINCIPAL
                                                 AMOUNT         VALUE
                                                 (000S)         (000S)
-------------------------------------------------------------------------
  CORPORATE BONDS-2.8%

  INTER-AMERICAN DEVELOPMENT BANK,
   7.00%, 6/16/03                                $2,030          $2,120
-------------------------------------------------------------------------
  TOTAL CORPORATE BONDS
-------------------------------------------------------------------------
  (COST $2,025)                                                   2,120


  U.S. GOVERNMENT AGENCIES-62.7%
  FANNIE  MAE - 43.2%
      FNMA Notes,
         5.13%, 2/13/04                           3,200           3,225
         5.63%, 5/14/04                           9,400           9,594
         6.75%, 8/15/02                          10,250          10,554
      Pool #017334,
         6.50%, 4/1/15                            4,000           4,048
      Pool #535883,
         6.00%, 9/1/29                            5,990           5,833
  -----------------------------------------------------------------------
                                                                 33,254
  -----------------------------------------------------------------------
  FANNIE MAE REMIC TRUST - 1.4%
      Series 1997-M1, Class A,
         6.78%, 1/17/03                           1,067           1,072
  -----------------------------------------------------------------------
  FEDERAL HOME LOAN BANK - 4.2%
         7.25%, 5/15/03                           3,050           3,203
  -----------------------------------------------------------------------
  FREDDIE MAC - 4.3%
      Pool #410092,
         7.36%, 11/1/24                             235             239
      Series 1500, Class H,
         6.75%, 8/15/21                           3,000           3,062
  -----------------------------------------------------------------------
                                                                  3,301
  -----------------------------------------------------------------------
  FREDDIE MAC MTN - 7.6%
         5.75%, 7/15/03                           5,750           5,881
  -----------------------------------------------------------------------
  GOVERNMENT NATIONAL MORTGAGE ASSOCIATION - 2.0%
      Pool #525360,
         8.00%, 10/15/30                          1,513           1,562
-------------------------------------------------------------------------
  TOTAL U.S. GOVERNMENT AGENCIES
-------------------------------------------------------------------------
  (COST $47,373)                                                 48,273


  U.S. GOVERNMENT OBLIGATIONS-31.0%

  U.S. TREASURY NOTES - 31.0%
         5.75%, 8/15/03                          11,950          12,336
         6.00%, 8/15/04                          11,000          11,519
  -----------------------------------------------------------------------
                                                                 23,855
-------------------------------------------------------------------------
  TOTAL U.S. GOVERNMENT OBLIGATIONS
-------------------------------------------------------------------------
  (COST $23,433)                                                 23,855


  SHORT-TERM INVESTMENTS-2.9%
      FHLB Discount Notes,
         5.20%, 4/2/01                            2,238           2,238
-------------------------------------------------------------------------
  TOTAL SHORT-TERM INVESTMENTS
-------------------------------------------------------------------------
  (COST $2,238)                                                   2,238



-------------------------------------------------------------------------
  TOTAL INVESTMENTS - 99.4%
-------------------------------------------------------------------------
  (COST $75,068)                                                 76,486

     Other Assets less Liabilities - 0.6%                           451
-------------------------------------------------------------------------
  NET ASSETS-100%                                               $76,937

SEE NOTES TO THE FINANCIAL STATEMENTS.

FIXED INCOME FUNDS  70  NORTHERN FUNDS ANNUAL REPORT

                                                             FIXED INCOME FUNDS
SCHEDULE OF INVESTMENTS                                          MARCH 31, 2001
TAX-EXEMPT FUND

                                               PRINCIPAL
                                                AMOUNT          VALUE
                                                (000S)          (000S)
-------------------------------------------------------------------------
  MUNICIPAL BONDS-97.4%

  ALABAMA - 0.4%
      Courtland Industrial Development Board
        Solid Waste Disposal Revenue
        Refunding Bonds (AMT), Champion
        International Corp. Project,
        6.00%, 8/1/29                           $2,000           $1,948
  -----------------------------------------------------------------------
  ARIZONA - 4.0%
      Arizona Student Loan Acquisition
        Authority Revenue Refunding Bonds,
        Series A-1 (AMT),
        5.90%, 5/1/24                            1,000            1,037

      Cochise County Unified School District
        No. 68 Sierra Vista G.O. Bonds,
        Series B (FGIC Insured),
        9.00%, 7/1/03                            1,375            1,538

      Maricopa County Community College
        District G.O. Bonds, Series B,
        5.00%, 7/1/12                            1,500            1,541

      Maricopa County School District No. 11
        Peoria G.O. Bonds, Unified Project
        of 1991, Prerefunded,
        5.50%, 7/1/05                            1,500            1,621

      Maricopa County Scottsdale Unified
        School District No. 48 G.O. Bonds,
        School Improvement, Prerefunded,
        6.00%, 7/1/02                            2,500            2,608

      Maricopa County Unified School
        District No. 41 Gilbert G.O. Bonds,
        6.25%, 7/1/15                            3,000            3,149

      Maricopa County Unified School
        District No. 69 Paradise Valley G.O.
        Bonds, Series B,
        8.50%, 7/1/06                            5,500            6,678

      Mesa IDA Student Housing Revenue
        Bonds, Series A, ASU East/Maricopa
        College,
        6.00%, 7/1/32                            1,000              965

      Pima County Refunding G.O. Bonds,
        6.30%, 7/1/02                            2,500            2,592
  -----------------------------------------------------------------------
                                                                 21,729
  -----------------------------------------------------------------------
  CALIFORNIA - 8.2%
      Anaheim PFA Lease Capital Appreciation
        Revenue Bonds, Series C,
        Public Improvements
        Project (FSA Insured),
        0.00%, 9/1/35                            5,000              780
      Bay Area Government Association Bay
        Area Rapid Transit Revenue Bonds,
        Series A, Bart SFO Extension, FTA
        Capital Grant (AMBAC Insured),
        5.00%, 6/15/08                           2,000            2,026

      California Educational Facilities
        Authority Revenue Bonds, Loyola
        Marymount (MBIA Insured),
        0.00%, 10/1/31                           4,000              615

      California Health Facilities Finance
        Authority Revenue Bonds, Northern
        California Presbyterian,
        5.13%, 7/1/18                            4,315            4,145

      California State Public Works Board
        Lease Revenue Bonds, Series A,
        6.10%, 9/1/02                            5,000            5,158

      California Statewide Community
        Development Authority Apartment
        Development Revenue Refunding Bonds,
        Series A-2, Irvine Apartments
        Community Project,
        4.90%, Mandatory Put 5/15/08             2,000            2,012

      Kern High School District G.O.
        Refunding Bonds, Series A (MBIA
        Insured),
        6.60%, 2/1/17                            1,845            2,165
        6.60%, 8/1/17                            1,825            2,142

      Los Angeles Convention & Exhibition
        Center Authority COP, Prerefunded,
        9.00%, 12/1/05                           6,000            7,421
        9.00%, 12/1/05                           6,000            7,421

      Los Angeles Department of Water &
        Power Electric Plant Revenue Bonds,
        6.00%, 2/15/16                           4,125            4,386

      Los Angeles Department of Water &
        Power Waterworks Revenue Bonds,
        Series A,
        5.13%, 7/1/41                            1,250            1,219

      Los Angeles Water & Power Revenue
        Bonds, Series A-A-3, Power System
        Project,
        5.25%, 7/1/24                            3,000            3,003
        5.38%, 7/1/21                            1,000            1,012

SEE NOTES TO THE FINANCIAL STATEMENTS.

                         NORTHERN FUNDS ANNUAL REPORT 71 FIXED INCOME FUNDS

FIXED INCOME FUNDS
SCHEDULE OF INVESTMENTS
TAX-EXEMPT FUND (CONTINUED)

                                              PRINCIPAL
                                                AMOUNT          VALUE
                                                (000S)          (000S)
-------------------------------------------------------------------------
  MUNICIPAL BONDS-97.4% -- CONTINUED

  CALIFORNIA - 8.2% -- (CONTINUED)
      Walnut Valley Unified School District
        G.O. Bonds, Series A (MBIA Insured),
        Escrowed to Maturity,
        6.00%, 8/1/13                            $1,000          $ 1,161
  -----------------------------------------------------------------------
                                                                  44,666
  -----------------------------------------------------------------------
  COLORADO - 0.9%
      Colorado Health Facilities Authority
        Revenue Bonds, Portercare Adventist
        Health Hospital,
        6.50%, 11/15/31                          1,000              984

      Denver City & County Special
        Facilities Airport Revenue Bonds,
        Series A (AMT), Rental Car Project
        (MBIA Insured),
        6.00%, 1/1/14                            3,360            3,630
  -----------------------------------------------------------------------
                                                                  4,614
  -----------------------------------------------------------------------
  CONNECTICUT - 1.9%
      Connecticut State Special Tax
        Obligation Revenue Bonds, Series A,
        Transportation Infrastructure,
        7.13%, 6/1/10                            8,625           10,371
  -----------------------------------------------------------------------
  FLORIDA - 8.6%
      Broward County G.O. Bonds, Escrowed to
        Maturity,
        10.00%, 7/1/14                          15,950           23,501

      Crossings at Fleming Island Community
        Development District Special
        Assessment Revenue Refunding Bonds,
        Series C,
        7.05%, 5/1/15                            2,000            2,109

      Florida State Board of Education
        Capital Outlay G.O. Bonds, Series E,
        Public Education,
        5.50%, 6/1/08                            1,550            1,695

      Florida State Board of Education
        Capital Outlay G.O. Bonds,
        Unrefunded Balance, Escrowed to
        Maturity,
        9.13%, 6/1/14                            2,090            2,904

      Florida State Board of Education
        Capital Outlay Refunding G.O. Bonds,
        Escrowed to Maturity,
        9.13%, 6/1/14                              325              451

      Heritage Palms Community Development
        District Capital Improvement Revenue
        Bonds,
        6.25%, 11/1/04                           1,840            1,858

      Jacksonville Electric Authority
        Revenue Bonds, Series 3C,
        5.63%, 10/1/35                           1,000            1,011

      Orlando Utilities Commission Water and
        Electric Revenue Refunding Bonds,
        Series D,
        6.75%, 10/1/17                           6,200            7,470

      Pinellas County Sewer Revenue Bonds
        (MBIA Insured), Escrowed to Maturity,
        5.75%, 10/1/05                           2,500            2,723

      Poinciana Community Development
        District Special Assessment Bonds,
        Series A,
        7.13%, 5/1/31                            1,000            1,025

      Vista Lakes Community Development
        District Capital Improvement Revenue
        Bonds, Series B,
        6.35%, 5/1/05                            1,000            1,009

      Volusia County Educational Facility
        Authority Revenue Bonds, Series A,
        Embry-Riddle Aeronautical,
        5.75%, 10/15/29                          1,000            1,010
  -----------------------------------------------------------------------
                                                                 46,766
  -----------------------------------------------------------------------
  GEORGIA - 1.7%
      Forsyth County G.O. Bonds,
        6.00%, 3/1/18                            3,290            3,618

      Gainesville & Hall County Development
        Authority Revenue Bonds, Series C,
        Senior Living Facilities - Lanier
        Village,
        7.25%, 11/15/29                          2,000            1,960

      Georgia Municipal Electric Authority
        Power Revenue Bonds, Series B (FGIC
        Insured),
        6.38%, 1/1/16                            2,300            2,690

      Private Colleges & Universities
        Authority Revenue Bonds, Series A,
        Mercer Housing Corp. Project,
        6.00%, 6/1/21                            1,000              993
  -----------------------------------------------------------------------
                                                                  9,261
  -----------------------------------------------------------------------

SEE NOTES TO THE FINANCIAL STATEMENTS.

FIXED INCOME FUNDS  72  NORTHERN FUNDS ANNUAL REPORT

                                                                 MARCH 31, 2001

                                              PRINCIPAL
                                                AMOUNT          VALUE
                                                (000S)          (000S)
-------------------------------------------------------------------------
  MUNICIPAL BONDS-97.4% -- CONTINUED

  IDAHO - 0.3%
      Power County Industrial Development
        Corp. Solid Waste Disposal Revenue
        Bonds (AMT), FMC Corp. Project,
        6.45%, 8/1/32                           $1,750           $1,759
  -----------------------------------------------------------------------
  ILLINOIS - 5.2%
      Chicago City G.O. Bonds, Series A
        (FGIC Insured),
        6.75%, 1/1/35                           10,000           11,989

      Chicago Park District Parking Facility
        Revenue Bonds (ACA Insured),
        6.00%, 1/1/19                            3,000            3,051

      Chicago Water Revenue Refunding Bonds
        (FGIC Insured),
        4.13%, 11/1/13                           6,455            6,164

      Illinois Development Financing
        Authority Economic Development
        Revenue Bonds, Latin School of
        Chicago Project,
        5.60%, 8/1/18                              350              343
        5.65%, 8/1/28                              730              693

      Illinois Student Assistance Commission
        Student Loan Revenue Senior Bonds,
        Series QQ,
        3.75%, 9/1/02                            2,015            2,021

      Lake County Community Construction
        School District No. 41 Capital
        Appreciation G.O. Bonds, Series B
        (FGIC Insured),
        0.00%, 11/1/20                           4,500            1,582

      Metropolitan Pier & Exposition
        Authority Dedicated State Tax
        Capital Appreciation Revenue
        Refunding Bonds, McCormick Project
        (FGIC Insured),
        0.00%, 6/15/21                           1,025              346
        0.00%, 6/15/29                          10,000            2,152
  -----------------------------------------------------------------------
                                                                 28,341
  -----------------------------------------------------------------------
  INDIANA - 7.4%
      Franklin Township School Building,
        Marion County First Mortgage Revenue
        Bonds,
        6.50%, 7/15/18                           5,000            5,936

      Hamilton County Public Building Corp.
        First Mortgage G.O. Bonds,
        7.25%, 8/1/13                            4,200            5,200

      Indiana Educational Facilities
        Authority Revenue Bonds, Hulman
        Institution of Technology (MBIA
        Insured),
        5.00%, 6/1/17                            1,690            1,718

      Indiana HFA SFM Revenue Bonds, Series
        C-3 (AMT),
        6.30%, 7/1/31                            1,500            1,535

      Indiana Municipal Power Agency
        Refunding Revenue Bonds, Series B
        (MBIA Insured),
        6.00%, 1/1/12                            1,810            2,044

      Indiana Office Building Commission
        Capital Complex Revenue Bonds,
        Series B (MBIA Insured),
        7.40%, 7/1/15                            5,620            7,187

      Indiana Transportation Finance
        Authority Airport Facilities Lease
        Revenue Refunding Bonds, Series A,
        5.50%, 11/1/12                           3,305            3,430

      Indianapolis City Industrial Utilities
        District Revenue Refunding Bonds,
        Series B (FGIC Insured),
        3.50%, 6/1/18                            3,280            2,744

      Indianapolis City Industrial Utilities
        District Revenue Refunding Bonds,
        Series B (FGIC Insured), Escrowed to
        Maturity,
        4.00%, 6/1/08                            2,275            2,268
        5.00%, 6/1/06                            1,740            1,842

      Indianapolis City Local Public
        Improvement Capital Appreciation
        Revenue Bonds, Series E (AMBAC
        Insured),
        0.00%, 2/1/22                            3,000              975

      Marion County Convention &
        Recreational Facilities Authority
        Excise TRB, Series A (AMBAC Insured),
        7.00%, 6/1/21                            3,500            3,588

      Monroe County Hospital Authority
        Revenue Bonds, Series B, Bloomington
        Hospital Obligation Group (FSA
        Insured),
        6.00%, 5/1/29                            2,000            2,119
  -----------------------------------------------------------------------
                                                                 40,586
  -----------------------------------------------------------------------

SEE NOTES TO THE FINANCIAL STATEMENTS.

                            NORTHERN FUNDS ANNUAL REPORT 73 FIXED INCOME FUNDS

FIXED INCOME FUNDS
SCHEDULE OF INVESTMENTS
TAX-EXEMPT FUND (CONTINUED)

                                              PRINCIPAL
                                                AMOUNT          VALUE
                                                (000S)          (000S)
-------------------------------------------------------------------------
  MUNICIPAL BONDS-97.4% -- CONTINUED

  KENTUCKY - 1.3%
      Jefferson County Student Housing
        Industrial Building Revenue Bonds,
        Series A, Collegiate Housing
        Foundation,
        7.13%, 9/1/29                           $1,500           $1,548
      Kentucky State Property & Buildings
        Refunding Revenue Bonds, Series A,
        Project No. 69 (FSA Insured),
        5.25%, 8/1/09                            5,000            5,394
  -----------------------------------------------------------------------
                                                                  6,942
  -----------------------------------------------------------------------
  MARYLAND - 0.5%
      Maryland Community Development
        Administration Department Housing &
        Community Development Revenue Bonds,
        Series D (AMT), (FHA Insured),
        6.20%, 9/1/20                            1,750            1,856
        6.25%, 9/1/32                            1,000            1,057
  -----------------------------------------------------------------------
                                                                  2,913
  -----------------------------------------------------------------------
  MASSACHUSETTS - 4.9%
      Massachusetts Bay Transportation
        Authority Revenue Bonds, Series A,
        General Transportation System (MBIA
        Insured),
        4.50%, 3/1/26                            5,000            4,401

      Massachusetts State Development
        Finance Agency Revenue Bonds, Series
        P, Boston University,
        5.38%, 5/15/39                           2,000            1,954
        6.00%, 5/15/59                           2,000            2,187

      Massachusetts State Health &
        Educational Facilities Authority
        Revenue Bonds, Series A, Caritas
        Christi Obligation Group,
        5.63%, 7/1/20                            4,500            3,776

      Massachusetts State Health &
        Educational Facilities Authority
        Revenue Bonds, Series B, Partners
        Healthcare Systems,
        5.13%, 7/1/19                            1,500            1,417

      Massachusetts State Turnpike Authority
        Metropolitan Highway System Revenue
        Senior Bonds, Series A (MBIA
        Insured),
        5.00%, 1/1/37                           10,000            9,414

      Massachusetts State Water Pollution
        Abatement Revenue Bonds, Series A,
        MWRA Program,
        6.00%, 8/1/19                            3,000            3,420
  -----------------------------------------------------------------------
                                                                 26,569
  -----------------------------------------------------------------------
  MICHIGAN - 0.8%
      Michigan State Hospital Finance
        Authority Revenue Refunding Bonds,
        Series A, McLaren Obligation Group
        (MBIA Insured),
        4.50%, 10/15/21                          5,000            4,445
  -----------------------------------------------------------------------
  MINNESOTA - 0.4%
      Minnesota State Housing Finance Agency
        SFM Revenue Bonds,
        5.70%, 1/1/17                            2,000            2,102
  -----------------------------------------------------------------------
  MISSOURI - 0.3%
      Missouri State Environmental
        Improvement & Energy Resources
        Authority Revenue Bonds, Series B,
        State Revolving Funds Program,
        5.50%, 7/1/11                            1,000            1,101
      St. Louis Airport Revenue Bonds,
        6.25%, 1/1/02                              750              762
  -----------------------------------------------------------------------
                                                                  1,863
  -----------------------------------------------------------------------
  NEBRASKA - 1.0%
      American Public Energy Agency Gas
        Supply Revenue Bonds, Series C
        (AMBAC Insured), Nebraska Public Gas
        Agency Project,
        4.30%, 3/1/11                            5,500            5,243
  -----------------------------------------------------------------------
  NEVADA - 0.5%
      Nevada State G.O. Refunding Bonds,
        Project 20-23A, Escrowed to Maturity,
        7.20%, 7/1/06                            2,540            2,561
  -----------------------------------------------------------------------
  NEW JERSEY - 4.4%
      New Jersey COP Bonds, Series A (MBIA
        Insured),
        4.75%, 6/15/14                           5,000            5,063
      New Jersey Environmental
        Infrastructure Trust Revenue Bonds,
        Series A,
        5.00%, 9/1/11                            1,000            1,064
        5.00%, 9/1/13                            2,000            2,094

SEE NOTES TO THE FINANCIAL STATEMENTS.

FIXED INCOME FUNDS  74  NORTHERN FUNDS ANNUAL REPORT

                                                                 MARCH 31, 2001

                                              PRINCIPAL
                                                AMOUNT          VALUE
                                                (000S)          (000S)
-------------------------------------------------------------------------
  MUNICIPAL BONDS-97.4% -- CONTINUED

  NEW JERSEY - 4.4% -- (CONTINUED)
      New Jersey Healthcare Facilities
        Financing Authority Revenue Bonds,
        Palisades Medical Center Obligation
        Group (ACA Insured),
        5.25%, 7/1/28                           $1,500           $1,332

      New Jersey State Transit Corp. Revenue
        Bonds, Series A (AMBAC Insured),
        Capital Grant Anticipation Notes,
        5.00%, 2/1/02                            5,000            5,007
        5.13%, 2/1/04                            7,500            7,507

      New Jersey State Turnpike Authority
        Revenue Refunding Bonds, Series A,
        6.75%, 1/1/08                            2,000            2,045
  -----------------------------------------------------------------------
                                                                 24,112
  -----------------------------------------------------------------------
  NEW YORK - 16.6%
      Dutchess County IDA Civic Facilities
        Revenue Bonds, Bard College Civic
        Facility,
        5.75%, 8/1/30                            2,000            2,068

      Metropolitan Transportation Authority
        Revenue Bonds, Series A (FGIC
        Insured),
        4.75%, 4/1/28                            4,190            3,930

      Nassau County Interim Finance
        Authority Revenue Bonds, Sales Tax
        Secured, Series A,
        5.63%, 11/15/20                          5,000            5,144

      New York City Municipal Water Finance
        Authority Water & Sewer System
        Revenue Bonds, Series A (MBIA
        Insured),
        5.50%, 6/15/23                           5,000            5,088

      New York City Municipal Water Finance
        Authority Water & Sewer System
        Revenue Refunding Bonds, Series B
        (MBIA Insured),
        6.00%, 6/15/33                           3,100            3,384

      New York City Transitional Finance
        Authority Revenue Bonds, Future Tax
        Secured, Series A,
        5.00%, 8/15/13                           5,000            5,158

      New York City Transitional Finance
        Authority Revenue Bonds, Future Tax
        Secured, Series B,
        6.00%, 11/15/24                          4,000            4,377
        6.13%, 11/15/15                          2,000            2,254

      New York G.O. Refunding Bonds,
        Series A,
        6.00%, 5/15/30                           5,550            6,021

      New York Mortgage Agency Revenue
        Bonds, 26th Series,
        5.85%, 4/1/17                            2,500            2,630

      New York State Dormitory Authority
        Revenue Bonds, Series A, Mt. Sinai
        School of Medicine (MBIA Insured),
        5.15%, 7/1/24                           20,000           20,101

      New York State Dormitory Authority
        Revenue Bonds, Series A, University
        Dormitory Facilities,
        6.25%, 7/1/20                            1,115            1,248

      New York State Thruway Authority
        Service Contract Revenue Bonds,
        Local Highway & Bridge (AMBAC
        Insured),
        5.38%, 4/1/18                            5,610            5,801

      New York State Urban Development Corp.
        Senior Lien Revenue Bonds (Colld. by
        HUD 236),
        5.38%, 7/1/22                           10,000           10,152

      Port Authority New York & New Jersey
        Revenue Bonds, Series No. 122,
        5.00%, 7/15/31                           6,450            6,166
        5.50%, 7/15/12                           2,000            2,126

      Triborough Bridge & Tunnel Authority
        General Purpose Revenue Bonds,
        Series SR,
        5.00%, 1/1/07                            4,725            4,903
  -----------------------------------------------------------------------
                                                                 90,551
  -----------------------------------------------------------------------
  NORTH CAROLINA - 7.7%
      North Carolina Eastern Municipal Power
        Agency Revenue Refunding Bonds,
        Series A,
        5.75%, 1/1/26                            4,000            3,892

      North Carolina Medical Care Commission
        Healthcare Facilities Revenue Bonds,
        Wakemed Project (AMBAC Insured),
        5.00%, 10/1/27                           2,000            1,921

SEE NOTES TO THE FINANCIAL STATEMENTS.

                          NORTHERN FUNDS ANNUAL REPORT 75 FIXED INCOME FUNDS

FIXED INCOME FUNDS
SCHEDULE OF INVESTMENTS
TAX-EXEMPT FUND (CONTINUED)

                                              PRINCIPAL
                                                AMOUNT          VALUE
                                                (000S)          (000S)
-------------------------------------------------------------------------
  MUNICIPAL BONDS-97.4% -- CONTINUED
  NORTH CAROLINA - 7.7% -- (CONTINUED)
      North Carolina Municipal Power Agency
        No. 1 Catawaba Electric Revenue
        Bonds, Series B, Unrefunded Balance,
        6.00%, 1/1/20                           $3,720           $3,720

      North Carolina Public Improvement G.O.
        Refunding Bonds, Series A,
        5.00%, 9/1/01                            7,000            7,057

      North Carolina State Eastern Municipal
        Power Agency Power System Revenue
        Refunding Bonds, Series A, Escrowed
        to Maturity,
        6.50%, 1/1/18                            2,655            3,150

      North Carolina State Eastern Municipal
        Power Agency Power System Revenue
        Refunding Bonds, Series B,
        7.00%, 1/1/08                           18,950           21,201

      North Carolina State Eastern Municipal
        Power Agency Power System Revenue
        Refunding Bonds, Series D,
        6.75%, 1/1/26                            1,000            1,065
  -----------------------------------------------------------------------
                                                                 42,006
  -----------------------------------------------------------------------
  OHIO - 2.4%
      Columbus City G.O. Bonds, Series 2,
        6.00%, 6/15/07                           4,090            4,554
      Ohio State Common School Capital
        Facilities G.O. Bonds, Series A,
        5.00%, 6/15/14                           5,000            5,145
      Plain Local School District G.O. Bonds
        (FGIC Insured),
        6.00%, 12/1/25                           1,000            1,092
      Scioto County Refunding Revenue Bonds,
        Norfolk Southern Corp. Project,
        5.30%, 5/19/06                           2,500            2,413
  -----------------------------------------------------------------------
                                                                 13,204
  -----------------------------------------------------------------------
  OKLAHOMA - 1.6%
      McGee Creek Authority Water Revenue
        Bonds (MBIA Insured),
        6.00%, 1/1/13                            6,000            6,838

      Payne County Economic Development
        Student Housing Authority Revenue
        Bonds, Series A, Collegiate Housing
        Foundation,
        6.38%, 6/1/30                            2,000            2,042
  -----------------------------------------------------------------------
                                                                  8,880
  -----------------------------------------------------------------------
  OREGON - 0.4%
      Oregon State G.O. Bonds, Series 66,
        10.50%, 6/1/02                           1,000            1,081

      Oregon State Housing & Community
        Services Department Mortgage Revenue
        Bonds, Series E (FHA Insured), SFM
        Program,
        6.15%, 7/1/30                            1,000            1,057
  -----------------------------------------------------------------------
                                                                  2,138
  -----------------------------------------------------------------------
  PENNSYLVANIA - 1.5%
      Allegheny County Port Authority
        Special Revenue Bonds (MBIA Insured),
        6.13%, 3/1/29                            1,635            1,865

      Council Rock School District G.O.
        Bonds (FGIC Insured),
        4.75%, 11/15/17                          1,000              971

      Montgomery County Higher Education &
        Health Authority Revenue Bonds,
        Series A, Philadelphia Geriatric
        Center,
        7.38%, 12/1/30                           3,000            2,847

      Pennsylvania Economic Development
        Financing Authority Exempt
        Facilities Revenue Bonds, Series A,
        Amtrak Project,
        6.25%, 11/1/31                           1,205            1,207

      Pennsylvania State Higher Educational
        Facilities Authority Student Housing
        Revenue Bonds, Series A, Student
        Association, Inc. Project,
        6.75%, 9/1/32                            1,500            1,514
  -----------------------------------------------------------------------
                                                                  8,404
  -----------------------------------------------------------------------
  PUERTO RICO - 0.4%
      Puerto Rico Commonwealth Highway &
        Transportation Authority Revenue
        Bonds, Series B,
        6.00%, 7/1/31                            2,000            2,188
  -----------------------------------------------------------------------

SEE NOTES TO THE FINANCIAL STATEMENTS.

FIXED INCOME FUNDS  76  NORTHERN FUNDS ANNUAL REPORT

                                                                 MARCH 31, 2001

                                              PRINCIPAL
                                                AMOUNT          VALUE
                                                (000S)          (000S)
-------------------------------------------------------------------------
  MUNICIPAL BONDS-97.4% -- CONTINUED

  RHODE ISLAND - 0.6%
      Rhode Island Economic Development
        Corp. Airport Revenue Bonds,
        Series B (FGIC Insured),
        6.50%, 7/1/18                           $3,000           $3,404
  -----------------------------------------------------------------------
  SOUTH CAROLINA - 1.9%
      Georgetown County Pollution Control
        Facilities Revenue Refunding Bonds,
        Series A, International Paper Co.
        Project,
        5.13%, 2/1/12                            3,000            2,914

      Piedmont Municipal Power Agency
        Electric Revenue Refunding Bonds,
        Series A,
        6.55%, 1/1/16                            2,115            2,115

      South Carolina State G.O. Bonds,
        Series A,
        3.50%, 1/1/14                            5,890            5,201
  -----------------------------------------------------------------------
                                                                 10,230
  -----------------------------------------------------------------------
  TENNESSEE - 1.9%
      Knox County G.O. Refunding Bonds,
        5.00%, 4/1/10                            3,000            3,169

      Tennessee Energy Acquisition Corp. Gas
        Revenue Bonds, Series B (AMBAC
        Insured),
        4.50%, 9/1/08                            5,000            4,877

      Tennessee State G.O. Refunding Bonds,
        Series A,
        5.00%, 5/1/08                            2,405            2,547
  -----------------------------------------------------------------------
                                                                 10,593
  -----------------------------------------------------------------------
  TEXAS - 5.3%
      Austin Utility System Revenue
        Refunding Bonds, (FSA Insured),
        Unrefunded Balance,
        5.13%, 11/15/20                          1,800            1,792

      Birdville Texas Independent School
        District Capital Appreciation G.O.
        Bonds (PSF, Gtd.),
        0.00%, 2/15/19                           1,795              612

      Brownsville Naval District Revenue
        Refunding Bonds, Union Carbide Corp.
        Project,
        5.10%, 1/1/12                            1,000              929

      Carrollton Farmers Branch Independent
        School District G.O. Bonds,
        6.00%, 2/15/14                           3,290            3,594

      Harris County Health Facilities
        Development Corp. Revenue Bonds,
        Series A, Christus Health,
        5.50%, 7/1/09                            1,500            1,588

      Lamar Consolidated Independent School
        District G.O. Bonds (PSF, Gtd.),
        6.00%, 2/15/13                           2,400            2,645

      Matagorda County Navigation District
        No. 1 Refunding Revenue Bonds,
        Series C, Reliant Energy, Inc.,
        5.20%, Mandatory Put 11/1/02             4,500            4,560

      Parker County Hospital District
        Revenue Bonds, Campbell Health
        System,
        6.25%, 8/15/19                           1,000              915

      San Antonio City Electricity & Gas
        Revenue Refunding Bonds, Series A,
        4.50%, 2/1/21                            4,000            3,628

      Texas State Veterans Housing
        Assistance G.O. Bonds, Series C,
        Fund II,
        6.10%, 6/1/21                            3,000            3,184

      Waxahachie Independent School District
        G.O. Capital Appreciation Refunding
        Bonds (PSF, Gtd.),
        0.00%, 8/15/16                           5,505            2,288
        0.00%, 8/15/23                           4,265            1,073
        0.00%, 8/15/28                           6,875            1,231
        0.00%, 8/15/30                           7,140            1,117
  -----------------------------------------------------------------------
                                                                 29,156
  -----------------------------------------------------------------------
  VIRGINIA - 0.5%
      Charles City County IDA Solid Waste
        Disposal Facility Revenue Refunding
        Bonds (AMT), Waste Management, Inc.
        Project,
        4.88%, 2/1/09                            2,750            2,596
  -----------------------------------------------------------------------
  WASHINGTON - 3.6%
      King County School District No. 403
        G.O. Bonds, Prerefunded
        6.13%, 12/1/02                           2,000            2,111
      Seattle Refunding G.O. Bonds, Limited
        Tax,
        6.50%, 3/1/17                            2,500            2,561

SEE NOTES TO THE FINANCIAL STATEMENTS.

                          NORTHERN FUNDS ANNUAL REPORT 77 FIXED INCOME FUNDS

FIXED INCOME FUNDS
SCHEDULE OF INVESTMENTS
TAX-EXEMPT FUND (CONTINUED)

                                              PRINCIPAL
                                                AMOUNT          VALUE
                                                (000S)          (000S)
-------------------------------------------------------------------------
  MUNICIPAL BONDS-97.4% -- CONTINUED

  WASHINGTON - 3.6% -- (CONTINUED)
      Washington Public Power Supply Systems
        Revenue Refunding Bonds, Series A,
        Nuclear Project No. 2,
        6.50%, 7/1/03                           $3,750           $3,850

      Washington State Compound Interest
        G.O. Bonds, Series S-5 (FGIC
        Insured),
        0.00%, 1/1/19                            5,000            1,962

      Washington State G.O. Bonds, Series A,
        6.00%, 9/1/16                            5,000            5,203

      Washington State G.O. Bonds, Series B,
        6.40%, 6/1/17                            3,450            4,048
  -----------------------------------------------------------------------
                                                                 19,735
  -----------------------------------------------------------------------
  WEST VIRGINIA - 0.2%
      West Virginia University Revenue
        Bonds, Series A, West Virginia
        University Project (AMBAC Insured),
        0.00%, 4/1/22                            2,800              913
  -----------------------------------------------------------------------
  WISCONSIN - 0.1%
      Wisconsin State Health & Education
        Facilities Authority Revenue Bonds,
        University of Wisconsin Medical
        Foundation (LaSalle Bank N.A. LOC),
        6.15%, 5/1/30                              700              700
-------------------------------------------------------------------------
  TOTAL MUNICIPAL BONDS
-------------------------------------------------------------------------
  (COST $502,098)                                               531,489

                                                NUMBER
                                               OF SHARES         VALUE
                                                (000S)           (000S)
-------------------------------------------------------------------------
  OTHER-2.2%
      AIM Tax Exempt Cash Reserve Fund           4,970            4,970
      Dreyfus Tax-Exempt Cash
        Management Fund                          6,941            6,941
-------------------------------------------------------------------------
  TOTAL OTHER
  (COST $11,911)                                                 11,911



-------------------------------------------------------------------------
  TOTAL INVESTMENTS - 99.6%
-------------------------------------------------------------------------
  (COST $514,009)                                               543,400
      Other Assets less Liabilities - 0.4%                        2,235
-------------------------------------------------------------------------
  NET ASSETS-100%                                             $ 545,635

SEE NOTES TO THE FINANCIAL STATEMENTS.

FIXED INCOME FUNDS  78  NORTHERN FUNDS ANNUAL REPORT

                                                             FIXED INCOME FUNDS
SCHEDULE OF INVESTMENTS                                          MARCH 31, 2001
U.S. GOVERNMENT FUND

                                            PRINCIPAL
                                              AMOUNT          VALUE
                                              (000S)          (000S)
--------------------------------------------------------------------------
  U.S. GOVERNMENT AGENCIES-71.9%

  FANNIE  MAE - 40.7%
      FNMA Notes,
         5.13%, 2/13/04                        $29,000          $29,226
         5.63%, 5/14/04                         38,000           38,784
         5.75%, 6/15/05                         19,500           19,945
         6.00%, 5/15/08                          7,500            7,710
      Pool #017334,
         6.50%, 4/1/15                          14,000           14,166
      Pool #535883,
         6.00%, 9/1/29                          33,370           32,494
  -----------------------------------------------------------------------
                                                                142,325
  -----------------------------------------------------------------------
  FANNIE MAE REMIC TRUST - 3.0%
      Series 1997-M5, Class C,
         6.74%, 8/25/07                         10,000           10,401
  -----------------------------------------------------------------------
  FEDERAL HOME LOAN BANK - 1.0%
      FHLB Notes,
         0.00%, 4/2/01                           3,529            3,528
  -----------------------------------------------------------------------
  FREDDIE MAC - 25.7%
         5.13%, 10/15/08                        11,000           10,696
         5.75%, 7/15/03                         18,500           18,922
         6.63%, 9/15/09                         28,000           29,750
      Pool #410092,
         7.36%, 11/1/24                            980              998
      Series 1500, Class H,
         6.75%, 8/15/21                         14,200           14,494
      Series 2165, Class PA,
         6.00%, 1/15/17                         15,000           15,204
  -----------------------------------------------------------------------
                                                                 90,064
  -----------------------------------------------------------------------
  GOVERNMENT NATIONAL MORTGAGE ASSOCIATION - 1.5%
      Pool #270288,
         10.00%, 6/15/19                           254              280
      Pool #476998,
         6.50%, 7/15/29                          4,719            4,717
      Series 2 Pool #268360,
         10.00%, 4/15/19                           193              213
  -----------------------------------------------------------------------
                                                                  5,210
-------------------------------------------------------------------------
  TOTAL U.S. GOVERNMENT AGENCIES
-------------------------------------------------------------------------
  (COST $246,517)                                               251,528

  U.S. GOVERNMENT OBLIGATIONS-27.3%

  U.S. TREASURY NOTES - 27.3%
         5.63%, 2/15/06                          7,000            7,306
         5.75%, 8/15/03                         44,315           45,748
         7.50%, 2/15/05                         38,500           42,477
  -----------------------------------------------------------------------
                                                                 95,531
-------------------------------------------------------------------------
  TOTAL U.S. GOVERNMENT OBLIGATIONS
-------------------------------------------------------------------------
  (COST $93,468)                                                 95,531



-------------------------------------------------------------------------
  TOTAL INVESTMENTS - 99.2%
-------------------------------------------------------------------------
  (COST $339,985)                                               347,059
       Other Assets less Liabilities - 0.8%                       2,979
-------------------------------------------------------------------------
  NET ASSETS-100%                                             $ 350,038

SEE NOTES TO THE FINANCIAL STATEMENTS.

                          NORTHERN FUNDS ANNUAL REPORT 79 FIXED INCOME FUNDS

FIXED INCOME FUNDS
NOTES TO THE FINANCIAL STATEMENTS

1  ORGANIZATION

Northern Funds (the "Trust") is a Delaware business trust, which was formed on February 7, 2000, and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Arizona Tax-Exempt, California Intermediate Tax-Exempt, California Tax-Exempt, Fixed Income, Florida Intermediate Tax-Exempt, Global Fixed Income, High Yield Fixed Income, High Yield Municipal, Intermediate Tax-Exempt, Short-Intermediate U.S. Government, Tax-Exempt and U.S. Government Funds (collectively the "Funds") are separate, diversified investment portfolios of the Trust, except for the Arizona Tax-Exempt, California Intermediate Tax-Exempt, California Tax-Exempt, Florida Intermediate Tax-Exempt and Global Fixed Income Funds, which are non-diversified portfolios of the Trust. Non-diversified portfolios may invest a relatively high percentage of their net assets in obligations of a limited number of issuers. Each of the Funds maintains its own investment objective. The Funds were formerly a series of Northern Funds, a Massachusetts business trust, and were reorganized into the Trust on July 31, 2000.

Northern Trust Investments, Inc. ("NTI"), a wholly owned subsidiary of The Northern Trust Company ("Northern Trust") serves as investment adviser to the Funds other than Global Fixed Income Fund, which is advised by Northern Trust. Northern Trust also serves as custodian, fund accountant and transfer agent to the Funds. In addition, NTI and PFPC, Inc. ("PFPC") serve as co-administrators to the Funds.

2  SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Funds. These policies are in conformity with accounting principles generally accepted in the United States or "GAAP." The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

A) VALUATION OF SECURITIES - Short-term investments held by the Funds are valued using the amortized cost method, which approximates market value. Under this method, investments purchased at a discount or premium are valued by amortizing the difference between the original purchase price and maturity value of the issue over the period to maturity. Securities traded on a recognized U.S. or foreign securities exchange are generally valued at the last quoted sales price on the securities exchange on which the securities are primarily traded. If securities traded on a foreign securities exchange are not traded on a valuation date, they will be valued at the most recent quoted sales price. Securities which are traded in the U.S. over-the-counter markets, absent a last quoted sales price, are valued at the last quoted bid price. Securities which are traded in the foreign over-the-counter markets are generally valued at the last sales price. Insurance funding agreements are valued at cost plus accrued interest, which approximates market value. Any securities for which current quotations are not readily available are valued at fair value as determined in good faith by the investment adviser under the supervision of the Board of Trustees.

B) REPURCHASE AGREEMENTS - During the term of a repurchase agreement, the market value of the underlying collateral, including accrued interest, is required to equal or exceed the market value of the repurchase agreement. The underlying collateral for all repurchase agreements is held in a customer-only account of Northern Trust, as custodian for the Funds, at the Federal Reserve Bank of Chicago.

C) STRIPPED SECURITIES - Stripped securities represent the right to receive future interest payments (interest only stripped securities) or principal payments (principal only stripped securities). The value of variable rate interest only stripped securities varies directly with changes in interest rates, while the value of fixed rate interest only stripped securities and the value of principal only stripped securities vary inversely with changes in interest rates.

D) FOREIGN CURRENCY TRANSLATIONS - Values of investments denominated in foreign currencies are converted into U.S. dollars using the spot market rate of exchange at the time of valuation. The cost of purchases and proceeds from sales of investments, interest and dividend income are translated into U.S. dollars using the spot market rate of exchange prevailing on the respective dates of such transactions. The gains or losses on investments resulting from changes in foreign exchange rates are included with net realized and unrealized gains (losses) on investments.

E) FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS - Certain Funds are authorized to enter into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date as a hedge against either specific transactions or portfolio positions, or as a cross-hedge transaction or for speculative purposes. The objective of a Fund's foreign currency hedging transactions is to reduce the risk that the U.S. dollar value of a Fund's foreign cur rency denominated securities will decline in value due to changes in foreign currency exchange rates. All forward foreign currency contracts are

FIXED INCOME FUNDS 80 NORTHERN FUNDS ANNUAL REPORT

                                                                MARCH 31, 2001

"marked-to-market" daily at the applicable translation rates and any resulting unrealized gains or losses are recorded in a Fund's financial statements. The Fund records realized gains or losses at the time the forward contract is offset by entering into a closing transaction or extinguished by delivery of the currency. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The contractual amounts of forward foreign currency exchange contracts do not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered.

F) INVESTMENT TRANSACTIONS AND INCOME - Investment transactions are recorded as of the trade date. The Funds determine the gain or loss realized from investment transactions by using an identified cost basis method. Dividend income is recognized on the ex-dividend date and interest income is recognized on an accrual basis and includes amortization of discounts and premiums. Dividends from foreign securities are recorded on ex-date, or as soon as the information is available.

G) EXPENSES - Each Fund is charged for those expenses that are directly attributable to that Fund. Expenses that are not directly attributable to a Fund are typically allocated among the Funds in proportion to their relative net assets.

H) DISTRIBUTIONS TO SHAREHOLDERS - Dividends from net investment income are declared and paid as follows:

                                    DECLARATION     PAYMENT
                                     FREQUENCY     FREQUENCY
  Arizona Tax-Exempt                   DAILY        MONTHLY
  California Intermediate Tax-Exempt   DAILY        MONTHLY
  California Tax-Exempt                DAILY        MONTHLY
  Fixed Income                         DAILY        MONTHLY
  Florida Intermediate Tax-Exempt      DAILY        MONTHLY
  Global Fixed Income                ANNUALLY      ANNUALLY
  High Yield Fixed Income              DAILY        MONTHLY
  High Yield Municipal                 DAILY        MONTHLY
  Intermediate Tax-Exempt              DAILY        MONTHLY
  Short-Intermediate U.S. Government   DAILY        MONTHLY
  Tax-Exempt                           DAILY        MONTHLY
  U.S. Government                      DAILY        MONTHLY

Distributions of net realized capital gains, if any, are declared at least annually. Distributions to shareholders are recorded on the ex-dividend date.

The timing and character of distributions determined in accordance with federal income tax regulations may differ from financial statement amounts determined in accordance with GAAP due to differences in the treatment and recognition of investment income and realized gains and losses. These differences are primarily related to foreign currency transactions, deferral of realized losses and capital loss carryforwards. Certain differences in treatment of income and capital gains for distributions, which are permanent, may result in periodic reclassifications in the Funds' capital accounts.

During the year ended March 31, 2001, the percentage of dividends derived from net investment income paid by each of the following Funds as "exempt-interest dividends", excludable from gross income for Federal income tax purposes were as follows: Arizona Tax-Exempt - 99.36%, California Intermediate Tax- Exempt - 99.00%, California Tax-Exempt - 99.54%, Florida Intermediate Tax-Exempt - 98.78%, High Yield Municipal - 99.90%, Intermediate Tax-Exempt - 99.95% and Tax-Exempt - 99.90%.

I) FEDERAL INCOME TAXES - No provision for federal income taxes has been made since each Fund's policy is to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of their taxable income and capital gains to their shareholders.

                            NORTHERN FUNDS ANNUAL REPORT 81 FIXED INCOME FUNDS

FIXED INCOME FUNDS
NOTES TO THE FINANCIAL STATEMENTS (CONTINUED)

For the period subsequent to October 31, 2000, through the fiscal year end, the following Funds incurred net capital losses for which each Fund intends to treat as having been incurred in the following fiscal year (in thousands):
Fixed Income - $425, High Yield Fixed Income - $6,541, High Yield Municipal - $383, Short-Intermediate U.S. Government - $116 and U.S. Government - $493.

At March 31, 2001 the capital loss carryforwards for U.S. Federal income tax purposes and their respective years of expiration are as follows (IN THOUSANDS):

                                     MARCH 31,    MARCH 31,
  FUND                                 2008         2009
  Fixed Income                        $433        $2,679
  Florida Intermediate Tax-Exempt       11           -
  High Yield Fixed Income            2,518         7,141
  High Yield Municipal                 131           531
  Short-Intermediate U.S. Government    67            9
  Tax-Exempt                         3,981           -
  U.S. Government                      536           -

The Funds in the above table may offset future capital gains with these capital loss carryforwards.

3  INVESTMENT ADVISORY AND OTHER AGREEMENTS

Prior to January 1, 2001, Northern Trust served as co-administrator and investment adviser of the Funds. Effective January 1, 2001, NTI became a wholly-owned subsidiary of Northern Trust, the co-administrator of the Funds and the investment adviser of the Funds other than the Global Fixed Income Fund, which continues to be advised by Northern Trust. The foregoing changes in investment adviser and co-administrator resulted from NTI's assumption of Northern Trust's rights and responsibilities under the advisory and co-administration agreements.

Pursuant to its advisory agreement with the Funds, the investment adviser is entitled to receive a fee, calculated daily and payable monthly, at the annual rates presented in the following table as applied to each Fund's daily net assets. For the year ended March 31, 2001, the investment adviser voluntarily agreed to waive a portion of its advisory fees as shown on the accompanying Statements of Operations.

The investment adviser also reimbursed the Funds as shown on the accompanying Statements of Operations to adhere to the expense limitations presented in the following table:

                                    ANNUAL    ADVISORY
                                   ADVISORY  FEES AFTER    EXPENSE
                                     FEES      WAIVERS   LIMITATIONS
  Arizona Tax-Exempt                 0.75%      0.70%       0.85%
  California Intermediate Tax-Exempt 0.75%      0.70%       0.85%
  California Tax-Exempt              0.75%      0.70%       0.85%
  Fixed Income                       0.75%      0.75%       0.90%
  Florida Intermediate Tax-Exempt    0.75%      0.70%       0.85%
  Global Fixed Income                0.90%      0.90%       1.15%
  High Yield Fixed Income            0.75%      0.75%       0.90%
  High Yield Municipal               0.75%      0.70%       0.85%
  Intermediate Tax-Exempt            0.75%      0.70%       0.85%
  Short-Intermediate U.S. Government 0.75%      0.75%       0.90%
  Tax-Exempt                         0.75%      0.70%       0.85%
  U.S. Government                    0.75%      0.75%       0.90%

The waivers and reimbursements described above are voluntary and may be terminated at any time.

The Funds have a co-administration agreement with NTI and PFPC for certain administrative services. Pursuant to their co-administration agreement with the Funds, the co-administrators are entitled to receive a fee, computed daily and payable monthly, at the annual rate of 0.15% of each Fund's daily net assets.

4  BANK LOANS

The Funds maintain a $50,000,000 revolving bank credit line for liquidity and other purposes. Borrowings under this arrangement bear interest at .45% above the Fed Funds rate.

As of March 31, 2001, there were no outstanding borrowings.

FIXED INCOME FUNDS 82 NORTHERN FUNDS ANNUAL REPORT

                                                                MARCH 31, 2001

5  INVESTMENT TRANSACTIONS

The aggregate purchases and sales of securities, excluding short-term investments, for the Funds for the year ended March 31, 2001 were as follows:

                                                  PURCHASES                         SALES
  AMOUNTS IN THOUSANDS                   U.S. GOVERNMENT      OTHER      U.S. GOVERNMENT       OTHER
  Arizona Tax-Exempt                       $        -       $ 72,911         $      -       $   69,235
  California Intermediate Tax-Exempt                -         57,992                -           64,347
  California Tax-Exempt                             -        105,835                -          109,817
  Fixed Income                              1,216,986        302,355          241,894        1,233,984
  Florida Intermediate Tax-Exempt                   -         65,919                -           68,158
  Global Fixed Income                           7,780         45,929            5,871           43,648
  High Yield Fixed Income                           -        320,292                -          260,244
  High Yield Municipal                              -         13,958                -            3,423
  Intermediate Tax-Exempt                           -        583,234                -          612,857
  Short-Intermediate U.S. Government          122,004            186          105,666              191
  Tax-Exempt                                        -        583,122                -          594,292
  U.S. Government                             329,820              -          338,022                -

At March 31, 2001, for federal tax purposes, gross unrealized appreciation, gross unrealized depreciation, net unrealized appreciation (depreciation) on investments (including the effects of foreign currency translation) and the cost basis of securities were as follows:

                                                  UNREALIZED          UNREALIZED       NET APPRECIATION        COST BASIS
  AMOUNTS IN THOUSANDS                           APPRECIATION        DEPRECIATION       (DEPRECIATION)        OF SECURITIES
  Arizona Tax-Exempt                               $3,794                 $(14)             $3,780              $72,430
  California Intermediate Tax-Exempt                4,399                  (11)              4,388               85,359
  California Tax-Exempt                             5,709                 (181)              5,528              122,098
  Fixed Income                                     13,941               (6,053)              7,888              734,406
  Florida Intermediate Tax-Exempt                     881                  (94)                787               41,267
  Global Fixed Income                                 221                 (652)               (431)              18,124
  High Yield Fixed Income                           3,151              (15,546)            (12,395)             216,866
  High Yield Municipal                                555                 (699)               (144)              32,322
  Intermediate Tax-Exempt                          20,390               (1,644)             18,746              657,556
  Short-Intermediate U.S. Government                1,418                    -               1,418               75,068
  Tax-Exempt                                       31,708               (2,317)             29,391              514,009
  U.S. Government                                   7,074                    -               7,074              339,985

                            NORTHERN FUNDS ANNUAL REPORT 83 FIXED INCOME FUNDS

FIXED INCOME FUNDS
NOTES TO THE FINANCIAL STATEMENTS (CONTINUED)

6  CAPITAL SHARE TRANSACTIONS

Transactions of shares of the Funds for the year ended March 31, 2001 were as follows:

                                                                                                                     NET
                                                                                REINVESTMENT                      INCREASE
  AMOUNTS IN THOUSANDS                                             SOLD         OF DIVIDENDS      REDEEMED       (DECREASE)
  Arizona Tax-Exempt                                               1,585             10           (1,257)            338
  California Intermediate Tax-Exempt                               1,228             10           (1,817)           (579)
  California Tax-Exempt                                            2,269             62           (2,630)           (299)
  Fixed Income                                                    21,667            340          (16,354)          5,653
  Florida Intermediate Tax-Exempt                                    610             28             (866)           (228)
  Global Fixed Income                                                508              3             (545)            (34)
  High Yield Fixed Income                                         13,393            464           (7,183)          6,674
  High Yield Municipal                                             1,545             11             (468)          1,088
  Intermediate Tax-Exempt                                         10,764            136          (14,151)         (3,251)
  Short-Intermediate U.S. Government                               3,762             19           (2,708)          1,073
  Tax-Exempt                                                       6,230             81           (7,010)           (699)
  U.S. Government                                                  4,511            146           (6,526)         (1,869)

Transactions of shares of the Funds for the year ended March 31, 2000 were as follows:

                                                                                                                     NET
                                                             ISSUED UPON     REINVESTMENT                         INCREASE
  AMOUNTS IN THOUSANDS                        SOLD          CONVERSION(1)    OF DIVIDENDS       REDEEMED         (DECREASE)
  Arizona Tax-Exempt                          3,104            5,621                2            (2,112)           6,615
  California Intermediate Tax-Exempt          2,924            7,986               11            (1,692)           9,229
  California Tax-Exempt                       3,253            5,865               85            (4,270)           4,933
  Fixed Income                               17,565           30,234              457            (8,487)          39,769
  Florida Intermediate Tax-Exempt             2,005                -               39            (1,418)             626
  Global Fixed Income (2)                       522              567                4              (469)             624
  High Yield Fixed Income                    16,278                -              141            (2,664)          13,755
  High Yield Municipal                        1,711                -                5              (375)           1,341
  Intermediate Tax-Exempt                    45,944           36,215              182           (47,197)          35,144
  Short-Intermediate U.S. Government          1,217            6,034                2              (837)           6,416
  Tax-Exempt                                  8,098           32,683              168           (10,117)          30,832
  U.S. Government                            17,301           11,422              176           (19,710)           9,189

  (1) CONVERSION FROM NORTHERN COMMON TRUST FUNDS ON OCTOBER 1, 1999.
  (2) FORMERLY NAMED THE INTERNATIONAL FIXED INCOME.

7  SUBSEQUENT EVENT

On May 2, 2001, NTI and Northern Trust Global Investments (Europe) Limited ("NTGIE"), each a wholly owned subsidiary of Northern Trust, assumed Northern Trust's rights and responsibilities as investment adviser of the Global Fixed Income Fund.

FIXED INCOME FUNDS 84 NORTHERN FUNDS ANNUAL REPORT

FIXED INCOME FUNDS
REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS

TO THE NORTHERN FUNDS
SHAREHOLDERS AND BOARD
OF TRUSTEES:

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of the Arizona Tax-Exempt Fund, California Intermediate Tax-Exempt Fund, California Tax-Exempt Fund, Fixed Income Fund, Florida Intermediate Tax-Exempt Fund, Global Fixed Income Fund, High Yield Fixed Income Fund, High Yield Municipal Fund, Intermediate Tax-Exempt Fund, Short-Intermediate U.S. Govenment Fund, Tax-Exempt Fund and U.S. Government Fund, twelve of the portfolios comprising the Northern Funds (a Delaware business trust) as of March 31, 2001, and the related statements of operations, changes in net assets and the financial highlights for the periods indicated thereon. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of March 31, 2001, by physical examination of the securities held by the custodian and by correspondence with outside depositories and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the respective portfolios constituting Northern Funds as of March 31, 2001, the results of their operations, changes in their net assets, and financial highlights for the periods indicated thereon, in conformity with accounting principles generally accepted in the United States.


ARTHUR ANDERSEN LLP
Chicago, Illinois
May 17, 2001

                            NORTHERN FUNDS ANNUAL REPORT 85 FIXED INCOME FUNDS

FIXED INCOME FUNDS
ABBREVIATIONS AND OTHER INFORMATION

With respect to the Schedules of Investments, the percentage shown for each investment category reflects the value of investments in that category as a percentage of total net assets.

Interest rates represent either the stated coupon rate, annualized yield on date of purchase for discounted notes, or, for floating rate securities, the current reset rate.

Maturity dates represent the stated date on the security, the next interest reset date or next putable dates for floating rate securities or the prerefunded date for these types of securities.

Prerefunding is a procedure in which a bond issuer floats a second bond in order to pay off the first bond at the first call date. The proceeds from the sale of the second bond are safely invested, usually in Treasury securities, that will mature at the first call date of the first bond issue. Those first bonds are said to be prerefunded after this operation has taken place.

EXPLANATION OF ABBREVIATIONS USED THROUGHOUT THE SCHEDULES OF INVESTMENTS
ACA     American Capital Access
AMBAC   American Municipal Bond Assurance Corporation
AMT     Alternative Minimum Tax
ASU     Arizona State University
CDC     Caisse Des Depots Et Consignations
Colld.  Collateralized
COP     Certificate of Participation
FGIC    Financial Guaranty Insurance Corporation
FHA     Federal Housing Authority
FHLB    Federal Home Loan Bank
FHLMC   Freddie Mac
FNMA    Fannie Mae
FRN     Floating Rate Note
FSA     Financial Security Assurance
GIC     Guaranteed Investment Contract
GNMA    Government National Mortgage Association
G.O.    General Obligation
Gtd.    Guaranteed
HFA     Housing Finance Authority
HUD     Housing Urban Development
I.O.    Interest Only Stripped Security
IDA     Industrial Development Authority
IDR     Industrial Development Revenue
LOC     Letter of Credit
MBIA    Municipal Bond Insurance Association
PCR     Pollution Control Revenue
PFA     Public Finance Authority
PSF     Permanent School Fund
RAN     Revenue Anticipation Notes
REMIC   Real Estate Mortgage Investment Conduit
SFM     Single Family Mortgage
TAN     Tax Anticipation Notes
TRB     Tax Revenue Bonds

FIXED INCOME FUNDS 86 NORTHERN FUNDS ANNUAL REPORT

                                                            FIXED INCOME FUNDS

                      THIS PAGE INTENTIONALLY LEFT BLANK

                            NORTHERN FUNDS ANNUAL REPORT 87 FIXED INCOME FUNDS

FIXED INCOME FUNDS

                      THIS PAGE INTENTIONALLY LEFT BLANK

FIXED INCOME FUNDS 88 NORTHERN FUNDS ANNUAL REPORT

                                                              When building a sound Northern Funds investment strategy,
                                                              you'll want to select a mix of equity, fixed income
                                                              and money market funds that have return potential and an
                                                              acceptable level of risk. For more information about
RISK/REWARD                                                   Northern Funds, including management fees and expenses,
POTENTIAL                                                     call 800/595-9111 for a prospectus. Please read the
                                                              prospectus carefully before investing.



                                                              NORTHERN FUNDS
-----------------------------------------------------------------------------------------------------------------------

                                                      HIGH    GROWTH
                                                       /|\    ---------------------------------------------------------
[FAMILY WITH PONTOON PLANE]                             |     INTERNATIONAL EQUITIES & SECTOR FUNDS
                                                        |     Global Communications Fund
EQUITY FUNDS Domestic and international                 |     Technology Fund
offering you opportunities for capital                  |     International Select Equity Fund
and appreciation and long-term growth.                  |     International Growth Equity Fund
                                                        |
                                                        |     ---------------------------------------------------------
                                                        |     SMALL- & MEDIUM-CAPITALIZATION EQUITIES
                                                        |     Growth Opportunities Fund
                                                        |     Small Cap Growth Fund
                                                        |     Small Cap Value Fund
                                                        |     Small Cap Index Fund
                                                        |     Mid Cap Growth Fund
RISK/REWARD POTENTIAL                                   |
                                                        |     ---------------------------------------------------------
                                                        |     INCOME & LARGE-CAPITALIZATION EQUITIES
                                                        |     Select Equity Fund
                                                        |     Growth Equity Fund
                                                        |     Large Cap Value Fund
                                                        |     Stock Index Fund
                                                        |     Income Equity Fund
--------------------------------------------------------|--------------------------------------------------------------
                                                        |     INCOME
[COUPLES AT OPERA]                                      |     ---------------------------------------------------------
                                                        |     LONGER-TERM, INTERNATIONAL & HIGH YIELD BONDS
FIXED INCOME FUNDS Taxable and tax-exempt--             |     High Yield Fixed Income Fund
providing you with the potential for                    |     High Yield Municipal Fund
current income with both domestic and                   |     Global Fixed Income Fund
international choices.                                  |     California Tax-Exempt Fund
                                                        |     Arizona Tax-Exempt Fund
                                                        |     Tax-Exempt Fund Fixed Income Fund
                                                        |
                                                        |     ---------------------------------------------------------
                                                        |     INTERMEDIATE-TERM BONDS
                                                        |     Florida Intermediate Tax-Exempt Fund
                                                        |     California Intermediate Tax-Exempt Fund
                                                        |     Intermediate Tax-Exempt Fund
                                                        |     Short-Intermediate U.S. Government Fund
                                                        |     U.S. Government Fund
                                                        |
--------------------------------------------------------|--------------------------------------------------------------
                                                        |
[FAMILY HORSEBACK RIDING]                               |     LIQUIDITY
                                                        |     ---------------------------------------------------------
                                                        |     MONEY MARKET SECURITIES
MONEY MARKET FUNDS Helping you meet your                |     California Municipal Money Market Fund
cash management and short-term                          |     Municipal Money Market Fund
investment needs.                                       |     U.S. Government Select Money Market Fund
                                                        |     U.S. Government Money Market Fund
                                                        |     Money Market Fund
                                                        |
                                                        |     AN INVESTMENT IN THE MONEY MARKET FUNDS IS NOT
                                                        |     INSURED OR GUARANTEED BY THE FDIC OR ANY OTHER
                                                        |     GOVERNMENTAL AGENCY. ALTHOUGH THE FUNDS SEEK
                                                        |     TO MAINTAIN A VALUE OF $1.00 PER SHARE, IT IS
                                                        |     POSSIBLE TO LOSE MONEY.
                                                       \|/
                                                       LOW


                                                                    FIX ANR 5/01






-C-2001 Northern Trust Corporation. Northern Funds Distributors, LLC, an independent third party.

                                                                   PRESORTED
                                                                   STANDARD
                                                                 U.S. POSTAGE
                                                                     PAID
                                                                 CHICAGO, IL
                                                                PERMIT NO. 941


50 South LaSalle Street
P.O. Box 75986
Chicago, Illinois 60675-5986
800/595-9111
northernfunds.com

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